    As filed with the Securities and Exchange Commission on January 12, 1996


                                                               File No. 33-64629

================================================================================

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM N-2

                        (Check appropriate box or boxes)
/x/         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

/x/                     Pre-Effective Amendment No.  1
                                                   -----


/ /                    Post-Effective Amendment No.
                                                   -----


                           ALLIED CAPITAL CORPORATION
                           --------------------------
                Exact name of Registrant as Specified in Charter

                       c/o Allied Capital Advisers, Inc.
                         1666 K Street, N.W., 9th Floor
                          Washington, D.C.  20006-2803
                          ----------------------------
                     Address of Principal Executive Offices
                    (Number, Street, City, State, Zip Code)

                                 (202) 331-1112
                                 --------------
               Registrant's Telephone Number, including Area Code

             David Gladstone, Chairman and Chief Executive Officer
                         Allied Capital Advisers, Inc.
                         1666 K Street, N.W., 9th Floor
                         Washington, D.C.  20006-2803
             -----------------------------------------------------
                     Name and Address of Agent for Service
                    (Number, Street, City, State, Zip Code)

                                    Copy to:
                            Steven B. Boehm, Esquire
                          Sutherland, Asbill & Brennan
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D.C.  20004-2404

                 Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of the registration statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box: /x/

It is proposed that this filing will become effective (check appropriate box)
     /x/  when declared effective pursuant to section 8(c)

     / / This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement
for the same offering is    -    .
                        ---------


                                        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
-----------------------------------------------------------------------------------------------------------------------

                                                         Proposed Maximum       Proposed Maximum
              Title of Securities     Amount Being       Offering Price Per     Aggregate Offering     Amount of
              Being Registered        Registered         Share                  Price                  Registration Fee
-----------------------------------------------------------------------------------------------------------------------
              Common Stock,
              $1.00 par value         883,655 shares     $13.0625 (1)           $11,542,874 (1)        $3,980.31 (2)



              Common Stock, $1.00     1,783 shares       $13.875 (3)            $24,732 (3)            $100.00
              par value
-----------------------------------------------------------------------------------------------------------------------

              (1) Estimated for purposes of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended (the "1933 Act"), based on the average of the high and low prices per share on November 27, 1995 on the Nasdaq National Market.
              (2)      Previously paid.
              (3) Estimated for purposes of calculating the registration fee pursuant to Rule 457(c) under the 1933 Act, based on the average of the high and low prices per share on January 11, 1996 on the Nasdaq National Market.

         The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

                             CROSS REFERENCE SHEET
            Pursuant to Rule 495(a) under the Securities Act of 1933
            Showing the Location of Information Required by Form N-2 in Part A (Prospectus) and Part B (Statement of Additional Information) and
           Part C (Other Information) of the Registration Statement


                 ITEM OF FORM N-2                                      CAPTION OR LOCATION IN PROSPECTUS
                 ----------------                                      ---------------------------------

                                            PART A:  INFORMATION REQUIRED IN A PROSPECTUS
                 1.     Outside Front Cover                            Outside Front Cover Page

                 2.     Inside Front and Outside Back Cover Page       Inside Front and Outside Back Cover Page

                 3.     Fee Table and Synopsis                         Summary; Fees and Expenses

                 4.     Financial Highlights                           Financial Highlights

                 5.     Plan of Distribution                           Plan of Distribution

                 6.     Selling Shareholders                           (Not Applicable)

                 7.     Use of Proceeds                                Use of Proceeds

                 8.     General Description of the Registrant          The Company; Summary

                 9.     Management                                     Management

                 10.    Capital Stock, Long-Term Debt, and Other       Authorized Classes of Securities; Description of Common
                        Securities                                     Stock

                 11.    Defaults and Arrears on Senior Securities      (Not Applicable)

                 12.    Legal Proceedings                              Legal Matters

                 13.    Table of Contents of the Statement of          Table of Contents of the Statement of Additional
                        Additional Information                         Information

                                PART B:  INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                 14.    Cover Page                                     Cover Page

                 15.    Table of Contents                              Table of Contents

                 16.    General Information and History                The Company in the Prospectus; Summary in the
                                                                       Prospectus

                 17.    Investment Objective and Policies              Investment Objectives and Policies

                 18.    Management                                     Management

                 19.    Control Persons and Principal Holders of       Control Persons and Principal Holders of Securities
                        Securities

                 20.    Investment Advisory and Other Services         Investment Advisory and Other Services

                 21.    Brokerage Allocation and Other Practices       Brokerage Allocation and Other Practices

                 22.    Tax Status                                     Tax Status

                 23.    Financial Statements                           (Not Applicable)

                                                      PART C:  OTHER INFORMATION

                 24.    Financial Statements and Exhibits              Financial Statements and Exhibits

                 25.    Marketing Arrangements                         (Not Applicable)

                 26.    Other Expenses of Issuance and                 Other Expenses of Issuance and Distribution
                        Distribution

                 27.    Persons Controlled by or Under Common          Persons Controlled by or Under Common Control
                        Control

                 28.    Number of Holders of Securities                Number of Holders of Securities

                 29.    Indemnification                                Indemnification

                 30.    Business and Other Connections of              Business and Other Connections of Investment Adviser
                        Investment Adviser

                 31.    Location of Accounts and Records               Locations of Accounts and Records

                 32.    Management Services                            Management Services

                 33.    Undertakings                                   Undertakings

                                     PART A
                      INFORMATION REQUIRED IN A PROSPECTUS

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO THE REGISTRATION OF QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


SUBJECT TO COMPLETION: THE DATE OF ISSUANCE OF THIS PRELIMINARY PROSPECTUS IS ________ __, 1996.


PROSPECTUS                       885,448 SHARES

                           ALLIED CAPITAL CORPORATION
                                  COMMON STOCK
                         -----------------------------

    Allied Capital Corporation (the "Company") is issuing to the beneficial holders of record of the outstanding shares of its common stock at the close of business on January 22, 1996 ("the Record Date") non-transferable rights (the "Subscription Rights"). Each shareholder will be issued one Subscription Right for each share of the Company held as of the Record Date, and will be entitled to subscribe for and purchase from the Company up to one (1) authorized but heretofore unissued share of the Company's common stock for each seven (7) Subscription Rights held (the "Primary Subscription") aggregating a total of 885,448 shares of common stock. Shares of common stock of the Company offered through this Prospectus are referred to as the "Shares." Shareholders who fully exercise their Subscription Rights will be entitled to the additional privilege of subscribing, subject to certain limitations and subject to allocation or increase, for any Shares not acquired by exercise of Subscription Rights (the "Over-Subscription Privilege"). The Primary Subscription and the Over-Subscription Privilege collectively comprise the "Offer." The Company may, at its sole discretion, increase the number of Shares of common stock subject to subscription by up to 15% of the Shares, or 132,817 Shares, for an aggregate total of 1,018,265 Shares available under the Offer. Fractional shares will not be issued upon exercise of Subscription Rights and no fractional Subscription Rights will be issued. Subscription Rights are non-transferable and will not be admitted for trading or quotation on any exchange and therefore may not be purchased or sold. Only persons who are stockholders of the Company on the Record Date may subscribe. Beneficial owners whose shares are held of record by Cede & Co., nominee for The Depository Trust Company ("DTC"), or by any other depository or nominee are also eligible to participate. Stockholder inquires should be directed to the Information Agent and Offering Coordinator, Shareholder Communications Corporation at (800) 221-5724 ext. 331.



    THE SUBSCRIPTION PRICE PER SHARE WILL BE 95% OF THE AVERAGE OF THE LAST REPORTED SALE PRICE OF A SHARE OF COMMON STOCK ON THE NASDAQ NATIONAL MARKET ("NASDAQ") ON THE DATE OF EXPIRATION OF THE OFFER (THE "PRICING DATE") AND THE FOUR PRECEDING BUSINESS DAYS. SEE "THE OFFER." The Offer will dilute the voting power of the common stock owned by stockholders who do not fully exercise their Subscription Rights. Stockholders who do not fully exercise their Subscription Rights should expect, upon completion of the Offer, to own a smaller proportional interest in the Company than before the Offer.



    THE OFFER WILL EXPIRE AT 5:00 P.M. EASTERN STANDARD TIME, ON FEBRUARY 23, 1996 (THE "EXPIRATION DATE"), UNLESS EXTENDED AS DESCRIBED HEREIN.



    Allied Capital Corporation, a Maryland corporation, is a closed-end, management investment company that has elected to operate as a business development company. The Company seeks to achieve a high level of current income as well as long-term growth in the value of the Company's net assets by providing debt, mezzanine and equity financing, primarily to small, privately owned growth companies. The outstanding shares of the Company are quoted on the Nasdaq National Market under the symbol "ALLC." The Company's investment adviser is Allied Capital Advisers, Inc. ("Advisers"), a registered investment adviser whose principal office is located at 1666 K Street, N.W., Ninth Floor, Washington, D.C. 20006-2803. Advisers' telephone number is (202) 331-1112.


    The Company uses a leveraged capital structure by issuing senior securities representing either indebtedness (i.e., borrowings from banks, other institutional lenders, or government agencies) or preferred stock. FOR THE RISKS OF LEVERAGE, SEE "THE COMPANY--RISK FACTORS--LEVERAGE."

    This Prospectus sets forth concisely the information about the Company that a prospective investor ought to know before investing. It should be retained for future reference. Additional information on the Company has been filed with the U.S. Securities and Exchange Commission (the "Commission") and is available without charge upon written or oral request to the attention of Investor Relations at the address or telephone number listed above. As indicated at some points in this Prospectus, certain of the information in the Statement of Additional
Information is incorporated in this Prospectus by reference. See page ___ of this Prospectus for the table of contents of the Statement of Additional Information.
                          ----------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
        EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
   THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


=============================================================================================================
                             Estimated Subscription             Estimated            Estimated Proceeds to
                                     Price(1)                 Sales Load(2)             the Company(3)(4)
-------------------------------------------------------------------------------------------------------------
Per Share . . . . . . .              $ __.__                      None                       $__.__
-------------------------------------------------------------------------------------------------------------
Total(5)  . . . . . . .            $___,___,___                   None                    $___,___,___
=============================================================================================================


                                               (Footnotes on the following page)



The date of this Prospectus and of the Statement of Additional Information is __________ __, 1996.

(Footnotes from previous page)



(1) The Estimated Subscription Price is computed as the average of the last reported sale price of the Company's common stock on Nasdaq on January __, 1996 and the four preceding business days.



(2) In connection with the Offer, broker-dealers soliciting the exercise of Subscription Rights will receive solicitation fees equal to 2.5% of the Subscription Price per Share. The Company has agreed to indemnify such broker-dealers against certain liabilities under the Securities Act of 1933, as amended. See "The Offer-Soliciting Fees."



(3) Before deduction of offering costs incurred related to this offering, payable by the Company, estimated at $___________.



(4) Funds received prior to the final due date of the Offer will be deposited into a segregated interest- bearing bank account (which interest will be paid to the Company) pending proration and distribution of Shares.



(5) Assumes all Subscription Rights are exercised at the Estimated Subscription Price. Pursuant to the Over-Subscription Privilege, the Company may, at its sole discretion, increase the number of Shares subject to the Offer by up to 15% of the Shares offered hereby. If the Company increases the number of Shares subject to Subscription by 15%, the aggregate maximum Estimated Subscription Price, Estimated Sales Load, and Estimated Proceeds to the Company will be $_____, $_____, and $_____, respectively.

                               TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4

FEES AND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . .     5

AVAILABLE INFORMATION . . . . . . . . . . . . . . . . . . . . . . .     5

FINANCIAL HIGHLIGHTS  . . . . . . . . . . . . . . . . . . . . . . .     6

PUBLIC TRADING AND NET ASSET VALUE INFORMATION  . . . . . . . . . .    10

THE OFFERING  . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
         Subscription Period  . . . . . . . . . . . . . . . . . . .    12
         Purpose of the Offer . . . . . . . . . . . . . . . . . . .    12
         Dilutive Effect  . . . . . . . . . . . . . . . . . . . . .    12
         How to Subscribe . . . . . . . . . . . . . . . . . . . . .    12
         Closing and Delivery . . . . . . . . . . . . . . . . . . .    14
         Institutional Investors  . . . . . . . . . . . . . . . . .    14
         Expenses . . . . . . . . . . . . . . . . . . . . . . . . .    15

USE OF PROCEEDS . . . . . . . . . . . . . . . . . . . . . . . . . .    15

THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . .    15
         Organization . . . . . . . . . . . . . . . . . . . . . . .    15
         Business of the Company  . . . . . . . . . . . . . . . . .    15
         Risk Factors . . . . . . . . . . . . . . . . . . . . . . .    19

MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    24
         Board of Directors . . . . . . . . . . . . . . . . . . . .    24
         Investment Adviser . . . . . . . . . . . . . . . . . . . .    25

AUTHORIZED CLASSES OF SECURITIES  . . . . . . . . . . . . . . . . .    26

DESCRIPTION OF COMMON STOCK . . . . . . . . . . . . . . . . . . . .    26
         General  . . . . . . . . . . . . . . . . . . . . . . . . .    26
         Dividends and Distributions  . . . . . . . . . . . . . . .    27
         Reinvestment Plan  . . . . . . . . . . . . . . . . . . . .    27

REPORTS AND INDEPENDENT PUBLIC ACCOUNTANTS  . . . . . . . . . . . .    28

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR . . . .    28

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION  . . . . .    28

MANAGEMENT'S DISCUSSION AND ANALYSIS
OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS  . . . . . . . . .    28
         Liquidity and Capital Resources  . . . . . . . . . . . . .    28
         Results of Operations  . . . . . . . . . . . . . . . . . .    29

                                    SUMMARY


          The following summary is qualified in its entirety by the detailed information and financial statements appearing elsewhere in this Prospectus.


  THE COMPANY                              Allied Capital Corporation (the
                                           "Company") provides subordinated debt
                                           financing for developing companies,
                                           mezzanine financing for leveraged
                                           buyout situations, and other types of
                                           loans for small, privately owned
                                           business.  The Company is a
                                           closed-end management investment
                                           company which has elected to be
                                           regulated as a business development
                                           company (a "BDC") and is managed by
                                           Allied Capital Advisers, Inc.
                                           ("Advisers").  See
                                           "Management--Investment Adviser"
                                           page___.

  INVESTMENT OBJECTIVE                     The investment objective of the
  OF THE COMPANY                           Company is to provide a high level of
                                           current income and long-term
                                           growth on the value of its net assets
                                           by providing debt, mezzanine, and
                                           equity financing primarily for small,
                                           privately owned growth companies.
                                           The Company and its two active small
                                           business investment company
                                           subsidiaries seek to achieve this
                                           objective by making long-term
                                           investments, which typically are made
                                           in the form of debt securities
                                           combined with equity features such as
                                           conversion privileges, options, or
                                           warrants to acquire shares of the
                                           issuer.  See "The Company--Business
                                           of the Company" page___.

  INVESTMENT CONSIDERATIONS                As a BDC, the Company's consolidated
                                           portfolio includes primarily
                                           securities issued by small, privately
                                           held developing companies that
                                           involve a high degree of business and
                                           financial risk.  The investments of
                                           the Company and its subsidiaries as a
                                           whole, however, are highly
                                           diversified.  A large number of
                                           entities and individuals compete for
                                           the same kinds of venture capital
                                           investment opportunities as the
                                           Company.  Both the Company and its
                                           subsidiaries borrow funds from the
                                           U.S. Small Business Administration
                                           (the "SBA") or other lenders (and one
                                           such subsidiary has placed preferred
                                           stock with the SBA) to make
                                           investments in and loans to small
                                           businesses.  As a result, the Company
                                           is exposed to the risks of leverage,
                                           which may be considered a speculative
                                           investment technique.  See "The
                                           Company--Risk Factors" page___.

  SECURITIES OFFERED AND SUMMARY OF        The Company is offering to
                                           stockholders of record as of the
                                           close of business on January 22, 1996
                                           DISTRIBUTION
                                           (the "Record Date") the right to
                                           subscribe for an aggregate of 885,448
                                           Shares of common stock of the
                                           Company.  Each such stockholder is
                                           being issued one (1) Subscription
                                           Right for each full share of common
                                           stock owned on the Record Date.  No
                                           fractional Subscription Rights will
                                           be issued.  The Subscription Rights
                                           entitle a stockholder to acquire at
                                           the Subscription Price (as defined in
                                           this Prospectus) one (1) Share for
                                           each seven (7) Subscription Rights
                                           held.  Subscription Rights may be
                                           exercised at any time during the
                                           Subscription Period, which commences
                                           on January 25, 1996 and ends as of
                                           5:00 p.m., Eastern Standard Time, on
                                           February 23, 1996 (the "Expiration
                                           Date"), unless extended as described
                                           herein.  The part of the Offer
                                           pursuant to which a stockholder may
                                           acquire one (1) Share for each seven
                                           (7) Subscription Rights held during
                                           the Subscription Period as of the
                                           Subscription Price is referred to as
                                           the "Primary Subscription."

  OVER-SUBSCRIPTION                        In addition, any stockholder who
  PRIVILEGE                                fully exercises all Subscription
                                           Rights issued to him is entitled
                                           to subscribe for Shares which were
                                           not otherwise subscribed for pursuant
                                           to the Primary Subscription (the
                                           "Over-Subscription Privilege").
                                           Shares acquired through the
                                           Over-Subscription Privilege are
                                           subject to allotment or increase,
                                           which is more fully discussed below
                                           under "The Offer-Over-Subscription
                                           Privilege."  See "The Offer."

                                           The combination of the
                                           Over-Subscription Privilege and the
                                           Company's election to issue
                                           additional Shares will result in
                                           further dilution to those
                                           stockholders who exercise their
                                           Subscription Rights and subscribe for
                                           Shares pursuant to the Primary
                                           Subscription but who do not exercise
                                           their Over- Subscription Privilege.

  SOLICITING FEES                          In connection with the Offer, the
                                           Company has agreed to pay to
                                           broker-dealers who have solicited
                                           beneficial owners whose shares of the
                                           Company's stock are held by
                                           broker-dealers in nominee name, fees
                                           equal to 2.5% of the Subscription
                                           Price per Share for Shares issued
                                           upon the exercise of Subscription
                                           Rights as a result of their
                                           soliciting efforts.  See "The
                                           Offer-Soliciting Fees."

  PRINCIPAL TRADING MARKET                 Nasdaq National Market under the
                                           symbol "ALLC."  See "Public Trading
                                           and Net Asset Value Information,"
                                           page___.



                               FEES AND EXPENSES


 SHAREHOLDER TRANSACTION EXPENSES
         Sales Load (as a percentage of offering price)                                             none(1)
         Dividend Reinvestment Plan Fees                                                            none(2)

 ANNUAL EXPENSES (as a percentage of consolidated net assets attributable to common shares(3))
           Investment Advisory Fees                                                                5.68%(4)
           Interest Payments on Borrowed Funds                                                    10.53%(5)
           Other Expenses                                                                           2.5%(6)
                                                                                                  ------
                   Total Annual Expenses                                                          18.71%(7)
-------------------                                                                               ======



(1) In the event that Shares are sold otherwise than through the Offer, the corresponding Supplement to this Prospectus will disclose the applicable sales load, if any.



(2) The expenses of the Dividend Reinvestment Plan are included in stock record expenses, a component of "Other Expenses." The Company has no cash purchase plan.



(3) Net assets for this purpose are at September 30, 1995 and after giving effect to the anticipated net proceeds of the present offering less non-redeemable preferred stock outstanding.



(4) The investment advisory fee in this table is presented as a percentage of net assets; however, the Company's investment advisory fees are based on a formula based on total assets. The fees payable pursuant to the investment advisory agreement (see "Management--Investment Adviser") are 0.625% per quarter (2.5% per annum) of the quarter-end value of the Company's consolidated total assets, less the value of the shares of Allied Capital Lending Corporation owned by the Company, Interim Investments (i.e., short-term U.S. government/agency securities or repurchase agreements collateralized thereby), and cash and cash equivalents. The percentage in the table assumes that none of the Company's consolidated total assets are in the form of Interim Investments or cash and cash equivalents. Investment advisory fees are payable with respect to Interim Investments and cash and cash equivalents at 0.125% per quarter (0.5% per annum) of the quarter-end value of Interim Investments and cash and cash equivalents. The investment advisory fee percentage above is based on the actual total assets less the Company's investment in Allied Capital Lending Corporation at September 30, 1995 plus the anticipated net proceeds of this offering, multiplied by 2.5%, divided by consolidated net assets attributable to common shares. Actual investment advisory fees for the year ended December 31, 1994 were $2,356,000. At September 30, 1995, 14% of the Company's consolidated total assets were in the form of Interim Investments and cash and cash equivalents. See "The Company--Business of the Company."

(5) The Company had outstanding borrowings of $81.3 million at September 30, 1995. The Interest Payments on Borrowed Funds percentage is based on estimated amounts for the year ended December 31, 1995 divided by consolidated net assets attributable to common shares. Actual Interest Payments on Borrowed Funds for the year ended December 31, 1994 was $6,223,000.



(6) The Other Expenses percentage is based on estimated amounts for the year ended December 31, 1995 divided by consolidated net assets attributable to common shares. Actual Other Expenses for the year ended December 31, 1994 was $1,401,000.



(7) Annual Expenses as a percentage of consolidated net assets attributable to common shares are higher than the Annual Expenses of most closed-end management investment companies due to the Company's consolidated outstanding borrowings of $81.3 million and consolidated outstanding preferred stock of $7 million at September 30, 1995, which significantly reduce the consolidated net assets attributable to common shares on which the Annual Expenses percentage is calculated.



------------------------------------------------------------------------------------------------------------------------------------
                     EXAMPLE                                         1 year           3 years          5 years             10 years
------------------------------------------------------------------------------------------------------------------------------------
 You would pay the following expenses over the indicated period
 on a $1,000 investment, assuming a 5% annual return                 $  187           $  483           $  699              $1,015
------------------------------------------------------------------------------------------------------------------------------------


   THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES,
          AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of the above table, including the example, is to assist the investor in understanding the various costs that an investor in the Company will bear either directly or indirectly.


                             AVAILABLE INFORMATION

    The Company has filed with the Commission a registration statement under the Securities Act of 1933, as amended (the "1933 Act"), with respect to the shares of common stock offered by this Prospectus, which includes this Prospectus plus additional information. The Company also files reports, proxy statements and other information with the Commission under the Securities Exchange Act of 1934. Such reports, proxy statements, and other information can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at certain of the Commission's Regional Offices located in Suite 1400, 500 West Madison Street, Chicago, Illinois 60661, and Suite 1300, 7 World Trade Center, New York, New York 10006. Copies of these materials can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

    The Company also furnishes annual reports to stockholders, which include annual financial information that has been audited and reported on, with an opinion expressed, by independent public accountants, and quarterly reports including unaudited financial information. See "Reports and Independent Public Accountants," page 28.

                              FINANCIAL HIGHLIGHTS

    The following condensed consolidated financial information of the Company should be read in conjunction with the consolidated financial statements and notes thereto included in this Prospectus. Such consolidated financial statements as of and for the years ended December 31, 1990, 1991, 1992, 1993 and 1994 have been audited by the firm of Matthews, Carter and Boyce, independent public accountants, whose opinion thereon appears at page F-26 below. See also "Management's Discussion and Analysis of Financial Condition and Results of Operations," page 28.

               SUMMARY BALANCE SHEET INFORMATION (In Thousands)

                                                                               December 31                           Sept. 30
                                                       ------------------------------------------------------        --------
                                                       1990(1)   1991       1992           1993          1994          1995
                                                       ----      ----       ----           ----          ----          ----
ASSETS                                                                                                              (unaudited)
Investments, at value                                $112,139  $ 73,480    $ 78,470    $ 94,630       $115,026        $121,819
Cash and cash equivalents                               4,956    24,015      40,554      24,358          6,609          10,963
U.S. government securities                                  0         0           0      12,202         10,210           9,872
Other assets                                            3,597     6,788       5,799       3,416          3,672           2,936
                                                     --------  --------    --------    --------       --------        --------
     Total assets                                    $120,692  $104,283    $124,823    $134,606       $135,517        $145,590
                                                     ========  ========    ========    ========       ========        ========
LIABILITIES
Debentures and notes payable                         $ 68,350  $ 52,561    $ 69,800    $ 69,800       $ 77,005        $ 81,300
Dividends and distributions payable                       206     3,232       3,387       3,580          3,910             165
Accrued interest payable                                1,015       784       1,256       1,283          1,393           1,976
Other liabilities                                       2,752     1,892       3,389         758          2,222           1,911
                                                      -------   -------     -------    --------        -------        --------
     Total liabilities                                 72,323    58,469      77,832      75,421         84,530          85,352
                                                      -------   -------     -------    --------        -------        --------
Redeemable preferred stock                              1,000     1,000       1,000       1,000          1,000           1,000
                                                      -------   -------     -------     -------        -------         --------
SHAREHOLDERS' EQUITY
Preferred stock                                         6,000     6,000       6,000       6,000          6,000           6,000
Common stock and paid-in capital                       48,187    46,648      47,513      47,714         47,113          47,518
Notes receivable from sale of common stock             (1,478)   (1,115)       (812)       (766)          (816)           (401)
Net unrealized appreciation (depreciation)
   on investments                                      (4,611)   (6,451)     (5,757)      6,406          1,110            7,661
Distributions in excess of accumulated earnings          (729)     (268)       (953)     (1,169)        (3,420)          (1,540)
                                                     --------  --------    --------    --------       --------         --------
     Total shareholders' equity                        47,369    44,814      45,991      58,185         49,987           59,238
                                                     --------  --------    --------    --------       --------         --------
         Total liabilities and shareholders' equity  $120,692  $104,283    $124,823    $134,606       $135,517         $145,590
                                                     ========  ========    ========    ========       ========         ========

             SUMMARY INCOME STATEMENT INFORMATION (In Thousands)

                                                                                                              Nine Months
                                                                       Year Ended December 31               Ended September 30
                                                            ------------------------------------------      ------------------
                                                            1990(1)    1991      1992   1993     1994       1994          1995
                                                            ----       ----      ----   ----     ----       ----          ----
INVESTMENT INCOME                                                                                        (unaudited)   (unaudited)
Interest and dividends                                      $13,945  $13,143    $8,913 $10,270  $12,147     $7,760       $9,724
Premium and other income                                        135      149     2,422   2,114       69         59          618
                                                            --------  ------    -------  -----  --------     -----       -------
     Total investment income                                 14,080   13,292    11,335  12,384   12,216      7,819       10,342
                                                             ------   ------    ------  ------   ------      -----       ------
EXPENSES
Interest expense                                              5,554    5,683     5,131   6,346    6,333      4,673        4,994
Investment advisory fee                                           0    2,717     2,099   2,285    2,356      1,698        2,077
Other operating expenses                                      2,100      754     1,050   1,453    1,401        594          987
                                                             -------  ------   -------  ------  -------    -------      --------
     Total expenses                                           7,654    9,154     8,280  10,084   10,090      6,965        8,058
                                                             -------  ------   ------- -------  -------    -------      -------
     Net investment income                                    6,426    4,138     3,055   2,300    2,126        854        2,284
Loss from operations of distributed investment
  advisory subsidiary, plus spin-off related expenses          (278)       0         0        0       0          0            0
                                                            -------  -------   ------- -------- ------    --------       ------
     Net investment income                                    6,148    4,138     3,055    2,300   2,126        854        2,284
Net realized gains on investments                             1,962    2,834     4,507    5,943   3,394      2,024        3,584
                                                            --------  ------   -------  ------- -------    -------      -------
     Net investment income before net unrealized
          appreciation (depreciation) on investments          8,110    6,972     7,562    8,243   5,520      2,878        5,868
Net unrealized appreciation (depreciation) on investments    (5,376)  (1,840)      694   12,163  (5,296)       460        6,551
                                                            -------  -------   -------  ------- -------    -------      -------
   Net increase in net assets resulting from operations      $2,734   $5,132    $8,256  $20,406 $   224     $3,338      $12,419
                                                            ========  ======   =======  ======= =======   ========      =======
PER COMMON SHARE AMOUNTS(2)
Net investment income                                        $ 1.02   $ 0.68    $ 0.50  $ 0.37  $  0.34     $ 0.14      $  0.37
Net realized and unrealized gains (losses) on investments    $(0.56)  $ 0.16    $ 0.85  $ 2.94  $ (0.31)    $ 0.40      $  1.63
Net increase in net assets resulting from operations(3)      $ 0.42   $ 0.80    $ 1.31  $ 3.28  $  0.00     $ 0.51      $  1.97
Net asset value(4)                                           $ 6.83   $ 6.41    $ 6.53  $ 8.49  $  7.11     $ 8.41      $  8.61(8)
Dividends declared(5)                                      $ 4.02(6)  $ 1.30(7) $ 1.32  $ 1.35  $  1.40(7)  $ 0.60      $  0.62(8)


-------------------------

(1) Numbers have been adjusted for the distribution of Allied Capital Advisers, Inc. common shares on December 31, 1990.

(2) All per common share figures have been computed assuming that all issuances of the Company's common stock in connection with the Company's dividend reinvestment plan are outstanding for all periods presented.


(3) Net increase in net assets resulting from operations is reduced by preferred stock dividends of $203,000 for 1990, $220,000 for 1991, 1992, 1993 and 1994 and $165,000 for the nine months ended September 30, 1994 and 1995 for the purpose of calculating the per common share amount.



(4) Total shareholders' equity is reduced by $6 million of non-redeemable preferred stock for the purpose of calculating the per common share amount.


(5) Amount represents the total of the quarterly dividends and the year-end extra distribution declared by the Company based on the actual shares outstanding on the record date for each dividend paid.

(6) Includes a $2.75 per common share distribution of shares in Allied Capital Advisers, Inc. on December 31, 1990.


(7) Includes a tax basis return of capital of $0.25 per share for 1991 and $0.17 per share for 1994.

(8) Subsequent to September 30, 1995, the Company's Board of Directors declared a regular quarterly divided of $0.24 per common share or $1,485,000 payable on December 29, 1995 and an extra distribution of $0.58 per common share or $3,588,000 payable on January 31, 1995. These declarations will result in total distributions declared for 1995 of $1.44 per common share. Net asset value per common share at September 30, 1995 does not reflect the effect of these dividend declarations, and these dividend declarations will reduce net asset value by $5,073,000, or approximately $0.82 per common share.

                 QUARTERLY FINANCIAL HIGHLIGHTS (In Thousands)
                                  (unaudited)

-------------------------------------------------------------------------------------------------------------------------------
                                       1993                                    1994                                   1995
                             ------------------------------      ---------------------------------        ---------------------

                             Qtr 1   Qtr 2   Qtr 3    Qtr 4      Qtr 1    Qtr 2     Qtr 3    Qtr 4        Qtr 1    Qtr 2   Qtr 3
                             -----   -----   -----    -----      -----    -----     -----    -----        -----    -----   -----
 Total investment
 income                     $2,406 $3,425   $3,759  $2,794      $2,594   $2,507   $2,718     $4,397      $3,549   $3,229  $3,564
 Net investment income
 (loss)                       $131   $885   $1,303    $(19)       $204     $131     $518     $1,273        $881     $504    $899

 Net increase
 (decrease) in net
 assets resulting from
 operations                   $282  $(889)  $2,156 $18,857        $752   $2,641     $(55)   $(3,114)     $2,134   $7,196  $3,089
 Preferred stock
 dividends                     $55    $55      $55     $55         $55      $55      $55        $55         $55      $55     $55

 Net increase
 (decrease) in net
 assets resulting from
 operations available
 to common shareholders       $227  $(944)  $2,101 $18,802        $697   $2,586    $(110)   $(3,169)     $2,079   $7,141  $3,034

 Per common share
                             $0.04 $(0.15)   $0.34   $3.06       $0.11    $0.42   $(0.02)    $(0.52)      $0.34    $1.16   $0.49


                SENIOR SECURITIES (at end of year, consolidated)

       Certain information about the various classes of senior securities issued by the Company and its consolidated subsidiaries is set forth in the following table. The shaded areas indicate information which the Commission expressly does not require to be disclosed for certain types of senior securities.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Involuntary
                                 Total Amount Outstanding                                 Liquidating
                                  Exclusive of Treasury          Asset Coverage         Preference  Per      Average Market Value
              Class and Year          Securities(4)               Per Unit(5)               Unit(6)               Per Unit(7)
-----------------------------------------------------------------------------------------------------------------------------------
  SENIOR NOTES(9)
  1986(1)                                  $             0           $           0                     --                   N/A
  1986(2)                                                0                       0                     --                   N/A
  1987                                                   0                       0                     --                   N/A
  1988                                                   0                       0                     --                   N/A
  1989                                                   0                       0                     --                   N/A
  1990                                                   0                       0                     --                   N/A
  1991                                                   0                       0                     --                   N/A
  1992                                          20,000,000                   4,130                     --                   N/A
  1993                                          20,000,000                   4,950                     --                   N/A
  1994                                          20,000,000                   3,960                     --                   N/A
  1995(3)                                       20,000,000                   5,020                     --                   N/A
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Involuntary
                                         Total Amount Outstanding                          Liquidating
                                          Exclusive of Treasury       Asset Coverage     Preference  Per      Average Market Value
              Class and Year                  Securities(4)            Per Unit(5)           Unit(6)               Per Unit(7)
-----------------------------------------------------------------------------------------------------------------------------------
  BANK LOAN
  (REVOLVING LINE OF CREDIT)
  1986(1)                                         $              0         $          0                 --                   N/A
  1986(2)                                                        0                    0                 --                   N/A
  1987                                                   2,000,000               18,590                 --                   N/A
  1988                                                   5,000,000               11,630                 --                   N/A
  1989                                                           0                    0                 --                   N/A
  1990                                                           0                    0                 --                   N/A
  1991                                                           0                    0                 --                   N/A
  1992                                                           0                    0                 --                   N/A
  1993                                                           0                    0                 --                   N/A
  1994                                                   2,205,000                3,960                 --                   N/A
  1995(3)                                                        0                    0                                      N/A
-----------------------------------------------------------------------------------------------------------------------------------
  SUBORDINATED DEBENTURES(8)
  1986(1)                                         $     12,500,000                  N/A                 --                    --
  1986(2)                                               11,300,000                  N/A                 --                    --
  1987                                                  13,700,000                  N/A                 --                    --
  1988                                                  24,350,000                  N/A                 --                    --
  1989                                                  25,350,000                  N/A                 --                    --
  1990                                                  40,450,000                  N/A                 --                    --
  1991                                                  49,800,000                  N/A                 --                    --
  1992                                                  49,800,000                  N/A                 --                    --
  1993                                                  49,800,000                  N/A                 --                    --
  1994                                                  54,800,000                  N/A                 --                    --
  1995(3)                                               61,300,000                  N/A                 --                    --
-----------------------------------------------------------------------------------------------------------------------------------
  REDEEMABLE CUMULATIVE
  PREFERRED STOCK(8)
  1986(1)                                         $              0                  N/A        $      0.00                   N/A
  1986(2)                                                        0                  N/A               0.00                   N/A
  1987                                                           0                  N/A               0.00                   N/A
  1988                                                           0                  N/A               0.00                   N/A
  1989                                                           0                  N/A               0.00                   N/A
  1990                                                   1,000,000                  N/A             100.00                   N/A
  1991                                                   1,000,000                  N/A             100.00                   N/A
  1992                                                   1,000,000                  N/A             100.00                   N/A
  1993                                                   1,000,000                  N/A             100.00                   N/A
  1994                                                   1,000,000                  N/A             100.00                   N/A
  1995(3)                                                1,000,000                  N/A             100.00                   N/A
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Involuntary
                                         Total Amount Outstanding                           Liquidating
                                          Exclusive of Treasury       Asset Coverage      Preference  Per      Average Market Value
              Class and Year                  Securities(4)            Per Unit(5)            Unit(6)               Per Unit(7)
-----------------------------------------------------------------------------------------------------------------------------------
  NON-REDEEMABLE CUMULATIVE
  PREFERRED STOCK(8)
  1986(1)
  1986(2)                             $      1,000,000                      N/A           $     100.00                N/A
  1987                                       2,000,000                      N/A                 100.00                N/A
  1988                                       2,000,000                      N/A                 100.00                N/A
  1989                                       5,000,000                      N/A                 100.00                N/A
  1990                                       6,000,000                      N/A                 100.00                N/A
  1991                                       6,000,000                      N/A                 100.00                N/A
  1992                                       6,000,000                      N/A                 100.00                N/A
  1993                                       6,000,000                      N/A                 100.00                N/A
  1994                                       6,000,000                      N/A                 100.00                N/A
  1995(3)                                    6,000,000                      N/A                 100.00                N/A
                                             6,000,000                      N/A                 100.00                N/A
-----------------------------------------------------------------------------------------------------------------------------------





----------------------------

(1)    For the fiscal year ended March 31, 1986.

(2) In 1986, the Company changed its fiscal year end from March 31 to December 31. This data is as of December 31, 1986.

(3)    1995 figures are as of September 30.

(4) Total amount of each class of senior securities outstanding at the end of the year presented.


(5) An asset coverage ratio is calculated, where applicable, as the Company's consolidated total assets less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness other than senior securities issued by the Company's small business investment company subsidiaries. This asset coverage ratio is multiplied by $1,000 to determine the asset coverage per unit.



(6) The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it.


(7) Not applicable as senior securities are not registered for public trading.


(8) Issued by the Company's small business investment company subsidiaries, these categories of senior securities are not subject to the asset coverage requirements of the Investment Company Act of 1940 (the "1940 Act"). Therefore, asset coverage per unit is not applicable.

(9) The Company itself was the obligor on $15 million of the senior notes. The Company's small business investment company subsidiaries were the obligors on the remaining $5 million, which is not subject to the asset coverage requirements of the 1940 Act. Therefore, asset coverage per unit is based on $15 million of senior securities outstanding in this category.


                 PUBLIC TRADING AND NET ASSET VALUE INFORMATION

    Shares of the Company are traded on the Nasdaq National Market under the symbol ALLC. The following table sets forth, for the periods indicated, high and low bid prices and average net asset values per common share. The Nasdaq bid quotations represent prices between dealers, do not include retail markups, markdowns or commissions, and may not represent actual transactions. As the table below indicates, shares of the Company have historically traded at a price substantially in excess of net asset value.



                                                                                 Bid Price Premium to
                                                                               Average Net Asset Value
                                                         Average Net Asset         Per Common Share
     Fiscal Year              Bid Price Range            Value Per Common           During Period
        Ended                 ---------------              Share During        -----------------------
     December 31              High        Low                  Period               High       Low
     -----------              ----        ---          --------------------         ----       ---
 1993
 1st Quarter              $15.50          $11.75               $6.55                 136%       79%
 2nd Quarter              $14.50          $11.75               $6.77                 114%       66%
 3rd Quarter              $15.50          $13.25               $7.20                 115%       84%
 4th Quarter              $15.75          $13.25               $7.91                  99%       68%

 1994
 1st Quarter              $14.00          $12.25               $8.48                  65%       44%
 2nd Quarter              $14.25          $13.25               $9.03                  58%       47%
 3rd Quarter              $14.50          $13.25               $9.54                  52%       39%
 4th Quarter              $15.50          $12.75               $8.29                  87%       54%

 1995
 1st Quarter              $13.50          $11.50               $7.22                  87%       59%
 2nd Quarter              $12.00          $11.125              $7.79                  54%       43%
 3rd Quarter              $13.75          $11.25               $8.45                  63%       33%


    The last sale price for a share of the Company's common stock on Nasdaq on September 29, 1995 was $13.00. The consolidated net asset value per share on that date was $8.61. The premium was 51%.


                                   THE OFFER



TERMS OF THE OFFER



    The Company is offering to the holders of its common stock of record on the Record Date the right to subscribe for Shares. Each Record Date stockholder is being issued one (1) Subscription Right for each share of common stock owned on the Record Date. The number of Subscription Rights to be issued to each stockholder will be rounded down to the nearest whole number of shares and no fractional Subscription Rights will be issued. The Subscription Rights entitle a stockholder to acquire pursuant to the Primary Subscription at the Subscription Price one (1) Share for each seven (7) Subscription Rights held. Subscription Rights may be exercised at any time during the Subscription Period, which commences on January 25, 1996, the date of this Prospectus and ends as of 5:00 p.m., Eastern Standard Time, on February 23, 1996 (the "Expiration Date"), unless extended by the Company until 5:00 p.m. Eastern Standard Time on a date no later than March 1, 1996.

    In addition, any stockholder who fully exercises all Subscription Rights issued to him is entitled to subscribe for Shares which were not otherwise subscribed for pursuant to the Primary Subscription. Shares acquired through the Over-Subscription Privilege are subject to allocation or increase, which is more fully discussed below under "Over-Subscription Privilege."



    Subscription Rights are exercisable through a subscription form ("Subscription Form") which will be provided to all eligible stockholders. No certificates or other physical rights will be issued or distributed.



    The Subscription Rights are non-transferable. Therefore, only the underlying Shares, and not the Subscription Rights, will be admitted for quotation on the Nasdaq National Market.



OVER-SUBSCRIPTION PRIVILEGE



    If some stockholders do not exercise all of the Subscription Rights initially issued to them, then any Shares for which subscriptions have not been received from stockholders will be offered by means of the Over-Subscription Privilege to those stockholders who have exercised all of the Subscription Rights initially issued to them and who wish to acquire additional Shares. Stockholders who exercise all of the Subscription Rights initially issued to them should indicate on the Subscription Form how many Shares they wish to acquire through this Over-Subscription Privilege. If sufficient Shares remain, then all requests for additional Shares will be honored in full.



    If sufficient Shares are not available to honor all requests for additional Shares, then the Company may, in its sole discretion, elect to issue up to an additional 15% of the Shares available through the Offer in order to honor such over-subscriptions. All requests to purchase Shares pursuant to the Primary Subscription and the Over-Subscription Privilege are subject to allocation. To the extent that there are not sufficient Shares to honor all over-subscriptions, the available Shares will be allocated pro rata among those stockholders who over-subscribe based on the number of Subscription Rights originally issued to them by the Company, so that the number of Shares issued to stockholders who subscribe through the Over-Subscription Privilege will be in proportion to the number of shares of the Company's common stock owned by them on the Record Date. The percentage of remaining Shares each over-subscribing holder may acquire may be rounded up or down to result in delivery of whole Shares. The allocation process may involve a series of allocations in order to ensure that the total number of Shares available for over-subscriptions are distributed on a pro rata basis.



THE SUBSCRIPTION PRICE






    The Subscription Price per Share will be 95% of the average of the last reported sale price of a share of common stock on the Nasdaq National Market ("Nasdaq") on the date of expiration of the Offer (the "Pricing Date") and the four preceding business days. Since the Expiration Date of the Offer coincides with the Pricing Date, holders who choose to exercise their Subscription Rights will not know the Subscription Price per Share at the time they exercise their Subscription Rights. It may be more or less than the Estimated Subscription Price of $______ per Share. See "Confirmation of Purchase."


SUBSCRIPTION PERIOD


    The Offer commences on January 25, 1996 and expires at 5:00 p.m., Eastern Standard Time, on February 23, 1996, unless extended. Subscription Rights will expire on the Expiration Date and may not be exercised after that date. All Subscription Forms must be received by the Subscription Agent no later than the Expiration Date.



    As of the date of this prospectus, the Company last determined consolidated net asset value per common share at September 30, 1995 to be $8.61. During the fourth quarter of 1995, the Company declared its fouth quarter dividend of $0.24 per common share, or $1,485,000, and its 1995 extra distribution of $0.58 per common share or $3,588,000. Net asset value per common share at September 30, 1995 does not reflect the effect of these dividend declarations and these dividend declarations will reduce net asset value by $5,073,000, or approximately $0.82 per common share. In addition to these dividend declarations, net asset value per common share at December 31, 1995 will be affected by fourth quarter net income, which includes the effects of unrealized appreciation and depreciation in the Company's portfolio of invested assets. As of the date of this prospectus, 1995 fourth quarter net income has not yet been computed by the Company, and as a result is not available. The Company has, as required by the Commission's registration form, undertaken to suspend the Offer until it amends this Prospectus if subsequent to the effective date of the Company's registration statement, the Company's net asset value declines more than 10% from its consolidated net asset value last determined prior to the effective date. Accordingly, the Company will notify stockholders of any such decline. A subscribing stockholder will have no right to cancel such subscriptions or rescind a purchase after the Subscription Agent has received payment, except that subscription forms received during any period that the Offer is suspended as described above will be returned to the stockholder for resubmission once such suspension has ended.



    The Company is requesting brokers, banks, trust companies and other nominees (collectively "Nominees") to transmit a copy of this Prospectus and of the Subscription Form, with a return envelope, to each person who is a beneficial owner of shares of the common stock held of record by Nominees as of the Record Date. Nominees will be responsible for tabulating subscriptions received from such beneficial owners, and remitting to the Subscription Agent one Subscription Form and the total aggregate Subscription Price of all shares for which a Nominee's beneficial owners are subscribing. The Company will pay such Nominees their usual and customary charges for transmitting issuer communications to stockholders.


PURPOSE OF THE OFFER


    The Board of Directors of the Company has concluded that additional capital should be raised for the Company through an offering of its common stock. The Company has determined that new investment opportunities exist, but the Company lacks the liquidity to take full advantage of them. This additional capital will increase the Company's equity base and allow the Company to continue to grow by leveraging against it.



    The Company's directors have voted unanimously to authorize the Offer. Three of the Company's directors who voted to authorize the Offer are affiliated with Advisers and, therefore, could benefit indirectly from the Offer. The other five directors are not "interested persons" of the Company within the meaning of the Investment Company Act of 1940 (the "1940 Act"). Advisers may also benefit from the Offer because its fee is partially based on the total assets of the Company. See "Management-Investment Adviser." It is not possible to state precisely the amount of additional compensation Advisers might receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will presumably fluctuate in value.



    The Company may, in the future and at its discretion, from time to time, choose to make additional rights offerings for a number of shares and on terms which may or may not be similar to this Offer.


DILUTIVE EFFECT


    The Company expects that there will be no dilution of the net asset value of the Company's common stock because the stock has historically traded, and continues to trade as of the date of this Prospectus, at a price that represents a premium over net asset value. See "Public Trading and Net Asset Value Information." Any stockholder who chooses not to participate in the Offer, however, should expect to own a smaller proportional interest in the Company following the expiration of the Offer.



    The Company may offer and sell any shares which are not subscribed for through the Primary Subscription or the Over-Subscription Privilege, following expiration of the Offer, to certain other investors. The Company undertakes to update this Prospectus before any such sales are consummated. The combination of the Over-Subscription Privilege and the Company's election to issue additional Shares may result in additional dilution of interest and voting rights to stockholders. See "Sales of Shares Subsequent to the Offer."



SOLICITING FEES



    In connection with the Offer, the Company has agreed to pay to certain broker-dealers who have executed and delivered a Soliciting Dealer Agreement fees equal to 2.5% of the Subscription Price per Share for Shares issued upon the exercise of Subscription Rights as a result of their soliciting efforts. Shareholder Communications Corporation will provide offering coordinator services, including coordination among soliciting broker-dealers. See "Expenses of the Offer."

SUBSCRIPTION AGENT



    The Subscription Agent for the Offer is American Stock Transfer and Trust Company, 40 Wall Street, 46th Floor, New York, New York, 10004, which will receive, for its administrative, processing, invoicing and other services as Subscription Agent, an estimated fee of $35,000 and reimbursement for all out-of-pocket expenses related to the Offer. The Subscription Agent is also the Company's Transfer Agent. Stockholders may contact the Subscription Agent at 718-921-8200.



    Stockholders should mail or deliver Subscription Forms and acceptable forms of payment for Shares to the Subscription Agent in time to be received by 5:00 p.m. Eastern Standard Time on the Expiration Date by one of the following methods at the following address:



                              BY FIRST CLASS MAIL
                      BY EXPRESS MAIL OR OVERNIGHT COURIER
                                    BY HAND
                   American Stock Transfer and Trust Company
                      Corporate Reorganization Department
                           40 Wall Street, 46th Floor
                           New York, New York  10005




    DELIVERY TO AN ADDRESS OTHER THAN THE ABOVE DOES NOT CONSTITUTE VALID DELIVERY.



    IT IS STRONGLY SUGGESTED THAT STOCKHOLDERS USE A DELIVERY METHOD WHICH WILL GUARANTEE DELIVERY BY THE EXPIRATION DATE AND WHICH WILL PROVIDE A RETURN RECEIPT TO THE SENDER. NEITHER THE SUBSCRIPTION AGENT NOR THE COMPANY WILL BE RESPONSIBLE FOR SUBSCRIPTION FORMS OR PAYMENTS THAT ARE NOT SO DELIVERED.




INFORMATION AGENT AND OFFERING COORDINATOR



    Shareholder Communications Corporation ("SCC") will act as the Information Agent and Offering Coordinator for the Offer, and as such, will distribute materials and be available to answer questions any stockholders may have regarding the Offer. For acting as Information Agent for the Offer, SCC will receive a fee estimated at $5,000 and for acting as Offering Coordinator, SCC will receive a fee estimated at $35,000. SCC will be reimbursed for all out-of-pocket expenses in connection with the Offer. SCC may be contacted at:




                     Shareholder Communications Corporation
                     17 State Street, 27th and 28th Floors
                            New York, New York 10004
                   Telephone:  (800) 221-5724, Extension 331



    Stockholders may also call their Nominees for information with respect to the Offer.

IMPORTANT DATES TO REMEMBER



Event                                                                                    Date
-----                                                                                    ----
Record Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .   January 22, 1996
Subscription Period . . . . . . . . . . . . . . . . . . . . . . . . . .  January 25-February 23, 1996*
Expiration of the Offer . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  February 23, 1996*
Pricing Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .  February 23, 1996*
Subscription Forms and Payment for Shares Due+  . . . . . . . . . . . .  . . . . .  February 23, 1996*
Notices of Guaranteed Delivery Due+ . . . . . . . . . . . . . . . . . .  . . . . .  February 23, 1996*
Subscription Forms pursuant to Notices of Guaranteed Delivery Date  . .  . . . . .  February 28, 1996*
Confirmation to Participants  . . . . . . . . . . . . . . . . . . . . .  . . . . . . .  March 6, 1996*
Payment Pursuant to Notices of Guaranteed Delivery Due  . . . . . . . .  . . . . . .   March 20, 1996*
Final Collections or Rebates for Shares Due . . . . . . . . . . . . . .  . . . . . .   March 20, 1996*



*unless the Offer is extended to a date not later than March 1, 1996.
+a stockholder exercising Subscription Rights must deliver either (1) a Subscription Form and payment for Shares or (2) a Notice of Guaranteed Delivery by the Expiration Date.



HOW TO SUBSCRIBE



    Subscription Rights may be exercised by stockholders whose shares of the Company's common stock are held in their own name ("Record Owners") by completing the enclosed Subscription Form and delivering it to the Subscription Agent, together with any required payment for the Shares as described below under "Payment for Shares." Stockholders whose shares are held by a Nominee must exercise their Subscription Rights by contacting their Nominees, who can arrange, on a stockholder's behalf, to guarantee delivery of a properly completed and executed Subscription Form and payment for the Shares. A fee may be charged for this service. Subscription Forms must be received by the Subscription Agent prior to 5:00 p.m., Eastern Standard Time, on the Expiration Date, unless the Offer is extended. If Subscription is to be effected by means of a Notice of Guaranteed Delivery, then Subscription Forms are due not later than three (3) business days following the expiration of the Offer and full payment for the Shares is due not later than ten (10) business days following the Confirmation Date. See "Payment for Shares."



PAYMENT FOR SHARES



    Stockholders who acquire Shares pursuant to the Primary Subscription or the Over-Subscription Privilege may choose between the following methods of payment:



(1) If, prior to 5:00 p.m., Eastern Standard Time, on the Expiration Date (unless extended), the Subscription Agent has received a Notice of Guaranteed Delivery, by telegram or otherwise, from a Nominee guaranteeing delivery of (a) payment of the full Subscription Price for the Shares subscribed for pursuant to the Primary Subscription and any additional Shares subscribed for through the Over-Subscription Privilege and (b) a properly completed and executed Subscription Form, the subscription will be accepted by the Subscription Agent. The Subscription Agent will not honor a Notice of Guaranteed Delivery if a properly completed and executed Subscription Form is not received by the Subscription Agent by the close of business on the third (3rd) business day after the Expiration Date, unless the Offer is extended, and full payment for the Shares is not received by it by the close of business on the tenth (10th) business day after the Confirmation Date (as defined below).



(2) Alternatively, a Record Owner may send payment for the Shares acquired pursuant to the Primary Subscription, together with the Subscription Form, to the Subscription Agent based on the Estsimated Subscription Price of $__.__ per Share. To be accepted, such payment, together with the Subscription Form, must be made payable to "Allied Capital Corporation" and received by the Subscription Agent prior to 5:00 p.m., Eastern Standard Time, on the Expiration Date, unless the Offer is extended.

    IF THE SECOND METHOD DESCRIBED ABOVE IS USED, FULL PAYMENT BY CHECK MUST ACCOMPANY ANY SUBSCRIPTION FORM FOR THE SUBSCRIPTION FORM TO BE ACCEPTED.



CONFIRMATION OF PURCHASE



    Within eight business days following the expiration of the Offer (the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each stockholder (or, if the Company's shares on the Record Date are held by a Nominee, to such Nominee) showing (i) the number of Shares acquired through the Primary Subscription; (ii) the number of Shares, if any, acquired through the Over-Subscription Privilege; (iii) the per Share and total purchase price for the Shares; and (iv) the amount payable by the stockholder to the Company or any excess to be refunded by the Company to the stockholder, in each case based on the Subscription Price as determined on the Pricing Date.



    In the case of any stockholder who exercises his right to acquire Shares through the Over-Subscription Privilege, any excess payment which would otherwise be refunded to him will be applied by the Company toward the payment for Shares acquired through exercise of the Over-Subscription Privilege. Any payment required from a stockholder must be received by the Subscription Agent within ten (10) business days after the Confirmation Date, and any excess payment to be refunded by the Company to a stockholder will be mailed by the Subscription Agent to him within ten (10) business days after the Confirmation Date. All payments by a stockholder must be made in United States dollars by money order or check drawn on a bank located in the United States of America and payable to "Allied Capital Corporation."



    Issuance and delivery of certificates for the Shares subscribed for are subject to collection of checks and actual payment through any Notice of Guaranteed Delivery.



    If a stockholder who acquires Shares through the Primary Subscription or Over-Subscription Privilege does not make payment of all amounts due, the Company reserves the right to: (i) find other purchasers for such subscribed for and unpaid shares; (ii) apply any payment actually received by it toward the purchase of the greatest number of whole Shares which could be acquired by such stockholder upon exercise of the Primary Subscription or Over-Subscription Privilege; or (iii) exercise any and all other rights or remedies to which it may be entitled.



DELIVERY OF SHARES



    Participants in the Company's Dividend Reinvestment Plan (the "Plan") will have any Shares acquired pursuant to the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their accounts in the Plan. Stock certificates will not be issued for Shares credited to Plan accounts.



    Stockholders whose shares are held of record by a Nominee on their behalf will have the Shares they acquire credited to the account of such Nominee.



    For Record Owners other than Plan participants, stock certificates for all Shares acquired will be mailed promptly after full payment for the Shares subscribed for has cleared, and no later than 30 days after the Expiration Date of the Offer.



    In the event that the Offer does not result in all Shares being fully subscribed for after allocating shares pursuant to the Over-Subscription Privilege, the Company may offer the remaining shares to certain other investors. See "Sales of Shares Subsequent to the Offer."



A SAMPLE CALCULATION OF A SUBSCRIPTION



    Assume, for example, that you own 1,000 shares of the Company's common stock as of the Record Date. Dividing that number by seven (7) and dropping the fraction gives you 142. Assuming that you elect to exercise all of your Subscription Rights for the Primary Subscription, in the first blank of the Subscription Form enter 142 Shares and fill in the estimated subscription price for the Shares, which is 142 multiplied by $______, the Estimated

Subscription Price per share. If you choose to subscribe for additional Shares pursuant to the Over-Subscription Privilege, enter the number of additional Shares on the next line of the Subscription Form, and again calculate the estimated subscription price by multiplying the number of additional Shares by $_____ . Assuming you decide to purchase 58 shares pursuant to the Over-Subscription Privilege, enter 58 Shares and $______ on the second line. Then enter the total amount due on the third line of the Form. After otherwise completing and signing the form, send it to the Subscription Agent (or your Nominee if your shares are held by a Nominee) with an acceptable form of payment.



    The Company will, in any event, accept your Primary Subscription to the extent of the 142 shares. Depending on the number of Shares subscribed for by other stockholders, the Company may also accept your over-subscription to the extent of the additional 58 shares for which you have subscribed or some smaller number, possibly as small as zero and will confirm with you in writing how many Shares you have been allocated in total. If your over-subscription is accepted for some number of shares that is smaller than the requested number, the Subscription Agent will, after the close of the Subscription Period, send you a check for the amount, without interest, of your subscription in excess of the amount for which your subscription has been accepted. If the Subscription Price is lower than the Estimated Subscription Price of $_____ per share, you will receive a refund; if the Subscription Price is higher than the Estimated Subscription Price, you will be notified of the additional amount due. You will then, in due course, receive a certificate for the number of shares for which your subscription has been accepted, or otherwise be credited for the Shares if your Shares are held in the Company's Dividend Reinvestment Plan or by a Nominee.



    Stockholders who are Record Owners. Stockholders who are Record Owners can choose between either option described under "Payment for Shares." Note: If only a short amount of time is remaining prior to the Expiration Date, option
(1) will permit delivery of the Subscription Form and payment after the Expiration Date.



    Investors Whose Shares Are Held Through A Nominee. Stockholders whose shares are held by a Nominee such as a broker, bank or trust company, must contact the Nominee to exercise their Subscription Rights. In that case, the Nominee may complete the Subscription Form on behalf of the stockholder and arrange for proper payment by one of the methods described under "Payment for Shares."



    Nominees. Nominees should notify the respective beneficial owners of shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Subscription Rights. If the beneficial owner so instructs, the Nominee should complete the Subscription Form and submit it to the Subscription Agent, together with the proper payment described under "Payment for Shares."




SALES OF SHARES SUBSEQUENT TO THE OFFER



    The Company may, by means of a post-effective amendment to this Prospectus, offer any unsubscribed for shares to banks, insurance companies, pension funds and other institutional investors and to certain individuals ("Additional Offerees") in any state in which the offer and sale to such persons may be made consistent with applicable law. The Company may solicit and accept subscriptions from any Additional Offerees for any Shares offered hereby which were not validly subscribed for by stockholders. It is anticipated that, in general, offers and sales to Additional Offerees, if any, will be made on substantially the same terms as those described above for offers and sales made pursuant to the Offer, although the price of Shares sold to Additional Offerees is expected to differ based on then-prevailing market conditions. Any material differences in the terms of sales to Additional Offerees from those made pursuant to the Offer would be described in a supplement to this Prospectus.



EXPENSES OF THE OFFER



    In connection with the Offer, the Company has agreed to pay to certain broker-dealers who have executed and delivered a Soliciting Dealer Agreement Fees equal to 2.5% of the Subscription Price per Share for Shares issued upon exercise of Subscription Rights as a result of their soliciting efforts. The Company will also pay all other applicable expenses, including but not limited to the normal charges of brokers and other Nominees for transmitting offering materials, which will include Prospectuses, Exercise Forms, and return envelopes, to the beneficial owners of the shares held by them of record.




                                USE OF PROCEEDS


    The Company anticipates that proceeds of the offering will be used in accordance with the Company's investment objective, to make new investments to small, private growth companies in the form of subordinated debt, mezzanine and equity financings as well as to fund leveraged buyouts, bridge loans, and acquisitions. The Company may also use proceeds from the offering to repay any borrowings outstanding under the Company's revolving line of credit.




                                  THE COMPANY

ORGANIZATION


    Allied Capital Corporation (the "Company") was incorporated under the laws of the District of Columbia in 1958 and was reorganized as a Maryland corporation in 1991. It is a closed-end management investment company that elected in 1991 to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company has two active wholly owned subsidiaries, Allied Investment Corporation ("Allied Investment") and Allied Capital Financial Corporation ("Allied Financial"), which represented 47.6% and 30.1%, respectively, of the Company's consolidated total assets as of September 30, 1995. Allied Investment and Allied Financial are Maryland corporations registered under the 1940 Act as closed-end management investment companies. Allied Investment is licensed by the U.S. Small Business Administration (the "SBA") as a small business investment company ("SBIC") under Section 301(c) of the Small Business Investment Act of 1958, as amended ("SBIA"), and Allied Financial is licensed by the SBA as a specialized small business investment company ("SSBIC") under
Section 301(d) of the SBIA. As described below, the Company also has a significant ownership interest in Allied Capital Lending Corporation ("Allied Lending"), a closed-end management investment company that has elected to be regulated as a BDC and is an SBA-approved small business lending company. Allied Capital Advisers, Inc. ("Advisers") serves as the investment adviser of the Company under an investment advisory agreement.


BUSINESS OF THE COMPANY

    The investment objective of the Company is to provide a high level of current income and long-term growth on the value of its net assets by providing debt, mezzanine, and equity financing primarily for small, privately owned growth companies. This objective may be changed by the board of directors of the Company without a vote of a majority of the outstanding voting securities (as defined in the 1940 Act). The Company generally invests in and lends to small businesses directly and through its wholly owned subsidiaries, and also provides financing for leveraged buyouts of such companies, for note purchases and loan restructurings, and for special situations, such as acquisitions, buyouts, recapitalizations, and bridge financings of such companies. The Company also provides financing to private and small public companies through its origination of loans with equity features.


    Historically, all of the investments of the Company and its subsidiaries (all further references to investments by the Company include those made by its subsidiaries unless otherwise indicated) have been made in domestic small businesses. However, the Company currently intends to begin making investments in conjunction with funding from Overseas Private Investment Corporation ("OPIC"), which would typically involve investments in businesses that engage, in whole or in part, in overseas operations. Generally, the OPIC-related investments to be made by the Company will require that the portfolio company have some affiliation with a U.S.-based business entity. OPIC-related investments ordinarily will be made in countries representing the world's emerging markets. Investments in such countries involve special risks. See "The Company -- Risk Factors -- Foreign Investments," page __.

    The Company's investments generally take the form of loans with equity features, such as warrants or conversion privileges that entitle the Company to acquire a portion of the equity in the entity in which the investment is made. The typical maturity of such a loan made by the Company is seven years, with payments of interest only in the early years and payments of principal and interest in the later years, although loan maturities and principal amortization schedules vary. The Company also makes senior loans without equity features. Senior loans generally bear interest at a fixed rate that the Company believes is competitive in the venture capital marketplace. Current income is derived primarily from interest earned on the loan element of the Company's investments. Generally, long-term growth in net asset value and realized capital gains, if any, from portfolio companies are achieved through the equity participations acquired as a result of the Company's growth financing and leveraged buyout activity. The Company seeks to structure its investments so that approximately one-half of the potential return is earned in the form of monthly or quarterly interest payments and the balance is derived from capital gains. The Company's investments may be secured by the assets of the entity in which the investment is made, which collateral interests may be subordinated in certain instances to institutional lenders, such as banks. The Company makes available significant managerial assistance to its portfolio companies. Pending investment of its assets, the Company's funds are generally invested in short-term securities issued or guaranteed by the U.S. government or an agency or instrumentality thereof, the value of which generally fluctuates with prevailing levels of interest rates, or in repurchase agreements fully collateralized by such securities.

    The Company usually invests in privately held companies that have been in business for at least one year, have a commercially proven product or service, and seek capital to finance expansion or ownership changes. The Company generally requires that the companies in which it invests demonstrate sales growth, positive cash flow, and profitability, although turnaround situations are also considered. The Company's emphasis is on low- to medium-technology businesses, such as broadcasting, packaging manufacturers, specialty manufacturing, environmental concerns, wholesale distribution, commodities storage, and retail operations. The Company emphasizes the quality of management of the companies in which it invests, and seeks experienced entrepreneurs with a management track record, relevant industry experience, and high integrity.


    For the first three quarters of 1995, the Company invested approximately $18 million into small private businesses. In the year ended 1994, the Company invested approximately $36 million, which represented a 50% increase from the $24 million that the Company invested in 1993. The invested assets of the Company at September 30, 1995 were $122 million, a 6% increase over December 31, 1994. December 31, 1994 invested assets were approximately $115 million, a 22% increase from the approximately $95 million in invested assets of the Company at December 31, 1993. The Company also restructured several non-performing investments in 1994, with the result that the non-performing assets (valued at cost) decreased 36% from $15.7 million at December 31, 1993 to $10.1 million at December 31, 1994. At September 30, 1995, the Company's non-performing assets at cost were $9.5 million, a 6% decrease from December 31, 1994. Subsequent to September 30, 1995, one additional investment in the Company's portfolio with a net cost of $3.1 million was determined to be non-performing.


The Company's Operation as a BDC

    As a BDC, the Company may not acquire any asset other than Qualifying Assets unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the value of the Company's total assets (the "70% test"). The principal categories of Qualifying Assets relevant to the business of the Company are the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is defined as any issuer that (a) is organized and has its principal place of business in the United States,
    (b) is not an investment company other than a small business investment company wholly owned by the BDC (the Company's investments in and advances to Allied Investment and Allied Financial are Qualifying Assets, but its investment in Allied Lending, a BDC which is not wholly owned, is not), and
    (c) does not have any class of publicly traded securities with respect to which a broker may extend margin credit.

(2) Securities received in exchange for or distributed with respect to securities described in (1) above, or pursuant to the exercise of options, warrants, or rights relating to such securities.

(3) Cash, cash items, government securities, or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.


    In addition, to count securities described in (1) and (2) above as Qualifying Assets for the purpose of the 70% test, a BDC must make available to the issuer of those securities significant managerial assistance. Making available significant managerial assistance means, among other things, (i) any arrangement whereby the BDC, through its directors, officers, or employees, offers to provide, and, if accepted, does provide, significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company or (ii) in the case of a small business investment company, making loans to a portfolio company. Managerial assistance is made available to the portfolio companies by the Company's directors and officers who are employees of Advisers, which manages the Company's investments. Each portfolio company is assigned for monitoring purposes to an investment officer and its principals are contacted and counseled if the portfolio company appears to be encountering business or financial difficulties. The Company also provides managerial assistance on a continuing basis to any portfolio company that requests it, whether or not difficulties are perceived. The Company's directors and officers are highly experienced in providing managerial assistance to small businesses.


    The Company may not change the nature of its business so as to cease to be, or withdraw its election as, a BDC unless authorized by vote of a "majority of the outstanding voting securities," as defined in the 1940 Act, of the Company. Since the Company made its BDC election, it has not in practice made any substantial change in its structure or, on a consolidated basis, in the nature of its business, except for the disposition of its ownership interest in Allied Lending, as described below, which is not a change that results in the Company ceasing to be a BDC.


    As a BDC, the Company is entitled to borrow money and issue senior securities representing indebtedness as long as such senior securities representing indebtedness has asset coverage to the extent of at least 200%. This limitation is not applicable to the borrowings of the Company's SBIC and SSBIC subsidiaries. In 1992, the Company, Allied Investment, and Allied Financial, together borrowed $20,000,000 from an insurance company on terms requiring the payment of interest at 9.15% per annum and repayment of principal in equal annual installments in the five years 1998 through 2002. At December 31, 1994, the Company had borrowed $2,205,000 under its revolving line of credit agreement, which permits the Company to borrow up to $10 million at the London Inter-Bank Offered Rate ("LIBOR") plus 1.15 percent (1.15%) through November 30, 1995. At September 30, 1995, there were no borrowings under this line of credit. The Company now has a new line of credit which permits the Company to borrow up to $10,000,000 at LIBOR plus 2.5 percent (2.5%) through September 30, 1998. As of September 30, 1995, Allied Investment and Allied Financial had issued subordinated debentures in the aggregate principal amount of $61,300,000 to the SBA that bear interest from 6.875% to 10.35% per annum and require principal payments commencing in 1997 through 2005.


Co-Investment with Allied II, Allied Venture, and Allied Technology


    In accordance with the conditions of several exemptive orders of the Commission permitting co-investments (the "Co-investment Guidelines"), most of the Company's acquisitions and dispositions of investments are made in participation with Allied Capital Corporation II ("Allied II"). In the past, the Company also acquired certain investments in participation with Allied Venture Partnership ("Allied Venture") and Allied Technology Partnership ("Allied Technology"), private venture capital partnerships managed by Allied Advisers, neither of which is now making new investments. Allied II is a closed-end management investment company that has elected to be regulated as a BDC and for which Advisers serves as its investment adviser. At September 30, 1995 and December 31, 1994, Allied II had total consolidated assets of $108,684,000 and $101,934,000, respectively, compared to the Company's total consolidated assets of $145,590,000 and $135,517,000, respectively.


    The Co-investment Guidelines generally provide that the Company and its wholly owned subsidiaries must be offered the opportunity to invest in any investment, other than in Interim Investments or marketable securities, that would be suitable for Allied II or its wholly owned subsidiaries and the Company or its wholly owned subsidiaries to the extent proportionate to the companies' respective consolidated total assets. Securities purchased by the Company or its wholly owned subsidiaries in a co-investment transaction with any of Allied II or its wholly owned subsidiaries, Allied Venture or Allied Technology will consist of the same class of securities, will have the same registration rights, if any, and other rights related thereto, and will be purchased for the same unit consideration. Any such co-investment transaction must be approved by the Company's Board of Directors, including a majority of its independent directors. The Company will not make any investment in the securities of any issuers in which Allied II, Allied Venture or Allied Technology, but not the Company, has previously invested. The Co-investment Guidelines also provide that the Company will have the opportunity to dispose of any securities in which the Company or its wholly owned subsidiaries and any of Allied II or its wholly owned subsidiaries, Allied Venture or Allied Technology have invested in proportion to their respective holdings of such securities, and that, in any such disposition, the Company will be required to bear no more than its proportionate share of the transaction costs.

Allied Investment

    Allied Investment, as an SBIC, provides capital to privately owned small businesses primarily through loans, generally with equity features, and, to a lesser extent, through the purchase of common or convertible preferred stock. Loans with equity features are generally evidenced by a note or debenture that is convertible into common stock, requiring the holder to make a choice, prior to the loan's maturity, between accepting repayment and maintaining its equity position, or by a note or debenture that is accompanied by an option or warrant to purchase, frequently for a nominal consideration, common stock of the issuer even after the loan is repaid. Wherever possible, Allied Investment seeks collateral for its loans, but its security interest is usually subordinated to the security interest of other institutional lenders.

    Allied Investment provides managerial assistance to its portfolio companies by arranging syndicated financings, advising on major business decisions, furnishing one of its executives to serve as a director or otherwise participating in board meetings and assisting portfolio companies when they are having operating difficulties.

Allied Financial

    Allied Financial, as an SSBIC, operates as a small business investment company specializing in the financing of small businesses owned and controlled by socially or economically disadvantaged persons. To determine whether the owners of a small business are socially or economically disadvantaged, the SBA relies on a composite of factors. Business owners who are members of the following groups, among others, are considered socially disadvantaged: African Americans, Hispanic Americans, Native Americans and Asian Pacific Americans.
In determining whether the owners of a small business are economically disadvantaged, consideration may be given to factors such as levels of income, location (for instance, urban ghettos, depressed rural areas and areas of high unemployment or underemployment), education level, physical or other special handicap, inability to compete in the marketplace because of prevailing or past restrictive practices or Vietnam-era service in the armed forces, or any other factors that may have contributed to disadvantaged conditions.

    Allied Financial provides managerial assistance to its portfolio companies by arranging syndicated financings, advising on major business decisions, furnishing one of its executives to serve as a director or otherwise participating in board meetings and assisting portfolio companies when they are having operating difficulties.

The Company's Interest in Allied Lending

    The Company owned 2,380,000 shares, or all of the outstanding capital stock, of Allied Lending prior to consummation of the initial public offering of Allied Lending's common stock in November 1993. As a result of that initial public offering, the Company's ownership of Allied Lending's common stock was reduced to 1,580,000 shares, or 36.2% of the Allied Lending shares outstanding at December 31, 1993. The Company has agreed that it would divest itself of all shares of Allied Lending by December 31, 1998 by public offerings, private placements, distributions to the Company's stockholders or otherwise. Accordingly, the Company declared an extra dividend in December 1994 and distributed in early January 1995 an aggregate of 335,086 Allied Lending shares, which reduced its ownership of Allied Lending shares to 1,244,914 shares, or 28.5% of the Allied Lending shares then outstanding.

    In December 1994, in a move unexpected by Allied Lending or the Company, the SBA altered its regulations concerning the 7(a) guaranteed loan program and announced that it would reduce the maximum loan size that it would guarantee under the 7(a) guaranteed loan program from $1 million to $500,000. The Company believes that the significant decline in the market price of Allied Lending shares during December 1994 resulted from the SBA's actions. As Allied Lending had registered, at the Company's expense, 490,000 Allied Lending shares owned by the Company in December 1994 for sale or distribution, the Company chose to distribute a substantial portion of those Allied Lending shares to its stockholders at the end of December 1994 rather than sell those shares at depressed prices. Although the Company recognized a gain on the portion of the Allied Lending shares which were held for sale or distribution, the amount of gain was significantly less than the Company expected due to the decreased market value of the Allied Lending shares at the end of 1994. In addition, because of the decline in the market value of the Allied Lending shares, the Company's unrealized appreciation in this investment at year-end 1994 declined by $4.1 million as compared to the unrealized appreciation in this investment at year end 1993, which negatively affected the Company's net asset value per common share.

    In mid-October 1995, federal legislation was enacted which removed the $500,000 loan size limit and restored 75% guarantees on loans up to $1 million. In addition, the guaranteed loan program fees were restructured to redirect some of the program's expenses to the participant lenders and participant borrowers. Overall, management expects these changes to be favorable for Allied Lending.


    Until 1995, the business of Allied Lending consisted solely of making small business loans which are partially guaranteed under the SBA's Guaranteed Loan Program (so-called "7(a) loans"). Allied Lending has been one of the most active non-bank lenders in the 7(a) loan program. Most of the loans made by Allied Lending during 1994 were made for the purpose of allowing portfolio companies to acquire real estate-related assets, such as factories, workshops, or retail premises, or to refinance outstanding loans made to acquire such real estate; a smaller proportion of such loans was made for the purpose of allowing portfolio companies to purchase or refinance machinery and equipment. Allied Lending, pursuant to stockholder approval at a Special Meeting of Stockholders on November 9, 1995, expanded its ability to make loans to include, in addition to 7(a) guaranteed loans, loans that are made in conjunction with guaranteed loans, as well as other types of loans.


RISK FACTORS

    The purchase of the shares offered by this Prospectus involves a number of significant risk and other factors relating to the structure and investment objective of the Company. As a result, there can be no assurance that the Company will achieve its investment objective. AN INVESTMENT IN THE SHARES WILL NOT BE SUITABLE FOR PERSONS WHO DO NOT INTEND, OR HAVE THE RESOURCES, TO HOLD THEM AS A LONG-TERM INVESTMENT.

Nature of Investments

    Consistent with its operation as a BDC, the Company's portfolio is expected to consist primarily of securities issued by small and developing privately held companies. There is generally little or no publicly available information about such companies, and the Company must rely on the diligence of Allied Advisers to obtain the information necessary for the Company's decision to invest in them. Typically, such companies depend for their success on the management talents and efforts of one person or a small group of persons, so that the death, disability or resignation of such person or persons could have a materially adverse impact on them. Moreover, smaller companies frequently have narrower product lines and smaller market shares than larger companies and therefore may be more vulnerable to competitor's actions and market conditions, as well as general economic downturns. Because these companies will generally have highly leveraged capital structures, reduced cash flow resulting from an adverse competitive development, shift in customer preferences, or an economic downturn may adversely affect the return on, or the recovery of, the Company's investment in them. Investment in such companies therefore involves a high degree of business and financial risk, which can result in substantial losses and accordingly should be considered speculative.

Foreign Investments


    As noted above, the Company intends to make investments with the proceeds of its OPIC loans, see "OPIC Loan" on page __. These investments ordinarily will be made in countries representing the world's emerging or developing markets. Special risks generally are involved in investments in foreign countries, and these risks are often heightened for investments in emerging or developing markets.


    In general, foreign investments involve risks not ordinarily associated with domestic investing, including: (1) changes in currency exchange rates;
(2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited financial information or difficulty in interpreting such information because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in certain foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict the ability of an entity in which the Company has invested from meeting its obligations under borrowings or other arrangements.

    The risks noted above often increase in emerging or developing countries. For example, emerging countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. In addition, foreign investments may be subject to a variety of special restrictions.


    The Company intends to take steps to reduce or eliminate certain of the above risks. For example, with respect to a currency risk, the Company plans to make only dollar-denominated investments. In the event that the Company does engage in foreign currency transactions, the Company plans to hedge currency risks associated with foreign investments, and not for speculation. The Company also intends to diversify its OPIC-related investments by country and type of business.


Long-term Character of Investments

    It is expected that investments made in accordance with the Company's investment objective will usually yield a high current return from the time they are made but will generally produce a profit, if any, from an accompanying equity feature only after a further five to eight years. There can be no assurance that either a high current return or capital gains will actually be achieved.

Illiquidity

    Most of the investments of the Company consist of securities acquired directly from the issuers in private transactions. They are usually subject to restrictions on resale or otherwise illiquid. There is usually no established trading market for such securities into which they could be sold. In addition, most of the securities are not eligible for sale to the public without registration under the 1933 Act, which involves delay and expense.

Market Price Disparities

    Shares of closed-end investment companies frequently trade at a discount from net asset value, but there are examples of companies, including the Company, Allied Lending, and Allied II, the shares of which have historically traded at a premium to net asset value. This characteristic of shares of closed-end investment companies is separate and distinct from the risk that a company's net asset value per share will decline. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

Competition

    A large number of entities and individuals compete for the opportunity to make the kinds of investments proposed to be made by the Company. Many of these entities and individuals have greater financial resources than the combined resources of the Company, Allied II, and their respective subsidiaries. As a result of this competition, the Company may from time to time be precluded from making otherwise attractive investments on terms considered by Advisers to be prudent in light of the risks to be assumed.

Leverage

    The Company (including its two small business investment company subsidiaries) intends to continue to borrow funds from and issue senior debt securities to banks, insurance companies, or other lenders and to raise capital from the SBA or other investors up to the limit permitted by the 1940 Act.
Such additional borrowings, unless fully offset by redemptions or repurchases of the Company's outstanding senior securities, will cause the Company to be further leveraged with respect to its common stock. When such borrowings occur, the providers of these funds will have fixed dollar claims on the Company's consolidated assets superior to the claims of the holders of the Company's common stock. Any increase in the value of the Company's consolidated investments would cause its consolidated net asset value attributable to common shares to increase more than it would had the borrowings or preferred stock financings not occurred. Decreases in the value of the consolidated investments below their value at the time of acquisition, however, would cause the Company's consolidated net asset value attributable to common shares to decline more sharply than it would if the senior funds had not been borrowed or otherwise obtained. Similarly, any increase in the Company's rate of income in excess of consolidated interest payable on the borrowed funds or dividends payable on the preferred stock would cause its net income to increase more than it would without the leverage, while any decrease in consolidated rate of income would cause net income to decline more sharply than it would had the funds not been borrowed or otherwise obtained for investment. Leverage is thus generally considered a speculative investment technique. Conversely, however, the ability of the Company to achieve its investment objective may depend in part on its ability to achieve additional leverage on favorable terms by borrowing from the SBA, banks, or insurance companies and there can be no assurance that such additional leverage can in fact be achieved.


    Allied Investment, as an SBIC, and Allied Financial, as an SSBIC, currently have the opportunity to sell to the SBA subordinated debentures with a maturity of up to ten years up to an aggregate principal amount determined by a formula which applies a multiple to its private capital, but not in excess of $90 million (the "$90 million limit"). The $90 million limit generally applies to all financial assistance provided by the SBA to any licensee and its "associates," as that term is defined in SBA regulations. For this purpose, Allied Investment and Allied Financial would be deemed to be "associates" of one another and both may be deemed to be "associates" of Allied Investment Corporation II ("Allied Investment II"), which is also an SBIC and is a subsidiary of Allied II.


    Beginning with the SBA's 1996 fiscal year commencing on October 1, 1995, Congress has discontinued subsidized funding for the SBA's SSBIC program. Prior to this change, an SSBIC was able to sell preferred stock and debentures which were issued with a rate reduction or subsidy. Preferred stock sold to the SBA after November 1989 pays dividends at an annual rate of four percent (4%) of par value and must be redeemed within 15 years of issuance; preferred stock sold to the SBA before November 1989 pays dividends at an annual rate of three percent (3%) of par value and has no required redemption date. In addition to preferred stock, the SBA had provided leverage to SSBICs at a reduced rate through the purchase or guarantee of debentures.

    As of September 30, 1995 and December 31, 1994, respectively, Allied Investment and Allied Financial had outstanding debentures sold to the SBA in the aggregate principal amounts of $61,300,000 and $54,800,000, respectively. At these respective dates, Allied Financial had $7,000,000 of outstanding preferred stock issued to the SBA-$6,000,000 of 3% preferred stock and $1,000,000 of 4% preferred stock. Allied Investment II has not obtained any financial assistance from the SBA to date.

    As a group, Allied Investment and Allied Financial have received $68,300,000 in leverage and preferred stock investment from the SBA as of September 30, 1995, and as a result, this combined ability to apply for additional leverage from the SBA will be limited to $21,700,000 due to the $90 million limit. This combined ability to obtain additional leverage assumes that Allied Investment II does not obtain any SBA leverage.

    The Company is unable to predict the SBA's ability to meet demands for leverage on an ongoing basis, as such funding may be affected if Congress reduces appropriations for the SBA, which may compel the SBA to allocate leverage or to reduce the current limits on available leverage. Therefore, there is no guarantee that Allied Investment or Allied Financial will be able to obtain additional leverage beyond what is currently held.



    On April 10, 1995, the Company entered into a loan agreement with OPIC under which the Company may borrow up to $20 million to provide financing for international projects involving qualifying U.S. small businesses.


    The Company had outstanding the following sources of financing as of September 30, 1995:





                                                                                        Annual Portfolio
                                                                                        Return to Cover
                                        Amount                                            Interest or
                                      Outstanding          Annual Rate of Interest          Dividend
 Class                               (in thousands)         or Dividend Payments           Payments(a)
 -----                               --------------       -----------------------      ------------------
                                                          Initial         Current
                                                          -------         -------
 Senior notes                             $20,000          9.15%            9.15%                1.50%

 OPIC loan                                     $0            ---              ---                0.00%

 Bank loan (revolving line of                  $0         6.213%           7.025%                0.00%
 credit)

 Subordinated debentures                  $61,300    5.5%-10.35%     6.08%-10.35%                4.57%

 Redeemable preferred stock                $1,000             4%               4%                0.03%
 Non-redeemable preferred stock            $6,000             3%               3%                0.01%




  (a) The annual portfolio return to cover interest or dividend payments ("Annual Return") is calculated as total annual interest or dividend payments per class of financing, divided by the total invested assets at September 30, 1995. The total Annual Return needed to cover all classes of financing combined is 6.11%.


Senior Notes

    As of September 30, 1995, the Company, together with Allied Investment and Allied Financial, had $20 million of 10-year senior notes outstanding to an insurance company, with interest payable semi-annually at the fixed rate of 9.15% per annum. The senior notes are scheduled to mature over a five-year period commencing in 1998, with annual principal payments of $4 million. The senior notes restrict the Company's ability to declare or pay any dividends, purchase, redeem or retire any shares of capital stock, or make any payment or distribution in respect to its capital stock, if after giving effect thereto
(i) any default or event of default has occurred or (ii) the total debt of the Company has asset coverage of less than 200%. The senior notes require the Company to maintain a minimum consolidated shareholders' equity of $30 million and a minimum consolidated subordinated debt of $35 million at all times. The Company must also meet the following financial ratios at the end of each fiscal quarter:

  (a)     Consolidated Net Income Available for Interest Charges        = At least 1.50 to 1
          ------------------------------------------------------
          Consolidated Interest Charges

  (b)     Consolidated Total Debt                                       = Not exceeding 2.5 to 1
          ---------------------------------
           Consolidated Shareholders' Equity

  (c)     Consolidated Senior Debt                                      = Not exceeding 1.5 to 1
          ---------------------------------
          Consolidated Shareholders' Equity


     The Company must remain the beneficial owner of 100% of the voting stock of Allied Investment and Allied Financial and will not, or will not permit a consolidated subsidiary to, consolidate with or be a party to a merger with any other corporation.

     The senior notes permit the Company to incur additional debt as long as the financial covenants above are met and the new debt is junior to the insurance company, and do not restrict the Company's ability to issue additional securities. The terms of the senior notes may be amended with the consent of the insurance company.


     OPIC Loan. The Company has entered into a loan agreement with OPIC for the Company to make up to $20 million in international investments involving OPIC-qualifying United States small businesses ("OPIC Loan"). The OPIC Loan provides that the Company may borrow at variable interest rates based on the U.S. Department of Treasury interest rates plus fifty basis points (0.50%) for the applicable period of borrowing by the Company. In addition, OPIC is entitled to receive from the Company a contingent fee at maturity of the loan based on five percent (5%) of the return generated by the OPIC-related investments in excess of seven percent (7%). There are no required principal payments until the OPIC Loan matures ten years from the date of the first disbursement under the OPIC Loan. The loan agreement expires on the earlier of the first date on which the amount of the loan(s) equal $20 million or April 10, 1998. As of September 30, 1995, there were no outstanding borrowings under this loan agreement.



     OPIC Loan proceeds must be used for investments in projects approved by OPIC or to pay the reasonable expenses of the Company to manage the OPIC funds. The individual investments made with the OPIC funds cannot exceed 75 percent (75%) of the total capital requirements of a single project. No more than 25 percent (25%) of OPIC Loan proceeds can be invested in a single project and no more than 40 percent (40%) in a single country. The Company may consider insuring its investments in OPIC qualified investments against political risk by using OPIC insurance and using other OPIC project financing services, to the extent that doing so is in the best interests of the Company and the projects.



     The OPIC Loan requires the Company to maintain (a) consolidated shareholders' equity of not less than $35 million, (b) an interest charges coverage ratio of at least 1.1 to 1 on a trailing twelve month basis, (c) a quarterly ratio of total indebtedness to consolidate shareholders' equity not exceeding 3 to 1, and (d) a quarterly ratio of senior debt to consolidate shareholders' equity not exceeding 1.5 to 1. The Company may not declare or pay any dividends on its common stock or purchase, acquire, redeem or retire any of such shares if the Company is in default on the loan or if such dividends, distributions, share purchase or other such share retirement would cause a default.



     Bank Loan. At September 30, 1995, the Company had a revolving line of credit agreement with a commercial bank under which it was able to borrow up to $10 million with interest payable monthly at the variable rate of 1.15 percent (1.15%) per annum above the 30-day London Inter-Bank Offered Rate ("LIBOR"), reset daily. There were no required principal payments until the loan's maturity. As of September 30, 1995, there were no borrowings under this agreement.






     The Company has established a new line of credit dated December 18, 1995. The new line of credit permits the Company to borrow up to $10,000,000 at LIBOR plus 2.5 percent (2.5%) and expires September 30, 1998. The new line of credit agreement requires that Allied Investment and Allied Financial remain wholly owned subsidiaries of the Company. The new line of credit agreement does not permit the Company or any subsidiary to merge or consolidate with another entity, except that the Company may merge with a subsidiary or any subsidiary may merge with another subsidiary. Under the agreement, the Company's ability to issue additional securities is not restricted and the Company may incur additional debt if it is subordinate to the bank and is on terms satisfactory to the bank. In addition, the agreement provides that with respect to any sources of financing maturing prior to the maturity of this new line of credit, the Company can only refinance 75 percent (75%) of such indebtedness and the new maturity must be after the maturity of this line of credit.



     The financial covenants of this line of credit agreement require Allied Investment and Allied Financial to maintain a ratio of total liabilities to tangible net worth (as defined in the agreement) of not greater than 3.3 to 1. The Company must maintain (a) a ratio of consolidated total liabilities to consolidated tangible net worth of not greater than 3 to 1; (b) consolidated tangible net worth of not less than $40 million, (c) a minimum interest coverage of at least 1.5 to 1 on a trailing four-quarter basis, and (d) a ratio of consolidated collections of the principal or cost-basis portion of its investments to consolidated total indebtedness of not less than 0.05 to 1 on a trailing basis. The Company may not permit the total principal amount of loans and letters of credit outstanding at any one time to exceed the sum of cash and cash equivalents plus 75% of non-cash tangible assets, minus total liabilities (including letters of credit).


     Subordinated Debentures. As of September 30, 1995, the Company, through Allied Investment and Allied Financial, had outstanding $61.3 million of 10-year subordinated debentures payable to the SBA, with interest payable semi-annually at various fixed interest rates ranging from 6.08% to 10.35%. The subordinated debentures are scheduled to mature over a 10-year period commencing in 1997, with annual principal payments ranging from $1 million to $8 million. The subordinated debentures also permit the Company to issue additional securities or incur additional debt.


     Preferred Stock. As of September 30, 1995, the Company, through Allied Financial, had outstanding $1 million of redeemable four percent (4%) cumulative preferred stock, and $6 million of non-redeemable three percent (3%) cumulative preferred stock, both issued to the SBA. The redeemable four percent (4%) cumulative preferred stock must be redeemed by the Company in 2005, and the non-redeemable three percent (3%) cumulative preferred stock has no required redemption date. Nevertheless, the Company has the option to redeem the non-redeemable three percent (3%) cumulative preferred stock in whole or in part by paying the SBA the par value of the securities to be redeemed and any dividends accumulated and unpaid to the date of redemption. The cumulative preferred stock also permits the Company to issue additional securities or incur additional debt.


     Illustration. The following table is provided to assist the investor in understanding the effects of leverage. The figures appearing in the table are hypothetical, and the actual return may be greater or less than those appearing in the table.


Assumed return on
portfolio (net of         -16%      -12%      -10%      -5%       0%        5%       10%       12%      16%
expenses)

Corresponding
return to common         -57.34%   -46.40%  -40.93%   -27.26%   -13.58%    0.09%   13.76%    19.23%    30.17%
stockholders



Loss of Pass-Through Tax Treatment

     The Company may cease to qualify for pass-through tax treatment if it is unable to comply with the diversification requirements contained in Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Company may also cease to qualify for pass-through treatment, or be subject to a 4% excise tax, if it fails to make certain distributions. Under the 1940 Act, the Company will not be permitted to make distributions to stockholders unless it meets certain asset coverage requirements with respect to money borrowed and senior securities issued. See "Tax Status" in the Statement of Additional Information. Non-availability of pass- through tax treatment would have a materially adverse effect on the total return, if any, obtainable from an investment in the Company's shares.


                                   MANAGEMENT

BOARD OF DIRECTORS


     The business of the Company is managed under the supervision of its Board of Directors. For details concerning the persons who make up the Board of Directors at the date of the Prospectus, see the Statement of Additional Information under the caption "Management -- Board of Directors." Three of the members of the Board of Directors are also officers of the Company as well as of its investment adviser; and five are non-interested persons, as that term is defined in the 1940 Act (such persons are hereinafter referred to as "non-interested directors").


     The responsibilities of the Board of Directors include, among other things, the approval of every loan and other investment to be made by the Company, the quarterly valuation of the Company's assets, and the approval of the terms of the Company's borrowing or other leverage arrangements.

     The Board, and particularly the non-interested directors, must also, at least annually, approve the investment advisory agreement with the Company's investment adviser and, annually and subject to stockholder ratification, appoint the Company's auditors.

     The audit and stock option committees of the Board of Directors, comprised exclusively of non-interested directors, respectively review with the auditors the scope of the annual audit and the contents of the audited financial statements and determine option awards to the officers under the Company's incentive stock option plan. Under that plan, options on a total of 1,350,000 shares may be granted. Of the authorized options, the stock option plan committee has to date awarded a number of options, of which a total of 789,387 options are currently outstanding and a total of 518,578 options are currently exercisable. For details of the stock option plan, see the Statement of Additional Information under the caption "Management--Stock Options."

     The members of the Board of Directors are compensated by fees at the rate of $1,000 per meeting of the Board of the Company or its wholly owned subsidiaries or each separate (i.e., not held on the same day as a full Board meeting) meeting of a committee of such Board which the member attends unless such separate meeting occurs on the same day as a Board meeting, in which case directors receive $500 for attendance at such meeting. There is no duplication of directors' fees and expenses even if some directors also take action on behalf of the Company's wholly owned subsidiaries. The Company's stockholders approved, subject to further approval by the Commission, a grant to each member of the Board of Directors who is not an employee of the investment adviser a 10-year option to purchase, at the market price on the date of grant, 10,000 shares of the Company. Application was made to the Commission for such approval and such approval was granted on December 26, 1995. These options were priced on the date of such approval.

INVESTMENT ADVISER

     Advisers, the principal business address of which is 1666 K Street, N.W., Ninth Floor, Washington, D.C. 20006-2803, serves as the investment adviser for the Company pursuant to an investment advisory agreement. Under that agreement, Advisers manages the investments of the Company and each of the Company's wholly owned subsidiaries, subject to the supervision and control of the Board of Directors of the Company or the respective subsidiary, and identifies, evaluates, structures, closes, and monitors the investments made by the Company and such subsidiaries. Neither the Company nor any such subsidiary will make any investments that have not been recommended by Advisers. Except as to those investment decisions that require specific approval or ratification by the Company's Board, Advisers has the authority to effect purchases and sales of assets for the Company's account. Advisers also serves as the investment adviser of Allied II, Allied Capital Commercial Corporation ("Allied Commercial") and Business Mortgage Investors, Inc. ("BMI"), both real estate investment trusts ("REITs"), Allied Lending, Allied Venture, and Allied Technology. Some of the directors and officers of Advisers are also directors and officers of the Company.

     G. Cabell Williams III is the Company's portfolio manager, a position he has held since 1991. From 1981 to 1991, Mr. Williams III held positions of increasing responsibility with Advisers and the Company.


     The Company and each of its wholly owned subsidiaries pay all of their own operating expenses, except those specifically required to be borne by Advisers. The expenses paid by Advisers include the compensation of its investment officers and the cost of office space, equipment and other personnel necessary for day-to-day operations. The expenses that are paid by the Company include its share of transaction costs incident to the acquisition and disposition of investments, regular legal and auditing fees and expenses, the fees and expenses of the Company's directors, costs of printing and distributing proxy statements and other communications to stockholders, costs associated with promoting the Company's stock, and the fees and expenses of the Company's custodian and transfer agent. The Company, rather than Advisers, pays expenses associated with litigation and other extraordinary or non-recurring expenses with respect to its operations and investments, as well as expenses of required and optional insurance and bonding. All fees that may, to the extent permitted under SBA regulations, be paid to Advisers by any person in connection with an investment transaction in which the Company participates or proposes to participate are paid over to the Company. Advisers may, however, retain for its own account any fees paid by or for the account of a company, including a portfolio company, for special investment banking or consulting work performed for that company which is not related to such investment transaction or follow-on managerial assistance. If the Company uses the services of certain professionals on the staff of Advisers for the Company's corporate purposes, the Company will reimburse Advisers for such services at hourly rates calculated to cover the cost of such services, as well as for incidental disbursements.



     As compensation for its services to and the expenses paid for the account of the Company, Advisers is entitled to be paid quarterly, in arrears, a fee equal to 0.625% per quarter of the quarter-end value of the Company's total consolidated assets (other than the Company's investment in Allied Lending and Interim Investments and cash and cash equivalents). On an annual basis, such fees are equivalent to 2.5% of the Company's total consolidated assets (other than the Company's investment in Allied Lending and Interim Investments and cash and cash equivalents) and 0.5% on Interim Investments and cash and cash equivalents. For the purposes of calculating the fee, the values of the Company's consolidated assets are determined as of the end of each calendar quarter. The quarterly fee is paid as soon as practicable after the values have been determined. The current advisory agreement, which was approved by stockholders in May 1995, is substantially similar to the prior advisory agreement between the Company and Advisers, and it is anticipated that the advisory fee payable by the Company under the existing agreement will be comparable to the fees paid under the prior agreement.



     The fee provided for in the investment advisory agreement is substantially higher than that paid by most investment companies because of the efforts and resources devoted by Advisers to identifying, structuring, closing and monitoring the types of private investments in which the Company will specialize. Other entities managed by Advisers, however, pay fees on comparable bases and the Company understands that the fee is not in excess of that frequently paid by private investment funds engaged in similar types of investments, in addition to the substantial participation in profits that such private funds also typically allocate to management.


     For further details of the compensation of Advisers and the expenses paid respectively by Advisers and the Company, see the Statement of Additional Information under the caption "Investment Advisory and Other Services."


                        AUTHORIZED CLASSES OF SECURITIES

     Pursuant to the Company's Articles of Incorporation, the following are the authorized classes of securities of the Company and its wholly owned subsidiaries as of September 30, 1995:

                                                                                        (4)
                                                                  (3)           Amount Outstanding
                                              (2)           Amount Held by         Exclusive of
                 (1)                         Amount         Registrant for         Amounts Shown
           Title of Class                  Authorized         Its Account            Under (3)
----------------------------------------------------------------------------------------------------
ALLIED I:
       Common Stock                       10,000,000                 0            6,185,660.00

ALLIED INVESTMENT:
       Common Stock                              100                 0                   54.93

ALLIED FINANCIAL:
       Common Stock                       19,800,000                 0                  131.00
       Preferred Stock(a)                    200,000                 0               70,000.00

ALLIED DEVELOPMENT(B):
       Common Stock                              100                 0                   10.00


----------------------------


(a) Amount outstanding consists of 60,000 shares of non-redeemable 3% cumulative preferred stock and 10,000 shares of redeemable 4% cumulative preferred stock, both issued to the SBA.



(b) Allied Development Corporation is an inactive wholly owned subsidiary of the Company with total assets of less than $35,000.



                          DESCRIPTION OF COMMON STOCK

GENERAL


     The authorized capital stock of the Company is ten million (10,000,000) shares of common stock, $1 par value, of which 6,185,660 shares are outstanding as of the date of this Prospectus. All shares of common stock have equal rights as to earnings, assets, dividends, and voting privileges and, when issued, will be fully paid and nonassessable. Shares of common stock have no preemptive, conversion, or redemption rights and are freely transferable. In the event of liquidation, each share of common stock is entitled to its proportion of the Company's assets after debts, expenses, and liquidation of preferred stock. Each share is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of the shares, if they so choose, could elect all of the Directors, and holders of less than a majority of the shares would, in that case, be unable to elect any Director. The Company holds annual stockholders' meetings.


DIVIDENDS AND DISTRIBUTIONS


     The Company intends to distribute substantially all of its net investment income and net realized short-term capital gains to stockholders quarterly, generally on the last day of March, June, September and December of each year. The Company distributed an in-kind dividend, in the form of shares of Allied Lending at a rate equal to $0.60 per share of the Company's common stock (based on Allied Lending's then-market value of $11.00 per share) on January 6, 1995 to the Company's stockholders of record on December 31, 1994. Since then, quarterly dividends were declared in February, May, and August 1995 and paid on March 29, June 28, and September 29, 1995, respectively, at a rate of $0.20, $0.20, and $0.22, respectively, per share, and a dividend of $0.24 per share was declared on November 8, 1995 for payment on December 29, 1995. The Company may also declare in October, November, or December of any year, for payment during the following January, an additional dividend to distribute any net investment income and short-term capital gains (and long-term capital gains, if any) realized by the Company during the year that had not already been distributed through the quarterly dividends. An additional dividend of $0.58 per share was declared on December 14, 1995 for payment on January 31, 1996 to stockholders of record on December 28, 1995. If the Company's investments do not generate sufficient income to make distributions or dividend payments as determined by the Board of Directors, then the Company may determine to liquidate a portion of its portfolio to fund the distribution. Such payments may include a tax basis return of capital to the stockholder, which, in turn, would reduce the stockholder's cost basis in the investment and have other tax consequences. Stockholders should consult their tax advisers for further guidance.

REINVESTMENT PLAN

     The Company has adopted a reinvestment plan pursuant to which the Company's transfer agent, acting as reinvestment plan agent, will reinvest all distributions in additional whole and fractional shares for the account of all stockholders of record who inform the Company or the transfer agent of their preference to participate in this plan before the record date of the distribution. Stockholders may change enrollment status in the reinvestment plan at any time by contacting either the plan agent or the Company. A stockholder's ability to participate in the reinvestment plan may be limited according to how the stockholder's shares are registered. Beneficial owners holding shares in street name may be precluded from participation by the nominee. Stockholders who would like to participate in the reinvestment plan usually must have the shares registered in their own name.

     Shares issued under the reinvestment plan may be newly issued shares unless the market price of the outstanding shares is less than 110% of their contemporaneous net asset value. The transfer agent may also, as agent for the participant, buy shares in the market. Newly issued shares for reinvestment plan purposes will be valued at the average of the reported closing bid prices of the outstanding shares on the last five trading days prior to the payment date of the distribution, but not less than 95% of the opening bid price on such date. The price in the case of shares bought in the market will be the average actual cost of such shares, including any brokerage commissions. There are no other charges payable in connection with the reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to the stockholders.

     Any stockholder who has questions about the reinvestment plan may call the Company at (202) 973-6334 and ask for Investor Relations, or contact American Stock Transfer & Trust Company, the plan agent, 40 Wall Street, New York, New York 10005, telephone (800) 937-5449.


                   REPORTS AND INDEPENDENT PUBLIC ACCOUNTANTS


     For the year ended December 31, 1995, the independent accountant engaged to audit the Company's consolidated financial statements is the firm of Matthews, Carter and Boyce, which has been the Company's auditors since inception. The selection of independent auditors by the Company's directors will be subject to annual ratification by stockholders at the Company's annual meeting. The consolidated financial statements of the Company included in this Prospectus are included in reliance on the authority of Matthews, Carter and Boyce as experts in auditing and accounting.



          CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

     The Company's investments are held under a custodian agreement by The Riggs National Bank of Washington, D.C. at 808 17th Street, N.W., Washington, D.C. 20006, which also provides recordkeeping services. American Stock Transfer & Trust Company, 40 Wall Street, New York, New York 10005, acts as the Company's transfer, dividend paying, and reinvestment plan agent and registrar.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                            Page
                                                            ----
MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . .    B-3
       Directors and Officers   . . . . . . . . . . . . .    B-3
       Compensation   . . . . . . . . . . . . . . . . . .    B-4
       Compensation Table   . . . . . . . . . . . . . . .    B-6
       Stock Options  . . . . . . . . . . . . . . . . . .    B-6

SUMMARY COMPENSATION TABLE  . . . . . . . . . . . . . . .    B-7

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES . . .    B-7

INVESTMENT ADVISORY AND OTHER SERVICES  . . . . . . . . .    B-8
       Investment Advisory Agreement    . . . . . . . . .    B-8
       Custodian Services   . . . . . . . . . . . . . . .   B-10
       Accounting Services  . . . . . . . . . . . . . . .   B-10

BROKERAGE ALLOCATION AND OTHER PRACTICES  . . . . . . . .   B-11

TAX STATUS  . . . . . . . . . . . . . . . . . . . . . . .   B-11


                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

LIQUIDITY AND CAPITAL RESOURCES

     Total investments increased by $6.8 million or 5.9% to $121.8 million at September 30, 1995 from $115.0 million at December 31, 1994. This increase was primarily due to valuation changes in the portfolio resulting in net unrealized appreciation of $6.6 million for the nine month period. In the first nine months of 1995, the Company invested approximately $17.8 million in small business concerns, and received repayments and early payoffs from other small businesses of approximately $17.5 million. Cash and cash equivalents increased $4.4 million primarily due to net cash provided by operating activities.

     On September 27, 1995, the Company had $7.5 million in SBA debentures that matured. The Company obtained new SBA debentures totaling $14.0 million on September 27, 1995. Proceeds from these new debentures were used to repay the matured debentures.

     During the third quarter of 1995, the Company applied for a forward commitment from the SBA to provide for up to $6 million in financing to its SSBIC subsidiary. The Company will be able to draw $1.3 million from the SBA for this financing; however, the Company must first submit an application to draw on the committed funds and receive SBA approval of that application.


     At September 30, 1995, outstanding commitments for future financings were $14 million. Given the availability of the SBA commitment, the OPIC Loan, current cash and government securities available at September 30, 1995, and its available line of credit, the Company believes that it has adequate capital to continue to satisfy its operating needs, commitments and other future investment opportunities that may arise throughout the remainder of the year. The Company continues to explore obtaining new debt or equity capital sources as well. See "Leverage."



     The Company has a revolving line of credit for $10 million. In December 1995, this line of credit was renewed for a three-year term at a higher rate. See "Leverage -- Bank Loan," page __.

     The Company has secured a credit facility with the OPIC for up to $20 million in financing for international projects involving small businesses. See "Leverage -- OPIC Loan," page __.


RESULTS OF OPERATIONS

     FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995 AND 1994. The net increase in net assets resulting from operations increased 272% to $12.4 million for the nine months ended September 30, 1995 as compared to $3.3 million for the same period in 1994. Earnings per common share for the nine months increased to $1.97 per common share from $0.51 per common share for the same period in 1994.

     Total investment income increased 32% from $7.8 million to $10.3 million compared with the first nine months of last year. Interest income increased due to a reduction in the Company's non-performing assets since the end of 1994 and an increase in loans and debt securities outstanding. The Company also received a prepayment penalty on the early payoff of a debt in the third quarter of 1995 totaling $60,000. Other income consists primarily of $327,000 of litigation costs from prior periods recovered during the first nine months of 1995 and $130,000 of income from an equity participation in one portfolio company.

     Expenses increased 16% from $7.0 million to $8.1 million compared with the corresponding period in 1994. Investment advisory fee expense increased due to an increase in investments and other assets upon which the investment advisory fee is based.

     Net realized gains on investments increased 77% from $2.0 million to $3.6 million for the nine-month periods ended September 30, 1995 and 1994, respectively. The increase in net realized gains resulted from the disposition or early payoff of investments. A few of the early payoffs were due to portfolio companies being sold. Net realized gains are unpredictable; however, the Company exits transactions when it believes the realized gains can be maximized.

     YEAR ENDED DECEMBER 31, 1994 AS COMPARED TO DECEMBER 31, 1993. Net increase in net assets resulting from operations was $224,000 or approximately breakeven on a per common share basis, as compared to $20.4 million or $3.28 per common share for the year ended December 31, 1993.

     In December 1994, in a move unexpected by Allied Lending or the Company, the SBA altered its regulations concerning the 7(a) guaranteed loan program and announced that it would place a loan size cap of $500,000 on the loans that it would guarantee under the 7(a) guaranteed loan program. The Company believes that because of the changes in the SBA's guaranteed loan program that were announced in December 1994, the market price of the Company's investment in Allied Lending declined to $10.38 per share at December 31, 1994. At December 31, 1993, the market price for this stock was $15.75 per share. This decline in market value at December 31, 1994 reduced 1994's net increase in net assets resulting from operations by $4.1 million or $0.66 per common share. In mid-October 1995, federal legislation was passed which removed the $500,000 loan size limit and restored 75% guarantees on loans of up to $1 million. In addition, the guaranteed loan program fees were restructured to redirect some of the programs' expenses to the participant lenders and participant borrowers. Overall, these changes are expected to be favorable for Allied Lending. During 1993, the Company recorded realized gains of approximately $9 million and unrealized appreciation of approximately $15 million, resulting from the 1993 initial public offering of the stock of Allied Lending, formerly a wholly owned subsidiary of the Company.

     Investment income remained relatively constant in 1994, even though there was significant growth in invested assets. This is primarily due to the fact that 1993 investment income included approximately $3 million, representing eleven months of Allied Lending's interest income and gains on sales of guaranteed loans, while Allied Lending was a wholly owned subsidiary of the Company. Instead, in 1994, the Company received $1.7 million in dividend income from its residual 36% interest in Allied Lending. As a result, the Company replaced approximately $1.3 million in investment income with income from increased investments in the portfolio.

     Expenses also remained relatively constant in 1994 as compared to 1993. Interest expense remained stable because the Company's borrowings of $7.0 million occurred late in 1994 and were at interest rates below the level of other borrowings of the Company. The investment advisory fee stayed constant even given the growth in invested assets as the Company was not charged a fee on its investment of approximately $14.9 million in Allied Lending, as was agreed to in conjunction with Allied Lending's 1993 initial public offering. During 1993, the Company was charged an investment advisory fee on the assets of Allied Lending for the approximate eleven months that it was a wholly owned subsidiary. Legal and audit fees and other operating expenses remained constant in total; however, the Company continued to incur legal expenses related to various matters. The Company has now successfully settled most of these matters.

     For the year ended December 31, 1994, net investment income before net unrealized appreciation (depreciation) on investments, which includes ordinary investment income and realized capital gains and losses but excludes the effect of unrealized appreciation and depreciation, was $5.5 million or $0.89 per share, a 33% decrease from $8.2 million or $1.34 per share in 1993. Realized gains of $3.4 million in 1994 were below expectations, again primarily due to the unexpected decline in the market value of Allied Lending stock.

     During the fourth quarter of 1994, the Company chose to distribute shares of Allied Lending to its stockholders rather than sell these shares at depressed prices. The gain that was recognized on this transaction reflects the decreased market value at the end of the year, and as a result, depressed the Company's net investment income before net unrealized appreciation (depreciation) on investments.

     Distributions to stockholders for 1994 were $1.40 per share and were comprised of $1.23 in taxable ordinary and capital gain income and $0.17 per share in a return of capital. The Company's taxable income of $1.26 per share differed significantly from its net investment income before unrealized appreciation (depreciation) on investments of $0.89 per share due to timing differences in the recognition of income for tax purposes versus book purposes. The $0.17 per share return of capital was an unexpected result, again due to the decline of value of Allied Lending stock and its effect on the gain recognition from dividends.

     YEAR ENDED DECEMBER 31, 1993 AS COMPARED TO DECEMBER 31, 1992. Investment income increased by $1.0 million primarily due to the increase in new investments in 1993. Interest expense increased by $1.2 million, primarily due to the effect of a full year of interest expense experienced on the $20.0 million debt financing secured in 1992. Investment advisory fees increased due to continued growth of the Company's assets on which the advisory fee is based. Legal and audit fees increased by $0.4 million due to the increased cost of litigation. These changes had the net effect of decreasing net investment income by $0.8 million.

     Net realized gains on investments of $5.9 million in 1993 increased over 1992 due to the gain of $9.2 million from the November 1993 sale of 800,000 shares of Allied Lending, net of losses on and write-offs of investments of $3.3 million. Net investment income before net unrealized appreciation (depreciation) on investments increased to $8.2 million in 1993, an increase of $0.7 million or 9% over 1992.

     Net unrealized appreciation on investments in 1993 of $12 million resulted principally from the appreciation of the Allied Lending stock retained by the Company, net of the appreciation or depreciation of other investments in the portfolio. The net unrealized appreciation added to what was disclosed in prior years as net realized income resulted in a net increase in net assets resulting from operations of $20.4 million, an increase of 147% over the previous year.

     Distributions paid to stockholders in 1993 of $8.2 million approximate the net investment income before net unrealized appreciation (depreciation) on investments. The distributions were comprised solely of capital gain income.

     YEAR ENDED DECEMBER 31, 1992 AS COMPARED TO DECEMBER 31, 1991. In 1990, Allied Lending, which was then a wholly owned subsidiary of the Company, held 100% of its loan balances and used the guaranteed portion of its loans as collateral to obtain financing. During 1991, Allied Lending began selling the guaranteed portion of SBA loans in order to finance further origination, which significantly reduced the Company's consolidated investments at December 31, 1992 as compared to December 31, 1991, and simultaneously, decreased investment income by $2.0 million primarily due to a decline in interest income resulting from non-performing loans, offset by the increase in the gain on sales of SBA-guaranteed loans sold by Allied Lending. Total expenses decreased by $0.9 million, primarily due to a decrease in advisory fees. The decline in total assets resulting from Allied Lending's changes in operations caused a corresponding reduction in investment advisory fees when comparing 1991 to 1992. As a result, net investment income decreased by approximately $1.1 million.

     Net realized gains on investments increased to $4.5 million from $2.8 million in the previous year primarily due to the sale of one investment, Environmental Air Control, Inc. The change in net unrealized appreciation (depreciation) on investments resulted in a minimal decrease in unrealized depreciation of $0.7 million. Increases in realized and unrealized gains offset the decrease in investment income for an overall net increase in net assets resulting from operations of $8.2 million in 1992, an increase of $3.1 million or 61% over the previous year.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES


                         INDEX TO FINANCIAL STATEMENTS






Consolidated Statement of Financial Position -- September 30, 1995 (unaudited) and December 31,
   1994 and 1993  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F - 2

Consolidated Statement of Operations -- For the Nine Months Ended September 30, 1995 and 1994
   (unaudited) and the Years Ended December 31, 1994, 1993, and 1992  . . . . . . . . . . . . . . . . . . . . . F - 3

Consolidated Statement of Changes in Net Assets -- For the Nine Months Ended September 30,
   1995 and 1994 (unaudited) and the Years Ended December 31, 1994, 1993, and 1992  . . . . . . . . . . . . . . F - 4

Consolidated Statement of Cash Flows -- For the Nine Months Ended September 30, 1995 and 1994
   (unaudited) and the Years Ended December 31, 1994, 1993, and 1992  . . . . . . . . . . . . . . . . . . . . . F - 5

Notes to Consolidated Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F - 6

Consolidated Statement of Loans to and Investments in Small Business Concerns -- September 30,
   1995 (unaudited) and December 31, 1994 and 1993  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F - 15

Notes to Consolidated Statement of Loans to and Investments in Small Business Concerns  . . . . . . . . . . .  F - 24

Report of Independent Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F - 26

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                  CONSOLIDATED STATEMENT OF FINANCIAL POSITION
                    (in thousands, except number of shares)

                                                             September 30,                December 31,
                                                             -------------           ----------------------
                                                                 1995                1994              1993
                                                                 ----                ----              ----
                                                              (unaudited)
 ASSETS

 Investments at Value:

   Loans and debt securities . . . . . . . . . . . . .         $ 89,209          $  84,949          $  64,248

   Equity securities . . . . . . . . . . . . . . . . .           31,517             28,225             27,675

   Other investment assets . . . . . . . . . . . . . .            1,093              1,852              2,707
                                                                -------            -------            -------

          Total investments  . . . . . . . . . . . . .          121,819            115,026             94,630

 Cash and cash equivalents . . . . . . . . . . . . . .           10,963              6,609             24,358

 U.S. government securities  . . . . . . . . . . . . .            9,872             10,210             12,202

 Other assets  . . . . . . . . . . . . . . . . . . . .            2,936              3,672              3,416
                                                                -------            -------            -------

          Total Assets . . . . . . . . . . . . . . . .         $145,590           $135,517           $134,606
                                                                =======            =======            =======

 LIABILITIES

 Revolving line of credit  . . . . . . . . . . . . . .         $     --           $  2,205           $     --

 Debentures and notes payable  . . . . . . . . . . . .           81,300             74,800             69,800

 Accrued interest payable  . . . . . . . . . . . . . .            1,976              1,393              1,283

 Investment advisory fee payable . . . . . . . . . . .              731                658                409

 Dividends and distributions payable . . . . . . . . .              165              3,910              3,580

 Other liabilities . . . . . . . . . . . . . . . . . .            1,180              1,564                349
                                                               --------           --------            -------

          Total Liabilities  . . . . . . . . . . . . .           85,352             84,530             75,421
                                                               --------           --------            -------

 Redeemable preferred stock  . . . . . . . . . . . . .            1,000              1,000              1,000
                                                               --------           --------            -------
 Commitments and Contingencies

 SHAREHOLDERS' EQUITY

 Preferred stock of wholly owned subsidiary, $100
      par value; 60,000 shares authorized, issued and
      outstanding at 9/30/95, 12/31/94 and 12/31/93  .            6,000              6,000              6,000

 Common stock, $1 par value; 10,000,000 shares
      authorized; 6,185,660, 6,152,703 and 6,108,809
      share issued and outstanding at 9/30/95,
      12/31/94 and 12/31/93, respectively  . . . . . .            6,186              6,153              6,109

 Additional paid-in capital  . . . . . . . . . . . . .           41,332             40,960             41,605

 Notes receivable from sale of common stock  . . . . .             (401)              (816)              (766)

 Net unrealized appreciation on investments  . . . . .            7,661              1,110              6,406

 Distributions in excess of accumulated earnings . . .           (1,540)            (3,420)            (1,169)
                                                                -------            -------            -------

           Total Shareholders' Equity  . . . . . . . .           59,238             49,987             58,185
                                                                -------            -------            -------

           Total Liabilities and Shareholders' Equity          $145,590           $135,517           $134,606
                                                                =======            =======            =======

        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS
                    (in thousands, except per share amounts)


                                          For the Nine Months Ended                 For the Years Ended
                                                September 30,                           December 31,
                                           ------------------------     -------------------------------------
                                                (unaudited)
                                               1995           1994          1994          1993         1992
                                           -----------    ---------     -----------    ---------    ---------
 Investment Income:

   Interest  . . . . . . . . . . .           $   8,645      $ 6,545      $   10,401   $   10,100    $   8,890

   Dividends . . . . . . . . . . .               1,079        1,215           1,746          170           23

   Premium and other income  . . .                 618           59              69        2,114        2,422
                                               -------      -------        --------     --------      -------

     Total investment income . . .              10,342        7,819          12,216       12,384       11,335
                                               -------      -------        --------     --------      -------

 Expenses:

   Interest expense  . . . . . . .               4,994        4,673           6,333        6,346        5,131

   Investment advisory fee . . . .               2,077        1,698           2,356        2,285        2,099

   Legal and audit fees  . . . . .                 499          310             977        1,109          680

   Other operating expenses  . . .                 488          284             424          344          370
                                               -------      -------        --------     --------      -------

     Total expenses  . . . . . . .               8,058        6,965          10,090       10,084        8,280
                                               -------      -------        --------     --------      -------

 Net investment income . . . . . .               2,284          854           2,126        2,300        3,055


 Net realized gains on investments               3,584        2,024           3,394        5,943        4,507
                                               -------      -------        --------     --------      -------

 Net investment income before net
     unrealized appreciation
     (depreciation) on investments               5,868        2,878           5,520        8,243        7,562

 Net unrealized appreciation
     (depreciation) on investments               6,551          460          (5,296)      12,163          694
                                               -------       ------        --------     --------      -------

 Net increase in net assets
    resulting from
    operations . . . . . . . . . .           $  12,419      $ 3,338      $      224   $   20,406    $   8,256
                                                ======       ======         =======      =======      =======

 Earnings per common share . . . .           $    1.97      $  0.51      $     0.00   $     3.28    $    1.31
                                                ======       ======         =======      =======      =======

 Weighted average number of
     common shares and common share
     equivalents outstanding. . .                6,207        6,188           6,187        6,161        6,144
                                                ======       ======         =======      =======      =======



        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
                    (in thousands, except per share amounts)

                                                For the Nine Months Ended             For the Years Ended
                                                       September 30,                     December 31,
                                                --------------------------     ------------------------------
                                                       (unaudited)
                                                     1995          1994        1994          1993        1992
                                                     ----          ----        ----          ----        ----
 Increase in net assets resulting               $   2,284      $    854    $  2,126      $  2,300    $  3,055
 from operations:

    Net investment income  . . . .

    Net realized gains on
    investments  . . . . . . . . .                  3,584         2,024       3,394         5,943       4,507

    Net unrealized appreciation
    (depreciation) on investments                   6,551           460      (5,296)       12,163         694
                                                 --------      --------    --------       -------     -------
    Net increase in net assets
    resulting from operations  . .                 12,419         3,338         224        20,406       8,256
                                                 --------      --------    --------       -------     -------
 Distributions to shareholders
 from:

   Net Investment Income . . . . .                 (2,119)         (689)       (705)           --      (2,703)

   Excess of net investment income                     --          (959)     (1,216)           --          --

   Net realized gains  . . . . . .                 (1,704)       (2,024)     (4,595)       (8,239)     (5,324)

   Excess of net realized gains  .                     --            --      (1,035)           --          --

   Return of capital (tax) . . . .                     --            --      (1,044)           --          --

   Preferred stock dividends . . .                   (165)         (165)       (220)         (220)       (220)
                                                 --------      --------    --------       -------     -------

 Net decrease in net assets
 resulting from distributions to
 shareholders  . . . . . . . . . .                 (3,988)       (3,837)     (8,815)       (8,459)     (8,247)
                                                 --------      --------    --------       -------     -------

 Capital share transactions:
    Net (increase) decrease in
    notes receivable from sale of
    common stock    . . . . . . . .                   415           (49)        (50)           46         303

    Issuance of common shares upon
    the exercise of stock options                      --           200         200           201         741

    Common shares issued in lieu of
    cash distributions . . . . . .                    405           121         243            --         124
                                                 --------      --------     -------       -------     -------
 Net increase in net assets
 resulting from capital share
 transactions  . . . . . . . . . .                    820           272         393           247       1,168
                                                 --------      --------     -------       -------     -------
 Net increase (decrease) in net
 assets  . . . . . . . . . . . . .                  9,251          (227)     (8,198)       12,194       1,177

 Net assets at beginning of the
 period  . . . . . . . . . . . . .                 49,987        58,185      58,185        45,991      44,814
                                                 --------      --------     -------       -------     -------

 Net assets at the end of period .                 59,238        57,958      49,987        58,185      45,991

 Preferred stock of wholly owned
 subsidiary  . . . . . . . . . . .                  6,000         6,000       6,000         6,000       6,000
                                                 --------      --------     -------       -------     -------

 Net asset value available to
 common shareholders . . . . . . .              $  53,238      $ 51,958    $ 43,987      $ 52,185    $ 39,991
                                                 ========      ========     =======       =======     =======

 Net asset value per common share               $    8.61      $   8.41    $   7.11      $   8.50    $   6.53
                                                 ========      ========     =======       =======     =======

 Common shares outstanding at end
 of period . . . . . . . . . . . .                  6,186         6,176       6,186         6,142       6,123
                                                 ========      ========     =======       =======     =======

        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                 (in thousands)

                                               For the Nine Months Ended         For the Years Ended
                                                     September 30,                   December 31,
                                               -------------------------     ----------------------------
                                                      (unaudited)
                                                     1995         1994       1994       1993         1992
                                                     ----         ----       ----       ----         ----
 Cash Flows from Operating Activities:

 Net increase in net assets resulting
 from operations . . . . . . . . . . . .           $ 12,419     $3,338        $224    $20,406       $8,256

 Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:

   Net unrealized depreciation
   (appreciation) on investments   . . .             (6,551)      (460)      5,296    (12,163)        (694)

   Net realized gains on investments . .             (3,584)    (2,024)     (3,394)    (5,943)      (4,507)

   Interest  . . . . . . . . . . . . . .                --         --       (1,159)       --           --

 Changes in assets and liabilities:

   Other assets  . . . . . . . . . . . .                736        356        (255)       697          685

   Accrued interest payable  . . . . . .                583        467         110         27          472

   Investment advisory fee payable . . .                 73        186         249       (125)          26

   Other liabilities . . . . . . . . . .               (384)       445       1,215     (2,192)       1,819
                                                    -------    -------      ------    -------      -------
   Net cash provided by operating
     activities  . . . . . . . . . . . .              3,292      2,308       2,286        707        6,057
                                                    -------    -------      ------    -------      -------

 Cash Flows From Investing Activities:

   Net increase (decrease) in investments              (350)   (11,344)    (21,135)     3,318          167

   Net redemption (purchase) of U.S.
     government securities . . . . . . .                338     (1,150)      1,992    (12,202)         --

   U.S. government securities sold under
     agreements to repurchase  . . . . .               --         --          --         --         (2,761)

   Payments on notes receivable  . . . .                415         16         150        247        1,044
                                                    -------    -------      ------    -------      -------

   Net cash provided by (used in)
     investing activities  . . . . . . .                403    (12,478)    (18,993)    (8,637)      (1,550)
                                                    -------    -------      ------    -------      --------

 Cash Flow From Financing Activities:

   Common stock distributions paid . . .             (3,416)    (7,139)     (8,027)    (8,046)      (7,748)

   Preferred stock distributions paid  .               (220)      (220)       (220)      (220)        (220)

   Proceeds from the issuance of
     debentures  . . . . . . . . . . . .             14,000      7,000       7,000       --         20,000

   Payment of debentures . . . . . . . .             (7,500)    (2,000)     (2,000)      --           --

   Net borrowings (payments on)
     revolving line of credit  . . . . .             (2,205)      --         2,205       --           --
                                                    -------    -------      ------    -------      -------
   Net cash provided by (used in)
     financing activities  . . . . . . .                659     (2,359)     (1,042)    (8,266)      12,032
                                                    -------    -------      ------    -------      -------
   Net increase (decrease) in cash and
     cash equivalents  . . . . . . . . .              4,354    (12,529)    (17,749)   (16,196)      16,539

  Cash and cash equivalents, beginning of
     period  . . . . . . . . . . . . . .              6,609     24,358      24,358     40,554       24,015
                                                    -------    -------      ------    -------      -------
  Cash and cash equivalents, end of
     period  . . . . . . . . . . . . . .           $ 10,963   $ 11,829     $ 6,609   $ 24,358     $ 40,554
                                                    =======    =======      ======    =======      =======

        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
       For the nine months ended September 30, 1995 and 1994 (unaudited)
           and for the years ended December 31, 1994, 1993, and 1992


NOTE 1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization. The Company is a closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. The Company's objective is to achieve a high level of current income by providing debt, mezzanine and equity financing, primarily for small privately owned growth companies and through long-term growth on the value of its net assets. The Company has two wholly owned, regulated investment company subsidiaries, Allied Investment and Allied Financial. Allied Investment and Allied Financial are licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company (SBIC) and a Specialized Small Business Investment Company (SSBIC), respectively.

The Company has an investment advisory agreement with Allied Advisers, whereby Advisers manages the investments of the Company subject to the supervision and control of the Company's board of directors. Certain directors and officers of Advisers are also directors and officers of the Company.

Co-investments. Investments made by the Company are made in participation with a separately organized public closed-end management investment company and two private venture capital partnerships, which are also managed by the Company's investment adviser, in accordance with various exemptive orders issued to the Company by the Securities and Exchange Commission permitting co-investments.

Principles of consolidation. The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries after elimination of intercompany balances and transactions.

Valuation of investments. Investments are carried at value, as determined by the Board of Directors. Investments in companies whose securities are publicly traded are generally valued at their quoted market price, less a discount to reflect the effects of restrictions on the sale of such securities. U.S. government securities are carried at cost which approximates fair value.

Interest income. Interest income is recorded on the accrual basis to the extent that such amounts will be collected.

Realized and unrealized gains or losses on investments. Realized gains or losses are measured by the difference between the proceeds of sale and the cost basis of the investment without regard to unrealized gains or losses previously recognized, and include securities written off during the year, net of recoveries. Unrealized gains or losses reflect the difference between cost and value.

Distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date.

Federal income taxes. The Company and its wholly owned subsidiaries' policies are to comply with the requirements of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies. The Company and its wholly owned subsidiaries annually distribute all of their taxable income to their shareholders; therefore, a federal income tax provision is not required.

Additionally, no provision for deferred income taxes has been made for unrealized gains on securities since the Company and its wholly owned subsidiaries intend to continue to annually distribute all of their taxable realized capital gains.

Dividends declared by the Company in October, November or December which are payable to shareholders of record on a specified date in such months, but are paid during January of the following year, may be treated as if the dividends were received by the shareholder on December 31 of the year declared.

Earnings Per Common Share. Earnings are defined as the net investment income and realized and unrealized gains or losses on investments and are reduced by the preferred stock dividend requirements. The computation of earnings per common share are based on the weighted average number of common shares and common share equivalents outstanding. Common share equivalents included in the computation represent shares issuable upon assumed exercise of stock options which would have a dilutive effect in years where there are earnings. In addition, earnings per share is computed assuming that all issuances of the Company's common stock in connection with its dividend reinvestment plan are outstanding for all periods presented. During 1995, the Company has issued 32,957 shares of common stock pursuant to the dividend reinvestment plan. The weighted average number of shares and share equivalents outstanding for the three and nine months ended September 30, 1994 have been restated to include the 1996 common stock issuances under the dividend reinvestment plan. In addition, the computation of net assets per common share as of September 30, 1994 has been restated to reflect the issuance of common stock pursuant to the dividend reinvestment plan during 1995.

Cash and Cash Equivalents. The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. Cash and cash equivalents consisted of the following:

--------------------------------------------------------------------------------------------------------------
 (in thousands)                          September 30,                                   December 31,
                                         -------------                   -------------------------------------
                                             1995                            1994                      1993
                                         -----------                     -----------                ----------
 Cash                                     $   8,904                      $   4,707                  $    6,083

 Repurchase agreements                        2,059                          1,902                      18,275
                                          ---------                      ---------                   ---------
      Total                               $  10,963                      $   6,609                   $  24,358
                                          =========                      =========                   =========
--------------------------------------------------------------------------------------------------------------

Reclassifications. Certain reclassifications have been made to the 1994, 1993, and 1992 financial statements to conform with the 1995 financial statement presentation.

NOTE 2.  INVESTMENT ADVISORY AGREEMENT

The Company has an investment advisory agreement with Advisers that is approved at least annually by the Board of Directors or by vote of the holders of a majority of the outstanding shares of the Company. The agreement may be terminated at any time on sixty days' notice, without penalty, by the Company's Board of Directors or by vote of the holders of a majority of the Company's outstanding shares and will terminate automatically in the event of its assignment.

The Company pays all operating expenses, except those specifically required to be borne by Advisers. The expenses paid by Advisers include the compensation of the Company's investment officers and the cost of office space, equipment and other personnel required for the Company's day-to-day operations. The expenses that are paid by the Company include the Company's share of transaction costs incident to the acquisition and disposition of investments, legal and audit fees, the fees and expenses of the Company's independent directors and the fees of its officer-directors, the costs of printing and mailing proxy statements and reports to shareholders, costs associated with promoting the Company's stock, and the fees and expenses of the Company's custodian and transfer agent. The Company is also required to pay expenses associated with litigation and other extraordinary or non-recurring expenses, as well as expenses of required and optional insurance and bonding. All fees paid by or for the account of an actual or prospective portfolio company in connection with an investment transaction in which the Company participates are treated as commitment fees or management fees and are received by the Company, pro rata to its participation in such transaction, rather than by Advisers. Advisers is entitled to retain for its own account any fees paid by or for the account of a company, including a portfolio company, for special investment banking or consulting work performed for that company which is not related to such investment transaction. As compensation for its services to and the expenses paid for the account of the Company, Advisers is paid a fee, quarterly in arrears. Beginning in the second quarter of 1995, a fee was paid equal to 0.625 percent per quarter of the quarter-end value of the Company's consolidated total assets, less the value of the shares of Allied Lending owned by the Company interim investments (i.e., U.S. government securities) and cash and cash equivalents, plus 0.125 percent per quarter of the quarter-end value of interim investments, cash and cash equivalents. In the first quarter of 1995, and in 1994, 1993 and 1992, a fee was paid equal to
0.625 percent per quarter of the quarter-end value of the Company's consolidated total assets, less the value of the shares of Allied Lending owned by the Company (subsequent to Allied Lending's public offering in November
1993) and cash and cash equivalents in excess of $2,000,000 in working capital.

NOTE 3.  DIVIDENDS AND DISTRIBUTIONS

The Company's Board of Directors declared and the Company paid a $0.22 per share dividend for the third quarter and a $0.20 per share dividend each for the first and second quarters of 1995.

The components of the cash dividends and distributions of taxable income declared by the Board of Directors for 1994, 1993 and 1992 are as follows:

--------------------------------------------------------------------------------------------------------------
 (in thousands, except per share amounts)            1994                   1993                   1992
                                            ---------------------  --------------------  --------------------
                                                              Per                   Per                   Per
                                                Amount      Share     Amount      Share      Amount     Share
                                                ------      -----     ------      -----      ------     -----
 Ordinary income                               $ 1,921     $ 0.31   $            $    -    $  2,703    $ 0.45
                                                                           -
 Long-term capital gains                         5,630       0.92      8,239       1.35       5,324      0.87

 Return of capital (tax)                         1,044       0.17          -          -           -         -
                                               -------     ------   --------     ------    --------    ------
         Totals                                $ 8,595     $ 1.40   $  8,239     $ 1.35    $  8,027    $ 1.32
                                               =======     ======   ========     ======    ========    ======
--------------------------------------------------------------------------------------------------------------

The 1994 distributions of $1.40 per common share were comprised of cash payments, issuance of the Company's common shares pursuant to the Company's dividend reinvestment plan, and the issuance of shares of Allied Lending in the amounts of $0.76, $0.04, and $0.60, respectively. The 1993 and 1992 distributions of $1.35 and $1.32 per common share, respectively, were paid in cash. Amount represents the total of the quarterly dividends and the year-end extra distribution declared by the Company based on the actual shares outstanding on the record date for each dividend paid.

The following represents a reconciliation from taxable income to income for financial reporting purposes for the years ended December 31:

--------------------------------------------------------------------------------------------------------------
 (in thousands, except per share                  1994                    1993                    1992
 amounts)                               ---------------------   ----------------------  ---------------------
                                                        Per                        Per                    Per
                                            Amount      Share        Amount      Share      Amount      Share
                                            ------      -----        ------      -----      ------      -----
 Taxable income                           $ 7,771      $ 1.26     $  8,239     $ 1.35    $  8,027     $ 1.31

 Market discount amortization                (807)     (0.13)           -          -           -          -

 Realized gains                            (1,049)     (0.17)           -          -         (465)     (0.08)

 Unrealized gains (losses)                 (5,296)     (0.86)       12,163       1.97         694       0.11

 Other                                       (395)     (0.06)            4         -            -          -
                                          --------    -------       ------     -----      -------     ------

 Financial statement income                   224       0.04        20,406       3.32       8,256       1.34

 Preferred stock dividends                   (220)     (0.04)         (220)     (0.04)       (220)     (0.03)
                                          --------    -------      --------    -------   ---------    -------

 Amount available for common
 shareholders                             $     4     $ 0.00      $ 20,186     $ 3.28    $  8,036     $ 1.31
                                          =======     ======      ========     ======    ========     ======
--------------------------------------------------------------------------------------------------------------


NOTE 4.  DEBT

Line of Credit. As of September 30, 1995, the Company had a revolving line of credit agreement with a bank under which it could borrow up to $10,000,000, which charged interest at the thirty-day LIBOR rate plus 1.15 percent and expired November 30, 1995. As of September 30, 1995, the Company had available $10,000,000 under the revolving line of credit agreement. The Company has established a new line of credit dated December 18, 1995 which permits the Company to borrow up to $10,000,000 at LIBOR plus 2.5 percent and expires September 30, 1998.

Senior Notes. The Company has $20,000,000 of senior notes outstanding to an insurance company. These notes bear interest at a rate of 9.15 percent per annum, payable semi-annually. The senior notes are scheduled to mature over a five-year period commencing in 1998 through 2002 with annual principal payments of $4,000,000.

Subordinated Debentures. Subordinated debentures are payable to the Small Business Administration (SBA) and represent amounts due to the SBA as a result of borrowings made pursuant to the Small Business Investment Act of 1958. The debentures require semi-annual interest payments at various interest rates with the entire principal balance due at maturity. Principal payments required on these debentures at September 30, 1995 are as follows:


--------------------------------------------------------------------------------------------------------------
                Year Ending December                     Amount
                31,                                  (in thousands)                      Interest Rates
                --------------------                 --------------                      --------------
                1997                                 $    7,000                            7.95% - 10.35%

                1998                                      6,650                           8.875% -  9.80%

                2000                                     17,300                            8.70% -  9.60%

                Thereafter                               30,350                           6.875% -  9.08%
                                                     ----------

                Total                                $   61,300
                                                     ==========
--------------------------------------------------------------------------------------------------------------

OPIC Facility. On April 10, 1995, the Company entered into a loan agreement with the Overseas Private Investment Corporation under which the Company may borrow up to $20 million to provide financing for international projects involving qualifying U.S. small businesses. Loans under this agreement bear interest at the U.S. Treasury Rate plus 0.5% and have a ten year maturity from the date of disbursement. The loan agreement expires on the earlier of the first date on which the amount of the loan(s) equal $20 million or April 10, 1998. At September 30, 1995, there were no outstanding borrowings under the loan agreement.

NOTE 5.  PREFERRED STOCK

As of September 30, 1995, the Company's subsidiary, Allied Capital Financial Corporation, had outstanding a total of 60,000 shares of $100 par value, 3 percent cumulative preferred stock and 10,000 shares of $100 par value, 4 percent redeemable cumulative preferred stock issued to the SBA pursuant to
Section 303(c) of the Small Business Investment Act of 1958, as amended. The 3 percent cumulative preferred stock does not have a required redemption date. Allied Capital Financial Corporation has the option to redeem in whole or in part the preferred stock by paying the SBA the par value of such securities and any dividends accumulated and unpaid to the date of redemption. The 4 percent redeemable cumulative preferred stock has a required redemption date of June 4, 2005.

NOTE 6.  SHAREHOLDERS' EQUITY

During 1994, the Company paid $1,044,000 in distributions that represented a return of capital for tax purposes. This has been charged to additional paid-in capital.

The Company has a dividend reinvestment plan (the "Plan"). Shareholders of record may enroll in the Plan at any time. The Company instructs the stock transfer agent to buy shares in the open market or to issue new shares. When the Company issues new shares, the price is equal to the average of the closing sales prices reported for the shares for the five days on which trading in the shares takes place immediately prior to the dividend payment date. During the nine month period ended September 30, 1995, the Company issued 32,957 shares at an average price of $12.30 per share. During 1994, the Company issued 18,513 shares at an average price of $13.13 per share.

The Company has an incentive stock option plan which allows the granting of options to the Company's officers. Under the plan as amended, a maximum of 1,350,000 options may be granted at a price not less than the market value on the date of grant and may be exercisable over a ten year period. In May 1994, the option plan was amended to permit grants to non-officer directors. The Company's stockholders approved a one-time grant of options to each member of the Board of Directors who is not an employee of the investment advisor to purchase 10,000 shares of the Company's common stock and such grants were subject to SEC approval. Such approval was granted by the SEC on December 26, 1995 and the options were granted at the current market price as of that date.

Holders of ten percent or more of the Company's stock must exercise their options within a five-year period.

Officers of the Company may borrow from the Company the funds necessary to exercise vested stock options. The loans have varying terms not exceeding ten years and bear interest generally at the applicable federal interest rate in effect at the date of issue. A summary of the activity in the plan is as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                         Nine months ended
                                           September 30,                                  Year ended December 31,
                                           -------------             ---------------------------------------------------------------

                                               1995                        1994                    1993                     1992
                                           ------------                ------------            ------------             ------------
 Options outstanding at                       701,473                      686,847                 496,285                  494,809
    beginning of period

 Options granted                              282,800                       50,000                 336,101                   86,228

 Options exercised                                  -                      (25,382)                (19,169)                 (59,007)

 Options cancelled                           (194,886)                      (9,992)               (126,370)                 (25,745)
                                             ---------                    ---------              ----------                ---------

 Options outstanding at
    end of period                             789,387                      701,473                 686,847                  496,285
                                             =========                    =========              ==========                =========


 Options available for
    grant at end of
    period                                    212,136                      300,050                   3,967                  138,248

 Options exercisable at
    end of period                             518,578                      521,487                 422,362                  457,899

 Option price per share:

      Granted                                  $12.38                       $14.13                  $13.00                   $18.00

      Exercised                                     -                $7.34 - $8.53          $9.00 - $12.00          $12.00 - $16.50

      Cancelled                       $12.05 - $16.50              $14.00 - $16.50         $14.00 - $18.00          $14.00 - $18.00
------------------------------------------------------------------------------------------------------------------------------------



NOTE 7.  SUPPLEMENTAL CASH FLOW INFORMATION

The consolidated statement of cash flows excludes the effects of certain noncash investing and financing activities relating to restructuring of investments and the issuance of common shares as follows:


------------------------------------------------------------------------------------------------------------------------------------
 (in thousands)                                           Nine months ended
                                                             September 30,                    Year ended December 31,
                                                           ----------------          -------------------------------------------

                                                                 1995                   1994             1993            1992
                                                             ------------            -----------      -----------     ----------
 Issuance of common shares in exchange for
    notes receivable                                           $      -              $   200          $   201         $   741

 Issuance of common shares in lieu of cash
    dividends                                                  $    405              $   243          $     -         $   124

 Issuance of Allied Capital Lending
    Corporation shares in lieu of cash
    dividends                                                  $  3,906              $     -          $     -         $     -
------------------------------------------------------------------------------------------------------------------------------------

In addition, the Company paid interest in the amount of $4,411,000 for the nine months ended September 30, 1995 and $6,223,000, $6,319,000 and $4,659,000
during 1994, 1993, and 1992, respectively.

NOTE 8.  COMMITMENTS AND CONTINGENCIES

The Company had commitments outstanding at September 30, 1995 to various prospective portfolio companies totaling $13.6 million.

At September 30, 1995, the Company had standby letters of credit and third party guarantees outstanding totaling $1.4 million. The letters of credit have been issued by a financial institution on behalf of the Company to guarantee performance of certain portfolio companies to third parties. Repurchase agreements of $0.9 million have been used as collateral for the letters of credit.

The Company is party to certain lawsuits in connection with investments it has made to small businesses. While the outcome of these legal proceedings cannot at this time be predicted with certainty, management does not expect that these actions will have a material effect upon the financial position of the Company.

Allied Lending, formerly a wholly owned subsidiary, originates loans which are 70%-90% guaranteed by the SBA. Lending then sells the guaranteed portion of these loans in the secondary market. The Internal Revenue Service may assert that these transactions subject Allied Lending to a liability for income taxes of up to $845,000 for the year ended December 31, 1992. The Company has agreed to indemnify Allied Lending for this potential liability. Management believes that the Company has valid defenses for the position that such transactions do not subject Allied Lending to a liability for additional income taxes.

NOTE 9.  CONCENTRATIONS OF CREDIT RISK

The Company and its subsidiaries place their cash in financial institutions and at times, cash held in checking accounts may be in excess of the FDIC insurance limit. As of September 30, 1995, the Company had invested in repurchase agreements collateralized by U.S. government securities. These repurchase agreements mature within seven days.

Investments in U.S. government securities at September 30, 1995 have maturities from December 1995 to December 1996 with interest rates ranging from 4.25 percent to 6.875 percent.

NOTE 10.  DISPOSITION OF SUBSIDIARY

The Company owned all of the outstanding capital stock of Allied Capital Lending Corporation ("Allied Lending") prior to consummation of the initial public offering of Allied Lending shares in November 1993. As a result of that intial public offering, the Company's ownership of Allied Lending shares was reduced to 1,580,000 shares, or approximately 36% of the Allied Lending shares outstanding at December 31, 1993. The Company has agreed that it would divest itself of all shares of Allied Lending by December 31, 1998 by public offerings, private placements, distributions to the Company's shareholders or otherwise. The Company declared an extra dividend in December 1994 and distributed on January 8, 1995 an aggregate of 335,086 Allied Lending shares, which reduced its ownership of Allied Lending shares to 1,244,914 shares, or approximately 28% of the Allied Lending shares then outstanding.

NOTE 11.  QUARTERLY FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------------------
 (Unaudited)
 (in thousands, except per share information)                                      1995
                                                          ------------------------------------------------

                                                             Qtr 1               Qtr 2              Qtr 3
                                                          ----------          -----------        ----------
 Total investment income                                  $  3,549            $  3,229           $  3,564

 Net investment income                                    $    881            $    504           $    899

 Net increase in net assets resulting
      from operations                                     $  2,134            $  7,196           $  3,089

 Preferred stock dividends                                $     55            $     55           $     55

 Net increase in net assets resulting
      from operations available to
      common shareholders                                 $  2,079            $  7,141           $  3,034

 Per common share                                         $   0.34            $   1.16           $   0.49

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                         1994
                                                ----------------------------------------------------------------------------------

                                                   Qtr 1                 Qtr 2                Qtr 3                 Qtr 4(1)
                                                ----------            -----------          -----------           ------------
 Total investment income                        $  2,594              $  2,507             $  2,718              $  4,397

 Net investment income                          $    204              $    131             $    518              $  1,273

 Net increase (decrease) in net assets
     resulting from operations                  $    752              $  2,641             $    (55)             $ (3,114)

 Preferred stock dividends                      $     55              $     55             $     55              $     55

 Net increase (decrease) in net assets
       resulting from operations
       available to common
       shareholders                             $    697              $  2,586             $   (110)             $ (3,169)

 Per common share                               $   0.11              $   0.42             $  (0.02)             $  (0.52)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                         1993
                                                ----------------------------------------------------------------------------------

                                                   Qtr 1                 Qtr 2                Qtr 3                 Qtr 4
                                                ----------            -----------          -----------           ----------
 Total investment income                        $  2,406              $  3,425             $  3,759              $  2,794

 Net investment income (loss)                   $    131              $    885             $  1,303              $   (19)

 Net increase (decrease) in net assets
      resulting from operations                 $    282              $   (889)            $  2,156              $ 18,857

 Preferred stock dividends                      $     55              $     55             $     55              $     55

 Net increase (decrease) in net assets
     resulting from operations
     available to common
     shareholders                               $    227              $   (944)            $  2,101              $  18,802

 Per common share                               $   0.04              $  (0.15)            $   0.34              $   3.06
----------------------------------------------------------------------------------------------------------------------------------

(1) Included in the 1994 fourth quarter income was $0.7 million in interest income resulting from the restructuring of certain non-performing loans that had not been accrued into income in prior periods.

Quarterly amounts for 1993 and 1994 have been reclassified to conform with classifications used in the financial statements for 1995.

------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF LOANS TO AND INVESTMENTS IN SMALL BUSINESS CONCERNS
(dollars in thousands)

                                                                                   SEPTEMBER 30, 1995      DECEMBER 31, 1994
                                                                                       (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
 COMPANY'S NAME (STATE)                          INVESTMENTS (4)                    COST       VALUE        COST       VALUE
 (TYPE OF BUSINESS)
------------------------------------------------------------------------------------------------------------------------------------
 AGPAL BROADCASTING, INC. (OR)                   Loans and Debt Securities             $930       $930        $933       $933
 (radio stations)                                Warrants                                 0          0           0          0
------------------------------------------------------------------------------------------------------------------------------------
 ALLIED CAPITAL LENDING CORPORATION (MD)(1,3,5)  Common Stock (1,244,914 shares)      2,996     11,951       3,802     14,906
 (small business lender)
------------------------------------------------------------------------------------------------------------------------------------
 ALLIED WASTE INDUSTRIES, INC. (AZ)(1)           Loans and Debt Securities                0          0           0          0
 (solid waste collection & removal)              Warrants                                92      1,038          92         92
------------------------------------------------------------------------------------------------------------------------------------
 AMERICAN BARBECUE & GRILL (KS)                  Loans and Debt Securities            1,790      1,790         926        926
 (restaurant)                                    Warrants                                71         71          71         71
------------------------------------------------------------------------------------------------------------------------------------
 ARNOLD MOVING CO. (KY)                          Loans and Debt Securities              298        298         297        297
 (moving/storage firm)                           Warrants                                11         11          11         11
------------------------------------------------------------------------------------------------------------------------------------
 ASW HOLDING CORPORATION (IL)                    Loans and Debt Securities              831        831         829        829
 (steel wool manufacturer)                       Warrants                                53         53          53         53
------------------------------------------------------------------------------------------------------------------------------------
 ATLANTIC HOMES DEVELOPMENT CORP. (VA)           Loans and Debt Securities                0          0         320        320
 (real estate development)                       Warrants                                 0          0           0          0
------------------------------------------------------------------------------------------------------------------------------------
 BELLEFONTE LIME CO. (PA)(3)                     Common Stock (2,869 shares)             16        533          16        104
 (mineral quarry & production)
------------------------------------------------------------------------------------------------------------------------------------
 BROADCAST HOLDINGS, INC. (DC)(3)                Loans and Debt Securities            3,039      2,900       3,215      2,166
 (radio station)
------------------------------------------------------------------------------------------------------------------------------------
 CELEBRITIES, INC. (FL)                          Loans and Debt Securities              414        414         428        428
 (radio station)                                 Warrants                                12         12          12         12
------------------------------------------------------------------------------------------------------------------------------------
 CENTENNIAL MEDIA CORP. (CO)(2)                  Loans and Debt Securities            2,078        725       2,078        900
 (telephone directories)                         Common Stock (1,803 shares)            948          0         948          0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   DECEMBER 31, 1993
------------------------------------------------------------------------------------------------------------------------------------
 COMPANY'S NAME (STATE)                          INVESTMENTS (4)                    COST       VALUE
 (TYPE OF BUSINESS)
------------------------------------------------------------------------------------------------------------------------------------
 AGPAL BROADCASTING, INC. (OR)                   Loans and Debt Securities            $935         $935
 (radio stations)                                Warrants                                0            0
------------------------------------------------------------------------------------------------------------------------------------
 ALLIED CAPITAL LENDING CORPORATION (MD)(1,3,5)  Common Stock (1,244,914 shares)     3,757       18,960
 (small business lender)
------------------------------------------------------------------------------------------------------------------------------------
 ALLIED WASTE INDUSTRIES, INC. (AZ)(1)           Loans and Debt Securities           1,630        1,630
 (solid waste collection & removal)              Warrants                               92           92
------------------------------------------------------------------------------------------------------------------------------------
 AMERICAN BARBECUE & GRILL (KS)                  Loans and Debt Securities               0            0
 (restaurant)                                    Warrants                                0            0
------------------------------------------------------------------------------------------------------------------------------------
 ARNOLD MOVING CO. (KY)                          Loans and Debt Securities             295          295
 (moving/storage firm)                           Warrants                               11           11
------------------------------------------------------------------------------------------------------------------------------------
 ASW HOLDING CORPORATION (IL)                    Loans and Debt Securities           1,362        1,362
 (steel wool manufacturer)                       Warrants                               53           53
------------------------------------------------------------------------------------------------------------------------------------
 ATLANTIC HOMES DEVELOPMENT CORP. (VA)           Loans and Debt Securities               0            0
 (real estate development)                       Warrants                                0            0
------------------------------------------------------------------------------------------------------------------------------------
 BELLEFONTE LIME CO. (PA)(3)                     Common Stock (2,869 shares)            16          150
 (mineral quarry & production)
------------------------------------------------------------------------------------------------------------------------------------
 BROADCAST HOLDINGS, INC. (DC)(3)                Loans and Debt Securities           3,302        2,200
 (radio station)
------------------------------------------------------------------------------------------------------------------------------------
 CELEBRITIES, INC. (FL)                          Loans and Debt Securities             437          437
 (radio station)                                 Warrants                               12           12
------------------------------------------------------------------------------------------------------------------------------------
 CENTENNIAL MEDIA CORP. (CO)(2)                  Loans and Debt Securities           1,645            0
 (telephone directories)                         Common Stock (1,803 shares)           948            0
------------------------------------------------------------------------------------------------------------------------------------





(1) Public company; (2) Interest not being accrued as of September 30, 1995;
(3) May be considered an affiliate; (4) Share information as of September 30, 1995; (5) Non-qualifying asset for BDC purposes as of September 30, 1995.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        SEPTEMBER 30, 1995
                                                                                            (UNAUDITED)       DECEMBER 31, 1994
------------------------------------------------------------------------------------------------------------------------------------
 COMPANY'S NAME (STATE)                   INVESTMENTS (4)                                COST       VALUE      COST       VALUE
 (TYPE OF BUSINESS)
------------------------------------------------------------------------------------------------------------------------------------
 CERATECH CORPORATION (IL)                Loans and Debt Securities                        1,180      1,180     1,180      1,180
 (ceramic plate manufacturer)             Warrants                                             0          0         0          0
------------------------------------------------------------------------------------------------------------------------------------
 CHERRY TREE TOYS, INC. (OH)              Loans and Debt Securities                        1,091      1,091     1,146      1,146
 (direct marketer of woodcrafts)          Common Stock (117 shares)                            1          0         1          0
------------------------------------------------------------------------------------------------------------------------------------
 CITIPOSTAL, INC. (NY)(2)                 Loans and Debt Securities                            0          0       216        216
 (courier network)                        Preferred Stock Series A                             0          0       177        177
                                          Convertible Preferred Stock Series B               289          0       289          0
                                          Common Stock (27 shares)                            71          0       173        103
                                          Warrants                                             0          0         7          7
------------------------------------------------------------------------------------------------------------------------------------
 COAST GAS, INC. (CA)                     Loans and Debt Securities                        2,168      2,168     2,159      2,159
 (courier network)                        Warrants                                           124        124       124        124
------------------------------------------------------------------------------------------------------------------------------------
 CONSUMER HEALTH SERVICES, INC. (CO)      Convertible Preferred Stock (234,583 shares)       116          0       180         54
 (medical/dental consumer info. service)  Common Stock (127,940 shares)                       64          0         0          0
------------------------------------------------------------------------------------------------------------------------------------
 CONTEMPORARY MEDIA (ID)                  Loans and Debt Securities                          586        586       602        602
 (radio stations)                         Warrants                                           204        204       204        204
------------------------------------------------------------------------------------------------------------------------------------
 DEH PRINTED CIRCUITS, INC. (IL)          Loans and Debt Securities                        2,307      2,307     2,287      2,287
 (circuit board manufacturer)             Warrants                                           133        133       133        133
------------------------------------------------------------------------------------------------------------------------------------
 DEVLIEG-BULLARD INC. (CT)(1)             Loans and Debt Securities                        2,134      2,134     2,104      2,104
 (tool manufacturer)                      Warrants                                           275        400       275        275
------------------------------------------------------------------------------------------------------------------------------------
 DMI FURNITURE, INC. (KY)(1)              Convertible Preferred Stock (399,840 shares)       500        279       500        576
 (furniture manufacturer)
------------------------------------------------------------------------------------------------------------------------------------
 DOGLOO, INC. (CA)                        Loans and Debt Securities                        3,335      3,335     3,307      3,307
 (pet products manufacturer)              Warrants                                             0          0       265        265
------------------------------------------------------------------------------------------------------------------------------------
 EDWARDS HEATING & AIR CONDITIONING (GA)  Loans and Debt Securities                        2,306        441     2,306        911
 (heating & air conditioning              Warrants                                            29          0        29          0
   dealer/contractor)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                            DECEMBER 31, 1993
------------------------------------------------------------------------------------------------------------------------------------
 COMPANY'S NAME (STATE)                   INVESTMENTS (4)                                    COST       VALUE
 (TYPE OF BUSINESS)
------------------------------------------------------------------------------------------------------------------------------------
 CERATECH CORPORATION (IL)                Loans and Debt Securities                               0          0
 (ceramic plate manufacturer)             Warrants                                                0          0
------------------------------------------------------------------------------------------------------------------------------------
 CHERRY TREE TOYS, INC. (OH)              Loans and Debt Securities                           1,022      1,022
 (direct marketer of woodcrafts)          Common Stock (117 shares)                              23         23
------------------------------------------------------------------------------------------------------------------------------------
 CITIPOSTAL, INC. (NY)(2)                 Loans and Debt Securities                             216        216
 (courier network)                        Preferred Stock Series A                              177        177
                                          Convertible Preferred Stock Series B                  289         31
                                          Common Stock (27 shares)                              173         75
                                          Warrants                                                7          7
------------------------------------------------------------------------------------------------------------------------------------
 COAST GAS, INC. (CA)                     Loans and Debt Securities                               0          0
 (courier network)                        Warrants                                                0          0
------------------------------------------------------------------------------------------------------------------------------------
 CONSUMER HEALTH SERVICES, INC. (CO)      Convertible Preferred Stock (234,583 shares)          180         54
 (medical/dental consumer info. service)  Common Stock (127,940 shares)                           0          0
------------------------------------------------------------------------------------------------------------------------------------
 CONTEMPORARY MEDIA (ID)                  Loans and Debt Securities                               0          0
 (radio stations)                         Warrants                                                0          0
------------------------------------------------------------------------------------------------------------------------------------
 DEH PRINTED CIRCUITS, INC. (IL)          Loans and Debt Securities                               0          0
 (circuit board manufacturer)             Warrants                                                0          0
------------------------------------------------------------------------------------------------------------------------------------
 DEVLIEG-BULLARD INC. (CT)(1)             Loans and Debt Securities                               0          0
 (tool manufacturer)                      Warrants                                                0          0
------------------------------------------------------------------------------------------------------------------------------------
 DMI FURNITURE, INC. (KY)(1)              Convertible Preferred Stock (399,840 shares)          500      1,040
 (furniture manufacturer)
------------------------------------------------------------------------------------------------------------------------------------
 DOGLOO, INC. (CA)                        Loans and Debt Securities                               0          0
 (pet products manufacturer)              Warrants                                                0          0
------------------------------------------------------------------------------------------------------------------------------------
 EDWARDS HEATING & AIR CONDITIONING (GA)  Loans and Debt Securities                           1,776      1,312
 (heating & air conditioning              Warrants                                               29          0
   dealer/contractor)
------------------------------------------------------------------------------------------------------------------------------------





(1) Public company; (2) Interest not being accrued as of September 30, 1995;
(3) May be considered an affiliate; (4) Share information as of September 30, 1995; (5) Non-qualifying asset for BDC purposes as of September 30, 1995.

------------------------------------------------------------------------------------------------------------------------------------
                                                                       SEPTEMBER 30, 1995      DECEMBER 31, 1994
                                                                           (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
 COMPANY'S NAME (STATE)                  INVESTMENTS (4)                COST       VALUE        COST       VALUE
 (TYPE OF BUSINESS)
------------------------------------------------------------------------------------------------------------------------------------
 ENVIRCO CORP. (NJ)                      Loans and Debt Securities            0          0          32        188
 (clean room equipment manufacturer)     Warrants                             0          0           0          0
------------------------------------------------------------------------------------------------------------------------------------
 ENVIROPLAN, INC. (NJ)                   Loans and Debt Securities        2,443      1,890       2,425      2,425
 (emissions monitoring equipment mfg.)   Warrants                           119          0         120        204
------------------------------------------------------------------------------------------------------------------------------------
 ESQUIRE COMMUNICATIONS, LTD. (NY)(1)    Loans and Debt Securities        2,397      2,397       2,397      2,397
 (court reporters)                       Warrants                             3         36           3          3
------------------------------------------------------------------------------------------------------------------------------------
 FOUNTAINHEAD TECHNOLOGIES, INC. (RI)    Loans and Debt Securities        1,180      1,180       1,180      1,180
 (non-chlorine water purification sys.)  Warrants                             0          0           0          0
------------------------------------------------------------------------------------------------------------------------------------
 GARDEN RIDGE CORP. (TX)                 Loans and Debt Securities            0          0       3,302      3,302
 (home decorating and craft products)    Common Stock (61,241 shares)       687      3,469         761      1,236
                                         Warrants                           112      1,455         112        145
------------------------------------------------------------------------------------------------------------------------------------
 GATEWAY HEALTHCARE CORP. (VA)           Loans and Debt Securities          853        853         853        853
 (medical/supplies distributor)          Convertible Preferred Stock
                                         (10,725 shares)                    497         42         497         42
                                         Warrants                             2          0           2          0
------------------------------------------------------------------------------------------------------------------------------------
 GENOA MINE ACQUISITION CORP. (OH)(3)    Capital Stock (20 shares)           44        533          44         44
 (limestone mining)
------------------------------------------------------------------------------------------------------------------------------------
 GLOBAL SOFTWARE INC. (NC)               Loans and Debt Securities        1,664      1,664       1,662      1,662
 (accounting software development)       Warrants                            19        626          19         19
------------------------------------------------------------------------------------------------------------------------------------
 GRANT BROADCASTING SYSTEMS II (FL)      Loans and Debt Securities        1,072      1,072       1,064      1,064
 (television stations)                   Warrants                            78        448          78         78
------------------------------------------------------------------------------------------------------------------------------------
 HIGH PLAINS CABLEVISION (TX)            Loans and Debt Securities            0          0         129        129
 (cable television)                      Warrants                             0          0          14         14
------------------------------------------------------------------------------------------------------------------------------------
 HOUSTON FOODS COMPANY (IL)              Loans and Debt Securities            0          0           0          0
 (seasonal gift packages)                Convertible Preferred Stock          0          0           0          0
                                         Warrants                             0          0           0          0
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                       DECEMBER 31, 1993
------------------------------------------------------------------------------------------------------------------------------------
 COMPANY'S NAME (STATE)                  INVESTMENTS (4)                COST        VALUE
 (TYPE OF BUSINESS)
------------------------------------------------------------------------------------------------------------------------------------
 ENVIRCO CORP. (NJ)                      Loans and Debt Securities         700          700
 (clean room equipment manufacturer)     Warrants                           32           32
------------------------------------------------------------------------------------------------------------------------------------
 ENVIROPLAN, INC. (NJ)                   Loans and Debt Securities       1,906        1,906
 (emissions monitoring equipment mfg.)   Warrants                           60           60
------------------------------------------------------------------------------------------------------------------------------------
 ESQUIRE COMMUNICATIONS, LTD. (NY)(1)    Loans and Debt Securities           0            0
 (court reporters)                       Warrants                            0            0
------------------------------------------------------------------------------------------------------------------------------------
 FOUNTAINHEAD TECHNOLOGIES, INC. (RI)    Loans and Debt Securities           0            0
 (non-chlorine water purification sys.)  Warrants                            0            0
------------------------------------------------------------------------------------------------------------------------------------
 GARDEN RIDGE CORP. (TX)                 Loans and Debt Securities       1,821        1,821
 (home decorating and craft products)    Common Stock (61,241 shares)      387          387
                                         Warrants                          112          112
------------------------------------------------------------------------------------------------------------------------------------
 GATEWAY HEALTHCARE CORP. (VA)           Loans and Debt Securities         701          692
 (medical/supplies distributor)          Convertible Preferred Stock
                                         (10,725 shares)                   650          199
                                         Warrants                            2            0
------------------------------------------------------------------------------------------------------------------------------------
 GENOA MINE ACQUISITION CORP. (OH)(3)    Capital Stock (20 shares)          44            0
 (limestone mining)
------------------------------------------------------------------------------------------------------------------------------------
 GLOBAL SOFTWARE INC. (NC)               Loans and Debt Securities           0            0
 (accounting software development)       Warrants                            0            0
------------------------------------------------------------------------------------------------------------------------------------
 GRANT BROADCASTING SYSTEMS II (FL)      Loans and Debt Securities       1,045        1,045
 (television stations)                   Warrants                           78           78
------------------------------------------------------------------------------------------------------------------------------------
 HIGH PLAINS CABLEVISION (TX)            Loans and Debt Securities         142          142
 (cable television)                      Warrants                           14           14
------------------------------------------------------------------------------------------------------------------------------------
 HOUSTON FOODS COMPANY (IL)              Loans and Debt Securities         126          126
 (seasonal gift packages)                Convertible Preferred Stock         7          152
                                         Warrants                            3           89
------------------------------------------------------------------------------------------------------------------------------------





(1) Public company; (2) Interest not being accrued as of September 30, 1995;
(3) May be considered an affiliate; (4) Share information as of September 30, 1995; (5) Non-qualifying asset for BDC purposes as of September 30, 1995.

------------------------------------------------------------------------------------------------------------------------------------
                                                                       SEPTEMBER 30, 1995      DECEMBER 31, 1994
                                                                           (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
 COMPANY'S NAME (STATE)              INVESTMENTS (4)                    COST       VALUE        COST       VALUE
 (TYPE OF BUSINESS)
------------------------------------------------------------------------------------------------------------------------------------
 INNOTECH, INC. (VA)                 Warrants                                29         29          29         29
 (bifocal lens manufacturer)
------------------------------------------------------------------------------------------------------------------------------------
 ISOTECHNOLOGIES, INC. (NC)          Convertible Debt Securities            602        602         609        609
 (orthopedic equipment)
------------------------------------------------------------------------------------------------------------------------------------
 JACKSON PRODUCTS, INC. (MI)         Loans and Debt Securities                0          0         856        856
 (safety equipment manufacturer)     Common Stock                             0          0         230        303
------------------------------------------------------------------------------------------------------------------------------------
 JARAD BROADCASTING (NY)             Loans and Debt Securities                0          0           0          0
 (radio station)                     Warrants                                 0          0           0          0
------------------------------------------------------------------------------------------------------------------------------------
 JUNE BROADCASTING (NJ)              Loans and Debt Securities                0          0           0          0
 (radio station)                     Warrants                                58      1,680          58        582
------------------------------------------------------------------------------------------------------------------------------------
 KIRKER ENTERPRISES (NJ)             Loans and Debt Securities            2,131      2,131           0          0
 (chemical manufacturer)             Warrants                               203        203           0          0
------------------------------------------------------------------------------------------------------------------------------------
 LOVE MORTGAGE CO. (DC)              Loans and Debt Securities              736        736         736        736
 (real estate mortgages)             Convertible Debentures                   0          0           0          0
                                     Warrants                               200          0         200          0
------------------------------------------------------------------------------------------------------------------------------------
 MARKINGS & EQUIPMENT CORP. (FL)(2)  Loans and Debt Securities                0          0           0          0
 (highway striping)                  Warrants                                 0          0           0          0
------------------------------------------------------------------------------------------------------------------------------------
 MASTER POWER, INC. (MD)             Loans and Debt Securities              286        286         285        285
 (power tool manufacturer)           Preferred Stock (37,097 shares)          7          7           7          7
                                     Warrants                                 4          4           4          4
------------------------------------------------------------------------------------------------------------------------------------
 MAXTEC INTERNATIONAL CORP. (IL)     Loans and Debt Securities                0          0          85         85
 (electronic test instruments)       Warrants                                 0          0           7          7
------------------------------------------------------------------------------------------------------------------------------------
 MEDIFIT OF AMERICA, INC. (NJ)       Loans and Debt Securities              895        895       1,584      1,584
 (physical rehabilitation)           Warrants                                93          0          93          0
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                       DECEMBER 31, 1993
------------------------------------------------------------------------------------------------------------------------------------
 COMPANY'S NAME (STATE)              INVESTMENTS (4)                    COST       VALUE
 (TYPE OF BUSINESS)
------------------------------------------------------------------------------------------------------------------------------------
 INNOTECH, INC. (VA)                 Warrants                               29           29
 (bifocal lens manufacturer)
------------------------------------------------------------------------------------------------------------------------------------
 ISOTECHNOLOGIES, INC. (NC)          Convertible Debt Securities           580          435
 (orthopedic equipment)
------------------------------------------------------------------------------------------------------------------------------------
 JACKSON PRODUCTS, INC. (MI)         Loans and Debt Securities             839          839
 (safety equipment manufacturer)     Common Stock                          173          173
------------------------------------------------------------------------------------------------------------------------------------
 JARAD BROADCASTING (NY)             Loans and Debt Securities           2,111        2,111
 (radio station)                     Warrants                               73           73
------------------------------------------------------------------------------------------------------------------------------------
 JUNE BROADCASTING (NJ)              Loans and Debt Securities           1,346        1,346
 (radio station)                     Warrants                               58           58
------------------------------------------------------------------------------------------------------------------------------------
 KIRKER ENTERPRISES (NJ)             Loans and Debt Securities               0            0
 (chemical manufacturer)             Warrants                                0            0
------------------------------------------------------------------------------------------------------------------------------------
 LOVE MORTGAGE CO. (DC)              Loans and Debt Securities             732          732
 (real estate mortgages)             Convertible Debentures                197          197
                                     Warrants                              205           19
------------------------------------------------------------------------------------------------------------------------------------
 MARKINGS & EQUIPMENT CORP. (FL)(2)  Loans and Debt Securities           1,613          975
 (highway striping)                  Warrants                                0            0
------------------------------------------------------------------------------------------------------------------------------------
 MASTER POWER, INC. (MD)             Loans and Debt Securities             348          348
 (power tool manufacturer)           Preferred Stock (37,097 shares)         7            7
                                     Warrants                                4            4
------------------------------------------------------------------------------------------------------------------------------------
 MAXTEC INTERNATIONAL CORP. (IL)     Loans and Debt Securities             161          161
 (electronic test instruments)       Warrants                                7            7
------------------------------------------------------------------------------------------------------------------------------------
 MEDIFIT OF AMERICA, INC. (NJ)       Loans and Debt Securities           1,501        1,501
 (physical rehabilitation)           Warrants                               93           93
------------------------------------------------------------------------------------------------------------------------------------





(1) Public company; (2) Interest not being accrued as of September 30, 1995;
(3) May be considered an affiliate; (4) Share information as of September 30, 1995; (5) Non-qualifying asset for BDC purposes as of September 30, 1995.

                                                                               SEPTEMBER 30, 1995      DECEMBER 31, 1994
                                                                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
 COMPANY'S NAME (STATE)                    INVESTMENTS (4)                      COST       VALUE        COST       VALUE
 (TYPE OF BUSINESS)
------------------------------------------------------------------------------------------------------------------------------------
 MILL-IT STRIPING (FL)                     Loans and Debt Securities                125        125         125        125
 (highway paint striping)                  Warrants                                 125          0         125        125
------------------------------------------------------------------------------------------------------------------------------------
 MIDVIEW ASSOCIATES (VA)                   Loans and Debt Securities                282        282           0          0
 (real estate development)                 Warrants                                   0          0           0          0
------------------------------------------------------------------------------------------------------------------------------------
 MLX/SINTERMET CORP. (GA)(1)               Common Stock (5,835 shares-MLX)          241         61         241         24
 (friction materials manufacturer)
------------------------------------------------------------------------------------------------------------------------------------
 MONTGOMERY TANK LINES (FL)                Common Stock                               0          0           0          0
 (tank truck carrier)                      Warrants                                   0          0           0          0
------------------------------------------------------------------------------------------------------------------------------------
 NOBEL EDUCATION DYNAMICS (PA)(1)          Loans and Debt Securities              2,250      2,250           0          0
 (education)                               Preferred Stock (398,936 shares)         750      1,047           0          0
                                           Warrants                                   0        345           0          0
------------------------------------------------------------------------------------------------------------------------------------
 OLD MILL HOLDINGS, INC. (NY)              Loans and Debt Securities                657        657         545        545
 (custom embroidery of apparel)            Warrants                                  45          0          35         35
------------------------------------------------------------------------------------------------------------------------------------
 PALMER CORPORATION (NJ)                   Preferred Stock (200,000 shares)         200        100         200        100
 (video stores)
------------------------------------------------------------------------------------------------------------------------------------
 PIATL HOLDINGS, INC. (NJ)(3)              Loans and Debt Securities                167        167         148        148
 (environmental consulting)                Preferred Stock (36 shares)              267         44         267        106
                                           Common Stock (36 shares)                   0          0           0          0
------------------------------------------------------------------------------------------------------------------------------------
 POLYFLEX/B & L HOLDINGS (MS)              Loans and Debt Securities                529        533         665        665
 (plastic bag manufacturer)                Warrants                                  28        486          28        487
------------------------------------------------------------------------------------------------------------------------------------
 PROVIDENTIAL CORPORATION (CA)(1)          Common Stock (52,794 shares)           1,000        211       1,000        211
 (shared appreciation reverse mortgages)
------------------------------------------------------------------------------------------------------------------------------------
 RADIO ONE (GA)                            Loans and Debt Securities              2,280      2,280           0          0
 (radio stations)                          Warrants                                   0          0           0          0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                               DECEMBER 31, 1993
------------------------------------------------------------------------------------------------------------------------------------
 COMPANY'S NAME (STATE)                    INVESTMENTS (4)                      COST       VALUE
 (TYPE OF BUSINESS)
------------------------------------------------------------------------------------------------------------------------------------
 MILL-IT STRIPING (FL)                     Loans and Debt Securities                 0            0
 (highway paint striping)                  Warrants                                  0            0
------------------------------------------------------------------------------------------------------------------------------------
 MIDVIEW ASSOCIATES (VA)                   Loans and Debt Securities                 0            0
 (real estate development)                 Warrants                                  0            0
------------------------------------------------------------------------------------------------------------------------------------
 MLX/SINTERMET CORP. (GA)(1)               Common Stock (5,835 shares-MLX)         241           31
 (friction materials manufacturer)
------------------------------------------------------------------------------------------------------------------------------------
 MONTGOMERY TANK LINES (FL)                Common Stock                             62           92
 (tank truck carrier)                      Warrants                                 46          346
------------------------------------------------------------------------------------------------------------------------------------
 NOBEL EDUCATION DYNAMICS (PA)(1)          Loans and Debt Securities                 0            0
 (education)                               Preferred Stock (398,936 shares)          0            0
                                           Warrants                                  0            0
------------------------------------------------------------------------------------------------------------------------------------
 OLD MILL HOLDINGS, INC. (NY)              Loans and Debt Securities                 0            0
 (custom embroidery of apparel)            Warrants                                  0            0
------------------------------------------------------------------------------------------------------------------------------------
 PALMER CORPORATION (NJ)                   Preferred Stock (200,000 shares)        200          100
 (video stores)
------------------------------------------------------------------------------------------------------------------------------------
 PIATL HOLDINGS, INC. (NJ)(3)              Loans and Debt Securities               293          393
 (environmental consulting)                Preferred Stock (36 shares)             266            0
                                           Common Stock (36 shares)                  0            0
------------------------------------------------------------------------------------------------------------------------------------
 POLYFLEX/B & L HOLDINGS (MS)              Loans and Debt Securities               813          813
 (plastic bag manufacturer)                Warrants                                 28          506
------------------------------------------------------------------------------------------------------------------------------------
 PROVIDENTIAL CORPORATION (CA)(1)          Common Stock (52,794 shares)          1,000          277
 (shared appreciation reverse mortgages)
------------------------------------------------------------------------------------------------------------------------------------
 RADIO ONE (GA)                            Loans and Debt Securities                 0            0
 (radio stations)                          Warrants                                  0            0
------------------------------------------------------------------------------------------------------------------------------------





(1) Public company; (2) Interest not being accrued as of September 30, 1995;
(3) May be considered an affiliate; (4) Share information as of September 30, 1995; (5) Non-qualifying asset for BDC purposes as of September 30, 1995.

                                                                                         SEPTEMBER 30, 1995    DECEMBER 31, 1994
                                                                                             (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
 COMPANY'S NAME (STATE)                         INVESTMENTS (4)                           COST       VALUE      COST       VALUE
 (TYPE OF BUSINESS)
------------------------------------------------------------------------------------------------------------------------------------
 R-TEX DECORATIVES COMPANY, INC. (PA)           Loans and Debt Securities                     905        905       902        902
 (decorative ribbon manufacturer)               Warrants                                       32          0        32         32
------------------------------------------------------------------------------------------------------------------------------------
 SALTON/MAXIM HOUSEWARES, INC. (IL)(1,2)        Loans and Debt Securities                       0          0         0          0
 (small appliance distributor)                  Common Stock                                    0          0         0          0
------------------------------------------------------------------------------------------------------------------------------------
 SPA LENDING CORPORATION (DC)(3)                Preferred Stock Series A (5,578 shares)       398        398       398        398
 (health spas)                                  Preferred Stock Series B (8,755 shares)       506        424       506        506
                                                Preferred Stock Series C (14,092 shares)    1,680          0     1,680        632
                                                Common Stock (6,208 shares)                   413          0       413          0
------------------------------------------------------------------------------------------------------------------------------------
 SUNSTATES REFRIGERATED SERVICES, INC. (GA)(3)  Loans and Debt Securities                   2,778      2,778     2,799      2,799
 (cold food storage)                            Preferred Stock (43,884 shares)               193        193       204        204
                                                Common Stock (163 shares)                     145        145       145        137
------------------------------------------------------------------------------------------------------------------------------------
 TACO TICO, INC. (KS)(2)                        Loans and Debt Securities                   1,189        382     1,188        382
 (Mexican fast food restaurant)                 Warrants                                       28          0        28          0
------------------------------------------------------------------------------------------------------------------------------------
 TIMBERCREEK COMPANY (NY)(3)                    Loans and Debt Securities                   2,248      2,248     1,537      1,537
 (archery equipment)                            Common Stock                                    0          0        17          0
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL FOAM, INC. (CT)(2,3)                     Loans and Debt Securities                   1,744        174     1,744        174
 (packaging systems)                            Common Stock (910 shares)                      57          0        57          0
------------------------------------------------------------------------------------------------------------------------------------
 TPG HOLDINGS, INC. (TX)                        Loans and Debt Securities                   2,179      2,179     2,407      2,407
 (commercial banking software development)      Warrants                                       13      2,120        13      2,120
------------------------------------------------------------------------------------------------------------------------------------
 TOWER BROADCASTING (MN)                        Loans and Debt Securities                       0          0         0          0
 (radio station)                                Warrants                                        0          0         0          0
------------------------------------------------------------------------------------------------------------------------------------
 VISTECH CORPORATION (FL)                       Loans and Debt Securities                       0          0         0          0
 (computer vision products)                     Warrants                                        0          0         0          0
------------------------------------------------------------------------------------------------------------------------------------
 VISU-COM, INC. (MD)(3)                         Loans and Debt Securities                   2,248      1,500     2,244      1,500
 (visual communications products)               Preferred Stock                                 0          0         0          0
                                                Common Stock (270 shares)                     277          0       277          0
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            DECEMBER 31, 1993

------------------------------------------------------------------------------------------------------------------------------------
 COMPANY'S NAME (STATE)                         INVESTMENTS (4)                               COST       VALUE
 (TYPE OF BUSINESS)
------------------------------------------------------------------------------------------------------------------------------------
 R-TEX DECORATIVES COMPANY, INC. (PA)           Loans and Debt Securities                        0            0
 (decorative ribbon manufacturer)               Warrants                                         0            0
------------------------------------------------------------------------------------------------------------------------------------
 SALTON/MAXIM HOUSEWARES, INC. (IL)(1,2)        Loans and Debt Securities                      250          125
 (small appliance distributor)                  Common Stock                                     0          118
------------------------------------------------------------------------------------------------------------------------------------
 SPA LENDING CORPORATION (DC)(3)                Preferred Stock Series A (5,578 shares)          0            0
 (health spas)                                  Preferred Stock Series B (8,755 shares)          0            0
                                                Preferred Stock Series C (14,092 shares)         0            0
                                                Common Stock (6,208 shares)                      0            0
------------------------------------------------------------------------------------------------------------------------------------
 SUNSTATES REFRIGERATED SERVICES, INC. (GA)(3)  Loans and Debt Securities                    2,234        2,234
 (cold food storage)                            Preferred Stock (43,884 shares)                  0            0
                                                Common Stock (163 shares)                       35            0
------------------------------------------------------------------------------------------------------------------------------------
 TACO TICO, INC. (KS)(2)                        Loans and Debt Securities                    1,188          199
 (Mexican fast food restaurant)                 Warrants                                        28            0
------------------------------------------------------------------------------------------------------------------------------------
 TIMBERCREEK COMPANY (NY)(3)                    Loans and Debt Securities                      762          762
 (archery equipment)                            Common Stock                                    17           17
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL FOAM, INC. (CT)(2,3)                     Loans and Debt Securities                    1,570          369
 (packaging systems)                            Common Stock (910 shares)                       57            0
------------------------------------------------------------------------------------------------------------------------------------
 TPG HOLDINGS, INC. (TX)                        Loans and Debt Securities                    1,463        1,463
 (commercial banking software development)      Warrants                                        13        2,120
------------------------------------------------------------------------------------------------------------------------------------
 TOWER BROADCASTING (MN)                        Loans and Debt Securities                      358          358
 (radio station)                                Warrants                                        19           19
------------------------------------------------------------------------------------------------------------------------------------
 VISTECH CORPORATION (FL)                       Loans and Debt Securities                        7            0
 (computer vision products)                     Warrants                                         8            0
------------------------------------------------------------------------------------------------------------------------------------
 VISU-COM, INC. (MD)(3)                         Loans and Debt Securities                    2,239        1,270
 (visual communications products)               Preferred Stock                                224            0
                                                Common Stock (270 shares)                       54            0
------------------------------------------------------------------------------------------------------------------------------------


(1) Public company; (2) Interest not being accrued as of September 30, 1995;
(3) May be considered an affiliate; (4) Share information as of September 30, 1995; (5) Non-qualifying asset for BDC purposes as of September 30, 1995.

                                                                  SEPTEMBER 30, 1995      DECEMBER 31, 1994     DECEMBER 31,  1993
                                                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
 COMPANY'S NAME (STATE)              INVESTMENTS (4)               COST       VALUE        COST       VALUE      COST       VALUE
 (TYPE OF BUSINESS)
------------------------------------------------------------------------------------------------------------------------------------
 WEATHERTECH DISTRIBUTING CO. (AL)   Loans and Debt Securities          84         84         169        169        259          259
 (HVAC wholesale distributor)        Warrant                            14        960          14        960         14          440
------------------------------------------------------------------------------------------------------------------------------------
 WEST VIRGINIA RADIO CORP. (WV)      Loans and Debt Securities         582        582         599        599        599          599
 (radio station)                     Warrants                          200          0         200         78        200          200
------------------------------------------------------------------------------------------------------------------------------------
 WILLIAMS BROTHERS LUMBER (GA)       Loans and Debt Securities         830        830         378        378        376          376
 (builders' supply yards)            Warrants                           15      1,614          15      2,017         15        1,004
------------------------------------------------------------------------------------------------------------------------------------
 WINCAPP BROADCASTING INC. (PA)      Debt Securities                   694        694         690        690        692          692
 (radio station)                     Warrants                           23         23          23         23         23           23
------------------------------------------------------------------------------------------------------------------------------------
 Z-SPANISH RADIO NETWORK (CA)        Loans and Debt Securities       2,983      2,983       2,606      2,606          0            0
 (radio station)                     Warrants                            3          3           2          2          0            0
------------------------------------------------------------------------------------------------------------------------------------
 SUBTOTAL                                                          $78,313    $87,984     $75,838    $81,773    $52,447      $61,962
====================================================================================================================================


(1) Public company; (2) Interest not being accrued as of September 30, 1995;
(3) May be considered an affiliate; (4) Share information as of September 30, 1995; (5) Non-qualifying asset for BDC purposes as of September 30, 1995.

------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF LOANS TO AND INVESTMENTS IN
SMALL BUSINESS CONCERNS
(dollars in thousands)
                                                       SEPTEMBER 30, 1995        DECEMBER 31, 1994        DECEMBER 31, 1993
                                                          (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
 LOANS WITH NO EQUITY                                      COST        VALUE        COST        VALUE        COST        VALUE
 (TYPE OF BUSINESS) (a)
------------------------------------------------------------------------------------------------------------------------------------
 Accounting Services (1 Loan)                              $179         $179        $182         $182        $186         $186
------------------------------------------------------------------------------------------------------------------------------------
 Adult Care Facility (2 Loans)                            1,936        1,936         606          527         424          424
------------------------------------------------------------------------------------------------------------------------------------
 Asbestos Removal                                             0            0          16            0          27           22
------------------------------------------------------------------------------------------------------------------------------------
 Auto Repair Shops (11 Loans)                             1,590        1,519       1,729        1,675       1,926        1,926
------------------------------------------------------------------------------------------------------------------------------------
 Chemical Manufacturer (1 Loan)                               6            6           4            4           7            7
------------------------------------------------------------------------------------------------------------------------------------
 Clean Room Equipment Manufacturer (1 Loan)                  66            0           0            0           0            0
------------------------------------------------------------------------------------------------------------------------------------
 Coin Laundromats                                             0            0          77           77          92           92
------------------------------------------------------------------------------------------------------------------------------------
 Computer Hardware & Software Distributor                     0            0           0            0         207          207
------------------------------------------------------------------------------------------------------------------------------------
 Contract Nursing Agency (1 Loan)                           159           50           0            0         159           79
------------------------------------------------------------------------------------------------------------------------------------
 Doughnut Shops (4 Loans)                                   735          735         690          690       1,451        1,451
------------------------------------------------------------------------------------------------------------------------------------
 Drycleaners (1 Loan)                                       133          133         149          149         252          252
------------------------------------------------------------------------------------------------------------------------------------
 Federal Government Contractors (1 Loan)                    207          104         207          207           0            0
------------------------------------------------------------------------------------------------------------------------------------
 Fried Chicken Restaurants (2 Loans)                      1,436        1,436       1,563        1,563       1,712        1,712
------------------------------------------------------------------------------------------------------------------------------------
 Gas Stations (1 Loan)                                      363          363         364          364         368          368
------------------------------------------------------------------------------------------------------------------------------------
 Grocery Stores (1 Loan)                                    170          170         177          177         573          573
------------------------------------------------------------------------------------------------------------------------------------
 Health Spas                                                  0            0           0            0       2,333          988
------------------------------------------------------------------------------------------------------------------------------------
 Hotels/Motels (6 Loans)                                  9,077        9,077       9,157        8,505       6,941        6,280
------------------------------------------------------------------------------------------------------------------------------------
 Hotel In-room Services                                       0            0           0            0         685          685
------------------------------------------------------------------------------------------------------------------------------------
 Limestone Mining (1 Loan)                                  834        1,310         939          939           0            0
------------------------------------------------------------------------------------------------------------------------------------
 Liquor Store (1 Loan)                                      531          531         535          535         539          539
------------------------------------------------------------------------------------------------------------------------------------
 Pizza Shops (24 Loans)                                   1,390          745       2,117        1,936       2,946        2,332
------------------------------------------------------------------------------------------------------------------------------------
 Publishing Company                                           0            0       1,000        1,000           0            0
------------------------------------------------------------------------------------------------------------------------------------
 Radio Stations (10 Loans)                               11,408       11,408      10,786       10,749       9,905        9,836
------------------------------------------------------------------------------------------------------------------------------------
 Restaurants                                                  0            0           0            0          28           28
------------------------------------------------------------------------------------------------------------------------------------
 Retail Shops (1 Loan)                                      529        1,068         544        1,083           0            0
------------------------------------------------------------------------------------------------------------------------------------
 Small Appliances Distributor (1 Loan)                      250          250         250          250           0            0
------------------------------------------------------------------------------------------------------------------------------------
 Telephone Directories (1 Loan)                           1,000        1,000           0            0          50           50
------------------------------------------------------------------------------------------------------------------------------------
 Television Station (1 Loan)                                125          125         125          125       1,125        1,125
------------------------------------------------------------------------------------------------------------------------------------

(a)  Number of loans as of September 30, 1995.

                                                       SEPTEMBER 30, 1995        DECEMBER 31, 1994        DECEMBER 31, 1993
                                                          (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
 LOANS WITH NO EQUITY                                      COST        VALUE        COST        VALUE        COST        VALUE
 (TYPE OF BUSINESS) (a)
------------------------------------------------------------------------------------------------------------------------------------
 Tobacco Shop                                                 0            0           0            0         154          154
------------------------------------------------------------------------------------------------------------------------------------
 Travel Agency (1 Loan)                                     138           69         138           69         138          138
------------------------------------------------------------------------------------------------------------------------------------
 Video Store                                                  0            0           0            0          18           18
------------------------------------------------------------------------------------------------------------------------------------
 Warehouse                                                    0            0           0            0          40           40
------------------------------------------------------------------------------------------------------------------------------------
 Wholesale Food Distributor (1 Loan)                        232          232         232          232           0            0
------------------------------------------------------------------------------------------------------------------------------------
 Yogurt Shops (3 Loans)                                     296          296         363          363         449          449
------------------------------------------------------------------------------------------------------------------------------------
 SUBTOTAL                                               $32,790      $32,742(b)  $31,950      $31,401     $32,735      $29,961
------------------------------------------------------------------------------------------------------------------------------------
 OTHER INVESTMENT ASSETS
------------------------------------------------------------------------------------------------------------------------------------
 Pledged repurchase agreements                             $865         $865      $1,217       $1,217      $1,342       $1,342
------------------------------------------------------------------------------------------------------------------------------------
 Other investment assets                                  2,012          228       2,053          635       1,700        1,365
------------------------------------------------------------------------------------------------------------------------------------
 SUBTOTAL                                                $2,877       $1,093      $3,270       $1,852      $3,042       $2,707
------------------------------------------------------------------------------------------------------------------------------------
 GRAND TOTAL                                           $113,980     $121,819    $111,058     $115,026     $88,224      $94,630
------------------------------------------------------------------------------------------------------------------------------------


(a) Number of loans as of September 30, 1995; (b) Includes 3 loans totaling $5,191 which are non-qualifying assets for BDC purposes at September 30, 1995.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED STATEMENT OF LOANS TO
                   AND INVESTMENTS IN SMALL BUSINESS CONCERNS
      As of September 30, 1995 (unaudited) and December 31, 1994 and 1993


A.        COMPANIES HOLDING LOANS AND INVESTMENTS

The loans and other investments listed are held by the Company and its wholly owned subsidiaries.

B.        LOANS AND DEBT SECURITIES

The loans and debt securities included in investments bear interest at an annual rate ranging from 4 percent to 16.75 percent, and are generally payable in installments with final maturities from five to twenty years from date of issue. At September 30, 1995, of the aggregate cost of investments of $113,980,000, investments totaling approximately $9,519,000 are not accruing interest.

C.        VALUATION AS DETERMINED BY THE BOARD OF DIRECTORS

Loans and debt securities, which are not publicly traded, and warrants and stocks for which there is no public market are valued based on collateral, the ability to make payments, the earnings of the investee and other pertinent factors. The values assigned are considered to be amounts which could be realized in the normal course of business or from an orderly sale or other disposition of the investments.

In the normal course of business, loans and debt securities are held to maturity, and the amount realized, in addition to interest, is the face value, which equals or exceeds cost.

Common stock investments that are traded on the over-the-counter market have been valued at the prevailing bid price, less a discount where appropriate.

D.        RESTRICTED SECURITIES

The portfolios of the Company and its subsidiaries consist primarily of securities issued by privately held companies. The major portion of the assets of the Company and its subsidiaries consists of securities that are subject to restrictions on the resale or are otherwise illiquid. A majority of the securities held by the Company cannot be sold to the public without registration under the Securities Act of 1933.

In connection with the Company's investments in securities with publicly traded companies, the securities held with the following companies are subject to restrictions on their sale: Allied Capital Lending Corporation;
DeVlieg-Bullard, Inc.; DMI Furniture, Inc.; Garden Ridge Corporation; MLX/SinterMet Corp.; Nobel Education Dynamics; Esquire Communications, Ltd. and Providential Corporation.

E.        DIVERSIFICATION OF LOANS AND INVESTMENTS

The following industries represent 5 percent or more of the total value of the loans and investments outstanding at the dates indicated:

-----------------------------------------------------------------------------------------------------------------------------------
                                     September 30,                   December 31,
                                     -------------             -------------------------
                                          1995                  1994      1993      1992
                                          ----                  ----      ----      ----
 Restaurants                               *                      *         *         7%
 Hotels and Motels                         7%                     7%        7%       10%
 Manufacturing                            16%                    12%        6%        *
 Pizza Shops                               *                      *         *         5%
 Radio Stations                           20%                    17%       20%       12%
 Registered Investment Company            10%                    13%       19%        *
 Software Development                      5%                     5%        *         *

 * Less than 5%.
-----------------------------------------------------------------------------------------------------------------------------------


F.        NET UNREALIZED APPRECIATION (DEPRECIATION)

The net unrealized appreciation (depreciation) for all securities based on cost for Federal income tax purposes is as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               September 30,        December 31,
(in thousands)                                                                                     1995                  1994
                                                                                               -------------        ------------
Aggregate gross unrealized appreciation in which there is an excess of value over cost             $ 22,625             $14,036
Aggregate gross unrealized depreciation in which there is an excess of cost over value              (17,061)            (15,191)
                                                                                                    --------            --------
    Net unrealized appreciation (depreciation)                                                     $  5,564             $(1,155)
                                                                                                   ========             ========
-----------------------------------------------------------------------------------------------------------------------------------


The aggregate cost of securities for federal income tax purposes was $115,212,000 and $113,323,000 at September 30, 1995 and December 31, 1994,
respectively.

REPORT OF INDEPENDENT ACCOUNTANTS



The Board of Directors and Shareholders
Allied Capital Corporation




        We have audited the consolidated statement of financial position of Allied Capital Corporation and its wholly owned subsidiaries as of December 31, 1994 and 1993, including the consolidated statement of loans to and investments in small business concerns as of December 31, 1994, and the related consolidated statements of operations, cash flows, and changes in net assets for each of the three years in the period ended December 31, 1994, and the selected per share data presented as financial highlights for each of the five years in the period ended December 31, 1994. These financial statements and per share data are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data based on our audits.



          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included the examination or confirmation of securities owned at December 31, 1994 and 1993. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



          In our opinion, the financial statements and selected per share data referred to above present fairly, in all material respects, the financial position of Allied Capital Corporation and its wholly owned subsidiaries as of December 31, 1994 and 1993, and the consolidated results of their operations, cash flows, and changes in net assets for each of the three years in the period ended December 31, 1994, and the selected per share data for each of the five years in the period ended December 31, 1994 in conformity with generally accepted accounting principles.



          As explained in Note 1, the consolidated financial statements include securities valued at $115,026,000 as of December 31, 1994 and $94,630,000 as of December 31, 1993, (85 percent and 70 percent, respectively, of total assets) whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at its estimate of value of such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.



MATTHEWS, CARTER AND BOYCE



McLean, Virginia
February 10, 1995

======================================================                ================================================
    No dealer, salesman or other person has been
 authorized to give any information or to make any                                    883,665 SHARES
 representations not contained in this Prospectus in
 connection with the offer contained herein, and, if
 given or made, such information or representation                                    ALLIED CAPITAL
 must not be relied upon as having been authorized by                                  CORPORATION
 the Company, the Company's investment adviser or any
 underwriter.  This Prospectus does not constitute an                                  COMMON STOCK
 offer of any securities other than those to which it
 relates or an offer to sell, or a solicitation of an
 offer to buy, to any person in any jurisdiction
 where such an offer or solicitation would be
 unlawful.


                                                                                      -------------


                                                                                        PROSPECTUS
                -----------------------                                             ________ __, 199_

                                                                                      -------------




======================================================                ================================================


                           ALLIED CAPITAL CORPORATION
                           HIGHLIGHTS OF THE OFFERING




ALLIED CAPITAL CORPORATION (the "Company") is issuing to its existing stockholders non-transferable rights ("Subscription Rights") which entitle the holders thereof to purchase new shares of the Company at a discounted price to the Company's market price. Each stockholder will be issued one Subscription Right for each share of the Company held as of January 22, 1996, the Record Date. Each seven Subscription Rights will entitle stockholders to purchase one new share of the Company's common stock (1-for-7) at a discounted price.



EXCLUSIVE OPPORTUNITY TO PURCHASE NEW SHARES AT A DISCOUNT TO THE CURRENT MARKET VALUE



The pricing structure provides current stockholders with a unique and exclusive opportunity to purchase additional shares of the Company's stock at 95% of the average of the last reported sales price of a share of the Company's common stock on the Nasdaq National Market on the Pricing Date and the four preceding business days. This pricing formula guarantees the stockholder a subscription price below the then-current market price. See the dilution section in the prospectus for more information. The Company expects that there will be no dilution to the Company's net asset value because the Company's shares have historically traded, and continue to trade as of the date of this Prospectus, at a premium to the last reported net asset value. Stockholders who choose not to participate in the offer, however should expect to own a smaller proportional interest in the Company following the expiration of the offer.



INCREMENTAL PROCEEDS MAY REDUCE EXPENSE RATIO AND INCREASE STOCK LIQUIDITY



Proceeds from a well-subscribed offering may reduce the Company's expense ratio, thus benefiting both participating and non-participating stockholders. Additional shares issued as a result of the completion of the rights offering may also increase the liquidity of the shares.



INVESTMENT ADVISER WITH AN ESTABLISHED TRACK RECORD IN MANAGING THE COMPANY



The Company's investment adviser is Allied Capital Advisers, Inc. Advisers is a registered investment adviser with more than $600 million under management and whose management team has more than 35 years of experience managing Allied Capital Corporation's portfolio of private small business investments.



IF YOU HAVE QUESTIONS, CONTACT THE INFORMATION AGENT FOR MORE INFORMATION



For additional information on the rights offering, please contact Shareholder Communications Corporation, the Information Agent and Offering Coordinator for the offering, at (800) 221-5724 extension 331. You may also contact your bank, broker or other nominee, or contact the Company at (202) 331-1112.



                          (NOT PART OF THE PROSPECTUS)



                           ALLIED CAPITAL CORPORATION
                             QUESTIONS AND ANSWERS




WHY SHOULD I EXERCISE MY SUBSCRIPTION RIGHTS?



Allied Capital Corporation believes that an increase in the assets of the Company at this time will permit the Company to invest in additional small private businesses, as well as to leverage against this additional capital and continue the growth of the Company.



WHAT AM I BUYING?



The Company is a business Development Company which commenced public operations in January 1960. The investment objective of the Company is to provide a high level of current income and long-term growth in the value of its net assets by providing debt, mezzanine, and equity financing primarily for small privately owned growth companies. The Company's investment adviser is Allied Capital Advisers, Inc. ("Advisers").



HOW MUCH DID THE COMPANY PAY IN DIVIDENDS FOR 1995?



The Company declared dividends totaling $1.44 per share for 1995, including a $0.58 per share extra dividend.



WHAT WILL BE THE PRICE OF THE NEW SHARES?



The purchase price per share (the "Subscription Price") will be 95% of the average of the last reported sales price of a share of the Company's common stock on the Nasdaq National Market on the Expiration Date of the Offer (the "Pricing Date") and the four preceding business days. Therefore, Record Date stockholders have the opportunity to purchase new shares below the market price in the rights offering.



CAN STOCKHOLDERS SUBSCRIBE FOR ADDITIONAL SHARES AT THE DISCOUNTED PRICE?



Stockholders who fully exercise all of the Subscription Rights issued to them may also request to purchase additional shares at the same discounted price pursuant to the Over-Subscription Privilege. This privilege makes shares not purchased by other stockholders available to those who wish to acquire more than their entitlement through the exercise of Subscription Rights. These shares will be allocated to stockholders requesting over-subscription shares following the expiration of the offering on a pro rata basis, based on the number of Subscription Rights issued.



WHAT ABOUT FRACTIONAL SHARES?



Fractional shares will not be issued.



CAN I SELL MY SUBSCRIPTION RIGHTS?



No. The Subscription Rights are non-transferable and have no resale value.




                          (NOT PART OF THE PROSPECTUS)

These Questions and Answers and Highlights of the Offering should be read in conjunction with the accompanying Prospectus relating to Allied Capital Corporation's rights offering. The Prospectus contains more detailed information, including special risk considerations about the rights offering and the Company. These Questions and Answers and Highlights of the Offering are qualified in their entirety by reference to the information included in the Prospectus.



Investment in the Company, which invests in small private businesses, involves a high degree of business and financial risk. The Company and its subsidiaries borrow funds, and as a result are exposed to the risks of leverage.



DILUTION



An immediate dilution of each stockholder's proportional share of the Company will be experienced as the number of shares outstanding after the offering will increase. Such dilution will disproportionately affect those stockholders who do not fully exercise their Subscription Rights and should expect that they will, at the completion of the offering, own a smaller proportional interest in the Company than they owned prior to the offering.




                          (NOT PART OF THE PROSPECTUS)



                             [ALLIED CAPITAL LOGO]
                                 ALLIED CAPITAL



ALLIED
CAPITAL
CORPORATION



                                                                RIGHTS OFFERING




                                                                   An Exclusive



                                                                Opportunity for



                                                                   Stockholders



IMPORTANT DATES:



Record Date                                  January 22, 1996



Subscription Period               January 25 to Feb 23, 1996*



Expiration/Pricing Date                         Feb 23, 1996*



Confirmation Date                              March 6, 1996*



*unless extended




                        (NOT PART OF THE PROSPECTUS)

                                     PART B

         INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

SUBJECT TO COMPLETION
Date of issuance of this preliminary SAI:  November __, 1995






                                 885,448 SHARES


                           ALLIED CAPITAL CORPORATION

                                  COMMON STOCK

                                ---------------





                      STATEMENT OF ADDITIONAL INFORMATION




         This Statement of Additional Information is not a prospectus. It should be read with the prospectus dated ______________ ___, 1996 relating to this offering (the "Prospectus"), which may be obtained by calling the Company at (202) 331-1112 and asking for Investor Relations. Terms not defined herein have the same meaning as given to them in the Prospectus.





         Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may any offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information does not constitute a prospectus.

                               TABLE OF CONTENTS


                                                                    Page in the Statement        Location of
                                                                        of Additional        Related Disclosure
                                                                         Information          in the Prospectus
                                                                         -----------          -----------------
MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    B-3
     Directors and Officers . . . . . . . . . . . . . . . . . . . . . . .    B-3
     Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . .    B-4
     Stock Options. . . . . . . . . . . . . . . . . . . . . . . . . . . .    B-6

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES . . . . . . . . . . .    B-7

INVESTMENT ADVISORY AND OTHER SERVICES  . . . . . . . . . . . . . . . . .    B-8
     Investment Advisory Agreement  . . . . . . . . . . . . . . . . . . .    B-8
     Custodian Services . . . . . . . . . . . . . . . . . . . . . . . . .    B-10
     Accounting Services  . . . . . . . . . . . . . . . . . . . . . . . .    B-10

BROKERAGE ALLOCATION AND OTHER PRACTICES  . . . . . . . . . . . . . . . .    B-11

TAX STATUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    B-11

                                   MANAGEMENT

DIRECTORS AND OFFICERS

         The directors and officers of the Company are listed below together with their respective positions with the Company and a brief statement of their principal occupations during the past five years and any positions held with affiliates of the Company:



                            Position(s) Held
 Name, Address, and         With the
 Age                        Company            Principal Occupation(s) During Past Five (5) Years
 ------------------------   ---------------    --------------------------------------------------------------
 David Gladstone*           Chairman of the    Employed by the Company or Advisers since 1974; Chairman and
 (Age 53)                   Board and Chief    Chief Executive Officer of Allied II, Allied Commercial,
                            Executive          Allied Lending, and Advisers; Director, President, and Chief
                            Officer            Executive Officer of BMI; Director of Riggs National
                                               Corporation; Trustee of The George Washington University.  He
                                               has served as a director of the Company since 1976.

 George C. Williams*        Vice Chairman of   Employed by the Company or Advisers since 1959; Vice Chairman
 (Age 69)                   the Board          of Allied II, Allied Commercial, Allied Lending, and
                                               Advisers; Chairman of BMI.  He has served as a director of the Company since 1964.  He is the father of G. Cabell
                                               Williams III (see below).

 Joseph A. Clorety III      Director           President of Clorety & Company, Inc. (registered investment
 (Age 53)                                      adviser) for more than the past five years.  He has served as a director of the Company since 1984.

 Michael I. Gallie          Director           Principal of The Millenium Group Inc. (financial and
 (Age 49)                                      management consulting firm) for the past five years;
                                               President of Economic Development Finance Corporation from
                                               1987 to 1990; Trustee and Chairman of Investment Committee of
                                               the District of Columbia Retirement Board from 1991 to 1995.
                                               He has served as a director of the Company since 1994.

 Warren K. Montouri         Director           Private investor for more than the past five years; Director
 (Age 66)                                      of NationsBank, N.A.  He has served as a director of the
                                               Company since 1986.

 Guy T. Steuart II          Director           Director and President of Steuart Investment Company
 (Age 64)                                      (manages, operates, and leases real and personal property and holds stock in operating subsidiaries engaged in various
                                               manufacturing and service businesses) for more than the past five years; Trustee Emeritus of Washington and Lee
                                               University.  He has served as a director of the Company since
                                               1984.

                            Position(s) Held
 Name, Address, and         With the
 Age                        Company            Principal Occupation(s) During Past Five (5) Years
 ------------------------   ---------------    --------------------------------------------------------------
 T. Murray Toomey           Director           Attorney in private practice for more than the past five
 (Age 71)                                      years; Director of The National Capital Bank of Washington;
                                               Director of Federal Center Plaza Corporation; Director of The
                                               Donohoe Companies, Inc.; Trustee of The Catholic University
                                               of America.  He has served as a director of the Company since
                                               1959.

 G. Cabell Williams III*    Director,          Executive Vice President of Allied II, Allied Commercial,
 (Age 41)                   President, and     Allied Lending Corporation, BMI, and Advisers; Director of
                            Chief Operating    Environmental Enterprises Assistance Fund.  Since 1981, he
                            Officer            has held positions with the Company and with Advisers, Allied
                                               II, Allied Commercial, Allied Lending, and BMI after their inception.  He has served as a director of the Company since
                                               1993.  He is the son of George C. Williams (see above).

 Jon A. DeLuca              Senior Vice        Employed by Advisers since 1994.  Senior Vice President,
 (Age 33)                   President,         Treasurer, and Chief Financial Officer of Allied II, Allied
                            Treasurer, and     Commercial, Allied Lending, BMI, and Advisers since 1994;
                            Chief Financial    Manager of Entrepreneurial Services at Coopers & Lybrand from
                            Officer            1986 to 1994.

 William F. Dunbar          Executive Vice     Employed by the Company or Advisers since 1987; President and
 (Age 36)                   President          Chief Operating Officer of Allied II; Executive Vice
                                               President of Allied Commercial, Allied Lending, BMI, and
                                               Advisers.

 Thomas R. Salley           General Counsel    Employed by Advisers since 1988; General Counsel and
 (Age 38)                   and Secretary      Secretary of Allied II, Allied Lending, Allied Commercial,
                                               BMI, and Advisers.

 Joan M. Sweeney            Executive Vice     Employed by Advisers since 1993; President and Chief
 (Age 36)                   President          Operating Officer of Advisers; Executive Vice President of
                                               Allied II, Allied Commercial, Allied Lending, and BMI; Senior
                                               Manager at Ernst & Young from 1990 to 1993.


*  "Interested persons" as defined in the 1940 Act.


COMPENSATION

         The Company has no employees and does not pay any cash compensation to any of its officers, other than directors' fees to those of its officers who are also directors. All of the Company's officers are employed by Allied Advisers, the Company's investment adviser, which pays their cash compensation. The Company, from time to time, grants stock options to its officers under the Company's Stock Option Plan.

         During 1994, each director received a fee of $1,000 for each meeting of the Board of Directors of the Company and its wholly owned subsidiaries or each separate committee meeting attended. The members of the Board of Directors are compensated by fees at the rate of $1,000 per meeting of the Board of the Company or its wholly owned subsidiaries or each Separate (i.e., not held on the same day as a full Board meeting) meeting of a committee of such Board which the member attends unless such separate meeting occurs on the same day as a Board meeting, in which case directors receive $500 for attendance at such meeting. There is no duplication of directors' fees and expenses even if some directors also take action on behalf of the Company's wholly owned subsidiaries. The Company's stockholders approved a one-time grant of options to each member of the Board of Directors who is not an employee of the investment advisor to purchase 10,000 shares of the Company's common stock pursuant to the Company's Stock Option Plan and such grants were subject to Commission approval. Such approval was granted by the Commission on December 26, 1995 and the options were granted at the current market price as of that date.



         The following table sets forth certain details of compensation paid to directors during 1994, as well as compensation paid for serving as a director of the two other investment companies to which the Company may be deemed to be related.

                               COMPENSATION TABLE


                            Aggregate           Pension Or              Estimated        Total Compensation
                            Compensation From   Retirement Benefits     Annual           From Company and
                            the                 Accrued as Part of      Benefits Upon    Related Companies
 Name and Position          Company(1)          Company Expenses        Retirement       Paid to Directors(2)
--------------------------------------------------------------------------------------------------------------
 David Gladstone            $9,500              $0                      $0               $28,000
 Director

 George C. Williams         12,000              0                       0                 29,000
 Director

 G. Cabell Williams III     10,000              0                       0                 10,000
 Director

 Joseph A. Clorety III      10,500              0                       0                 10,500
 Director

 Guy T. Steuart II          13,500              0                       0                 13,500
 Director

 Warren K. Montouri         10,500              0                       0                 10,500
 Director

 T. Murray Toomey           12,000              0                       0                 12,000
 Director

 Michael I. Gallie           8,000              0                       0                  8,000
 Director

------------------------------------

(1)      Consists only of directors' fees.
(2) Includes amounts paid as compensation to directors by Allied II and Allied Lending, the other companies in the fund complex.


STOCK OPTIONS

         No stock options were granted during 1994. The following chart summarizes the grant of options to directors during the past three fiscal years including the securities underlying those options or stock appreciation rights ("SARs"), and any long term incentive payouts ("LTIP").

                           SUMMARY COMPENSATION TABLE

                                                                          Long-Term Compensation
                                                                --------------------------------------

                                                                      Awards                     Payouts
                                                       -----------------------------------    -------------

                                                                            Securities
                                                         Restricted         Underlying
 Names and Principal Position            Year          Stock Award(s)      Options/SARs        LTIP Payouts
--------------------------------------------------------------------------------------------------------------
 David Gladstone                         1992                $0                     0                $0
 Director                                1993                 0                50,610                 0
                                         1994                 0                     0                 0

 George C. Williams                      1992                $0                     0                $0
 Director                                1993                 0                 5,556                 0
                                         1994                 0                     0                 0

 G. Cabell Williams III                  1992                $0                     0                $0
 Director                                1993                 0                48,963                 0
                                         1994                 0                     0                 0

 Joseph A. Clorety III                   1992                $0                     0                $0
 Director                                1993                 0                     0                 0
                                         1994                 0                     0                 0

 Guy T. Steuart II                       1992                $0                     0                $0
 Director                                1993                 0                     0                 0
                                         1994                 0                     0                 0

 Warren K. Montouri                      1992                $0                     0                $0
 Director                                1993                 0                     0                 0
                                         1994                 0                     0                 0

 T. Murray Toomey                        1992                $0                     0                $0
 Director                                1993                 0                     0                 0
                                         1994                 0                     0                 0

 Michael I. Gallie                       1992                $0                     0                $0
 Director                                1993                 0                     0                 0
                                         1994                 0                     0                 0



              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         As of September 30, 1995, there were 6,185,660 shares of the Company's common stock outstanding. The Company knows of no person who owned beneficially five percent or more of its shares at that date. At that date, the Company's directors and officers as a group, 30 in number, beneficially owned 1,166,373 shares, which includes for this purpose 518,578 shares of underlying unexercised stock options granted under the Company's Stock Option Plan that would be exercisable within sixty days of that date. Those 1,166,373 shares represent 17.26% of the shares that would be outstanding if all of those options were exercised.

                     INVESTMENT ADVISORY AND OTHER SERVICES

         Subject to the supervision and control of its Board of Directors, the investments of the Company are managed by Allied Capital Advisers, Inc., a publicly owned investment adviser located at 1666 K Street, N.W., 9th Floor, Washington, D.C. 20006-2803, telephone (202) 331-1112. Advisers is registered with the Commission under the Investment Advisers Act of 1940. The shares of Advisers are traded on the Nasdaq National Market (symbol: ALLA).


         Advisers currently has thirty-eight (38) investment and other professionals, as well as thirty-four (34) other employees. David Gladstone and George C. Williams have 55 years of combined experience in making the types of investments proposed to be made by the Company. Mr. Gladstone holds an MBA degree from the Harvard Business School and worked for Price Waterhouse and ITT Corporation before joining the Allied Capital organization in 1974. He is the author of Venture Capital Handbook and Venture Capital Investing, both published by Simon & Schuster/Prentice Hall. Mr. Williams is a past President of the National Association of Small Business Investment Companies and has lectured as a resident executive at the McIntyre School of Commerce at the University of Virginia.


         All investments of the Company must be approved by a credit committee composed of the senior investment officers of Allied Advisers, including David Gladstone, George C. Williams, and G. Caball Williams III. Additionally, the Board of Directors reviews and approves every investment made by the Company.

         David Gladstone, George C. Williams, and G. Cabell Williams III are interested persons and affiliated persons, as those terms are defined in the 1940 Act, of the Company and its investment adviser.


         Advisers is at this time a party to investment advisory agreements with the Company and with Allied II and Allied Lending, both business development companies which, directly or through one or more small business investment company subsidiaries, specialize in loans with equity features to and equity investments in small business concerns. Advisers is the general partner of a private limited partnership which itself is the general partner of two privately funded venture capital limited partnerships, Allied Venture and Allied Technology, engaging in the same business as the Company and Allied II but no longer making new investments. Advisers serves as the investment adviser to those two limited partnerships. All of these entities co-invest with one another. In addition, Advisers is the investment manager of Allied Commercial, a publicly held real estate investment trust (a "REIT"), and the co-manager of BMI, a privately held REIT. Allied Commercial and BMI participate with one another in buying interest paying business loans secured by real estate. At September 30, 1995, total assets under Advisers' management approximated $639 million.


INVESTMENT ADVISORY AGREEMENT

         In May 1995, the Company's stockholders approved a new investment advisory agreement (the "current agreement"). The current agreement will remain in effect from year to year as long as its continuance is approved at least annually by the Board of Directors, including a majority of the disinterested directors, or by the vote of the holders of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Company. The current agreement may, however, be terminated at any time on (60) sixty days' notice, without the payment of any penalty, by the Board of Directors or by vote of a majority of the Company's outstanding voting securities, as defined, and will terminate automatically in the event of its assignment.

         The terms of the current agreement are virtually identical to those of the investment advisory agreement between the Company and Advisers that it replaced ("former agreement") except as to the calculation of the investment advisory fee and to the extent clarifying changes were made regarding the nature of professional or technical fees and expenses to be paid by the Company. The terms of the current agreement regarding calculation of the investment advisory fee are intended to reflect Advisers' practice of generally imposing a significantly lower fee on the Company's cash and cash equivalents and Interim Investments than the fee applicable to the Company's invested assets, which Advisers has effected by waiving portions of the investment advisory fee applicable to the Company's cash and cash equivalents and Interim Investments. In the current agreement the provisions of the former agreement concerning the transaction costs to acquire or dispose of an investment were clarified to describe the nature of professional or technical fees and expenses to be paid by the Company and to provide that those fees and expenses included items such as credit reports, title searches, fees of accountants or industry-specific technical experts, and transaction-specific travel expenses. The effect of those clarifications and the replacement of the former agreement does not result in the imposition of any new fee or expense to be paid by the Company or its stockholders. Replacement of the former agreement with the current agreement is expected to result in an advisory fee that is lower than that provided under the former agreement (absent waiver by Advisers of any portion of its fee) and approximately the same as that provided in recent practice when Advisers waives a portion of its fee annually. The terms of the current agreement are summarized below.


         Pursuant to the current agreement, Advisers manages the investments of the Company, subject to the supervision and control of the Board of Directors. Specifically, Advisers identifies, evaluates, structures, closes, and monitors the investments made by the Company. The Company will not make any investments that have not been recommended by Advisers as long as the current agreement remains in effect. Advisers has the authority to effect acquisitions and dispositions of investments for the Company's account, subject to approval by the Company's Board of Directors.

         The current agreement provides that the Company will pay all of its own operating expenses, except those specifically required to be borne by Advisers. The expenses paid by Advisers include the compensation of its investment officers and the cost of office space, equipment, and other personnel necessary for day-to-day operations. The expenses that are paid by the Company include the Company's share of transaction costs (including legal and auditing) incident to the acquisition and disposition of investments, regular legal and auditing fees and expenses, the fees and expenses of the Company's directors, the costs of printing and distributing proxy statements and other communications to stockholders, the costs of promoting the Company's stock, and the fees and expenses of the Company's custodian and transfer agent. The Company, rather than Advisers, is also required to pay expenses associated with litigation and other extraordinary or non-recurring expenses with respect to its operations and investments, as well as expenses of required and optional insurance and bonding. Advisers is, however, entitled to retain for its own account any fees paid by or for the account of any company, including a portfolio company, for special investment banking or consulting work performed for that company which is not related to the Company's such investment transaction or follow-on managerial assistance. Advisers will report to the Board of Directors not less often than quarterly all fees received by Advisers from any source whatever and whether, in its opinion, any such fee is one that Advisers is entitled to retain under the provisions of the current agreement. In the event that any member of the Board of Directors should disagree, the matter will be conclusively resolved by a majority of the Board of Directors, including a majority of the independent Directors. If the Company uses the services of attorneys or paraprofessionals on the staff of Advisers for the Company's corporate purposes in lieu of outside counsel, the Company will reimburse Advisers for such services at hourly rates calculated to cover the cost of such services, as well as for incidental disbursements by Advisers in connection with such services.

         As compensation for its services to and the expenses paid for the account of the Company, Advisers is entitled to be paid quarterly, in arrears, a fee equal to 0.625% per quarter of the quarter-end value of the Company's consolidated total assets (less the Company's investment in Allied Lending and the Company's consolidated Interim Investments and cash) and 0.125% per quarter of the quarter-end value of the Company's Interim Investments and cash. The current agreement provides specifically that the fee to Advisers will not apply to the Company's investment in Allied Lending, as required by the SEC's 1993 exemptive order permitting the stepwise spinoff of Allied Lending. Such fees on an annual basis are equivalent to 2.5% of the Company's consolidated total assets (less the Company's investment in Allied Lending and the Company's consolidated Interim Investments and cash and cash equivalents) and 0.5% of the Company's Interim Investments and cash and cash equivalents.


         Pursuant to the terms of the former agreement, as compensation for its services to and the expenses paid for the account of the Company, Allied Advisers was entitled to be paid, quarterly in arrears, a fee equal to the sum of 0.625% per quarter of each quarter-end value of the Company's consolidated assets less the Company's investment in Allied Lending. Such fees on an annual basis were equivalent to 2.5% of the Company's consolidated invested assets less the Company's investment in Allied Lending. For the purposes of calculating the fee, the values of the Company's assets are determined as of the end of each calendar quarter. The quarterly fee was paid as soon as practicable after the values had been determined. The total amounts paid to Advisers under the former agreement for the last three fiscal years were $2,125,000 for 1992, $2,160,000 for 1993, and $2,605,000 for 1994.


         Under the former agreement, during 1992, 1993 and 1994, Advisers waived most of its fee on the Company's consolidated Interim Investments and cash and cash equivalents, as the Company had excess Interim Investments and cash and cash equivalents obtained with debt capital. The total fees waived on Interim Investments and cash and cash equivalents were: $724,000 for 1992, $671,000 for 1993, and $527,000 for 1994.


         The fee to Advisers provided for by the current agreement is substantially higher than that paid by most investment companies because of the efforts and resources devoted by Advisers to identifying, evaluating, structuring, closing, and monitoring the types of private investments in which the Company specializes. The rate of compensation paid by the Company to Advisers is substantially the same as that paid by Allied II, with which Advisers has also negotiated a new investment advisory agreement.

         The Company also understands that the fee to Advisers provided for by the current agreement is not in excess of that frequently paid by private investment funds engaged in similar types of investments. Such private funds also typically allocate to management a substantial participation in profits.

CUSTODIAN SERVICES

         Under a Custodian Agreement, The Riggs National Bank of Washington, D.C., whose principal business address is 808 17th street, N.W., Washington, D.C. 20006, holds all securities of the Company, provides recordkeeping services, and serves as the Company's custodian.

ACCOUNTING SERVICES

         The firm of Matthews, Carter and Boyce is the independent accountant for the Company for the year ending December 31, 1995. Its business address is: 8200 Greensboro Drive, Suite 1000, McLean, Virginia 22102-3864. Their phone number is (703) 761-4600. Matthews, Carter and Boyce is also the independent accountant for the Company's subsidiaries, Allied Investment Corporation, Allied Capital Financial Corporation, and Allied Development Corporation.

         Matthews, Carter and Boyce, or its predecessor, has served as the Company's independent accountants since its inception and has no financial interest in the Company. The expense recorded during the fiscal year ended December 31, 1994, for the professional services provided to the Company by Matthews, Carter and Boyce consisted of fees for audit services (which included the audit of the consolidated financial statements of the Company and its subsidiaries and review of the filings by the Company of reports and registration statements with the Commission, the SBA or other regulatory authorities) and for non-audit services (the fees for the latter aggregating approximately 17% of the fees for audit services). The non-audit services, which were arranged for by management without prior consideration by the Board of Directors, consisted of non-audit related consultation and the preparation of tax returns for the Company and its subsidiaries.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         Since the Company generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses brokers.

                                   TAX STATUS

         The Company intends to qualify for and elect for each taxable year to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Company qualifies as a regulated investment company and distributes to stockholders annually in a timely manner at least 90% of its "investment company taxable income," as defined in the Code (i.e., net investment income, including accrued original issue discount, and net short-term capital gains) (the "90% Distribution Requirement"), it will not be subject to federal income tax on the portion of its investment company taxable income and net capital gains (net long-term capital gain in excess of net short-term capital loss) distributed to stockholders as required under the Code. In addition, if the Company distributes in a timely manner 98% of its capital gain net income for each one-year period ending on December 31, and distributes 98% of its net ordinary income for each calendar year (as well as any income not distributed in prior years), it will not be subject to the 4% nondeductible federal excise tax imposed with respect to certain undistributed income of regulated investment companies. If the Company qualifies as a regulated investment company as it intends to do, it generally will endeavor to distribute to stockholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that the Company will not incur income and excise taxes on its earnings.

         In order to qualify as a regulated investment company for federal income tax purposes, the Company must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, or other income derived with respect to its business of investing in such stock or securities (the "90% Income Test"); (b) derive in each taxable year less than 30% of its gross income from the sale of stock or securities held for less than three months (the "30% Limitation"); and (c) diversify its holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of the Company's assets consists of cash, cash items, U.S. government securities, and other securities if such other securities of any one issuer do not represent more than 5% of the Company's assets or 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of the Company's assets is invested in the securities of one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers that are controlled (as determined under applicable Code rules) by the Company and are engaged in the same or similar trades or businesses.

         Allied Lending, formerly a wholly owned subsidiary of the Company, originates loans which are 70%-90% guaranteed by the SBA. Allied Lending then sells the guaranteed portion of these loans in the secondary market.

The Internal Revenue Service may assert that these transactions subject Allied Lending to a liability for income taxes of up to $845,000 for the year ended December 31, 1992. The Company has agreed to indemnify Allied Lending for this potential liability. Management believes that the Company has valid defenses for the position that such transactions do not subject Allied Lending to a liability for additional income taxes.

         If the Company acquires or is deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, it will be required to include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Company in the same taxable year and to make distributions accordingly.

         Although the Company presently does not expect to do so, it is authorized to borrow funds and to sell assets in order to satisfy its distribution requirements. However, under the 1940 Act, the Company will not be permitted to make distributions to stockholders while the Company's debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. Moreover, the Company's ability to dispose of assets to meet its distribution requirements may be limited by other requirements relating to its status as a regulated investment company, including the 30% Limitation and the diversification requirements. If the Company disposes of assets in order to meet its distribution requirements, it may make such dispositions at times which, from an investment standpoint, are not advantageous.

         If the Company fails to satisfy the 90% Distribution Requirement or otherwise fails to qualify as a regulated investment company in any taxable year, it will be subject to tax in such year on all of its taxable income, regardless of whether the Company makes any distributions to its stockholders. In addition, in that case, all of the Company's distributions to its stockholders will be characterized as ordinary income (to the extent of the Company's current and accumulated earnings and profits). In contrast, as explained below, if the Company qualifies as a regulated investment company, a portion of its distributions may be characterized as long-term capital gain in the hands of stockholders.

         For any period during which the Company qualifies as a regulated investment company for tax purposes, dividends to stockholders of the Company's investment company taxable income will be taxable as ordinary income to stockholders to the extent of the Company's current or accumulated earnings and profits.

         Distributions of the Company's net capital gain properly designated by the Company as "capital gain dividends" will be taxable to stockholders as a long-term capital gain regardless of the stockholder's holding period for his or her shares.

         To the extent that the Company retains any net capital gain, it may designate such retained gain as "deemed distributions" and pay a tax thereon for the benefit of its stockholders. In that event, the stockholders will be required to report their share of retained net capital gain on their tax returns as if it had been distributed to them and report a credit for the tax paid thereon by the Company. The amount of the deemed distribution net of such tax would be added to the stockholder's cost basis for his shares. Since the Company expects to pay tax on net capital gain at the regular corporate tax rate of 35% and the maximum rate payable by individuals on net capital gain is 28%, the amount of credit that individual stockholders may report would exceed the amount of tax that they would be required to pay on net capital gain. Stockholders who are not subject to federal income tax or tax on capital gains should be able to file a Form 990T or an income tax return on the appropriate form that allows them to recover the taxes paid on their behalf.

         Any dividend declared by the Company in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the stockholders on December 31 of the year in which the dividend was declared.

         Investors should be careful to consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the stockholder generally will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in his shares.

         A stockholder may recognize taxable gain or loss if he sells or exchanges his shares. Any gain arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or exchange of shares generally will be a capital gain or loss except in the case of dealers or certain financial institutions. This capital gain or loss normally will be treated as a long-term capital gain or loss if the stockholder has held his shares for more than one year; otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received with respect to such shares and, for this purpose, the special rules of Section 246(c)(3) and (4) of the Code generally apply in determining the holding period of shares. Net capital gain of noncorporate taxpayers is currently subject to a maximum federal income tax rate of 28% while other income may be taxed at rates as high as 39.6%. Corporate taxpayers are currently subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

         The Company may be required to withhold U.S. federal income tax at the rate of 31% of all taxable dividends and distributions payable to stockholders who fail to provide the Company with their correct taxpayer identification number or to make required certifications, or regarding whom the Company has been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax, and any amounts withheld may be credited against a stockholder's U.S. federal income tax liability.

         Federal withholding taxes at a 30% rate (or a lesser treaty rate) may apply to distributions to stockholders that are nonresident aliens or foreign partnerships, trusts, or corporations. Foreign investors should consult their tax advisors with respect to the possible U.S. federal, state, and local tax consequences and foreign tax consequences of an investment in the Company.

         The Company will send to each of the stockholders, as promptly as possible after the end of each fiscal year, a notice detailing, on a per share and per distribution basis, the amounts includible in such stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local, and foreign taxes depending on each stockholder's particular situation. Stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Company, including the possible effect of any pending legislation or proposed regulation.

                                     PART C

                               OTHER INFORMATION

                                     PART C

                               OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

1.       Financial Statements


The following financial statements of Allied Capital Corporation (the "Registrant" or "Company") are included in the Prospectus (Part A of this Registration Statement):


                 Consolidated Statement of Financial Position -- September 30, 1995 (unaudited) and December 31, 1994 and 1993

                 Consolidated Statement of Operations -- For the Nine Months Ended September 30, 1995 and 1994 (unaudited) and the Years Ended December 31, 1994, 1993 and 1992

                 Consolidated Statement of Changes in Net Assets -- For the Nine Months Ended September 30, 1995 and 1994 (unaudited) and the Years Ended December 31, 1994, 1993 and 1992

                 Consolidated Statement of Cash Flows -- For the Nine Months Ended September 30, 1995 and 1994 (unaudited) and the Years Ended December 31, 1994, 1993 and 1992

                 Notes to Consolidated Financial Statements

                 Consolidated Statement of Loans to and Investments in Small Business Concerns -- September 30, 1995 (unaudited) and December 31, 1994 and 1993

                 Notes to Consolidated Statement of Loans to and Investments in Small Business Concerns

                 Report of Independent Accountants

2.       Exhibits

         a.      Articles of Incorporation of the Registrant (1)

         b.      By-laws of the Registrant, as amended (2)

         c.      None


         d.1 Specimen certificate of Registrant's Common Stock, par value $1.00, the rights of holders of which are defined in Exhibits a and b **




         d.2 Form of subscription form by which beneficial owners of Registrant's Common Stock may exercise their non-transferable Subscription Rights and Over-Subscription Priviledge. *

         e.      Registrant's dividend reinvestment plan (7)


         f.1 Form of SBA subordinated debentures comprising the long-term debt of Registrant's wholly-owned subsidiary, Allied Investment Corporation **


         f.2 Form of preferred stock agreement for 3 percent cumulative preferred stock, $100 par value, of Allied Capital Financial Corporation, the rights of the holder of which are defined in Exhibit f.4 (9)

         f.3 Form of preferred stock agreement for 4 percent preferred stock, $100 par value, of Allied Capital Financial Corporation, the rights of the holder of which are defined in Exhibit f.4 (10)


         f.4 Excerpts from Articles of Incorporation and By-laws of Allied Capital Financial Corporation that define rights of holder of preferred stock **



         f.5 Form of SBA subordinated debentures comprising the long-term debt of Registrant's wholly owned subsidiary, Allied Capital Financial Corporation **


         f.6 Note Agreement between Massachusetts Mutual Life Insurance Company and the Registrant, Allied Investment Corporation, and Allied Capital Financial Corporation dated April 30, 1992 and amendments (3)


         f.7 Loan Agreement between Overseas Private Investment Corporation and Registrant, dated April 10, 1995 **



         f.8 Unsecured Line of Credit Agreement between The Riggs National Bank of Washington, D.C. and the Registrant dated December 18, 1995 **


         g. Investment Advisory Agreement between Registrant and Allied Capital Advisers, Inc. (4)


         h. Form of solicitive Dealer Agreement between the Registrant and Dealers *


         i.      Registrant's Incentive Stock Option Plan, as amended in May
                 1994 (8)


         j.1. Custodian Agreement between The Riggs National Bank of Washington, D.C., and the Registrant, dated June 27, 1989 **



         j.2. Custodian Agreement between The Riggs National Bank of Washington, D.C., and Allied Investment Corporation, dated June 27, 1989 **



         j.3 Custodian Agreement between The Riggs National Bank of Washington, D.C., and Allied Capital Financial Corporation, dated June 27, 1989 **

         k.1. Tax Indemnification Agreement dated November 12, 1993 between the Registrant and Allied Capital Lending Corporation (5)



         k.2. Letter Agreement dated November 16, 1993 among Allied Capital Lending Corporation, the Registrant and Lehman Brothers Inc.
                 (6)



         k.3 Form of offering Coordinator/Information Agent Agreement between the Registrant and Shareholder Communications Corporation **



         k.4 Form of subscription Agency Agreement between the Registrant and American Stock Transfer & Trust Company **



         l. Opinion of the firm of Sutherland, Asbill & Brennan, as to the legality of the common stock being registered, and Consent to the use of such Opinion *


         m.      None

         n. Consent of Matthews, Carter and Boyce, independent accountants *

         o.      None


         p.      None

         q.      None

         r.      Financial Data Schedule (11)


         s. Powers of Attorney of certain signatories of this registration statement (12)


-----------

*        Filed herewith.



**       To be filed by subsequent pre-effective amendment.




(1) Incorporated by reference to Exhibit D to the Company's definitive proxy statement filed on April 11, 1991.

(2) Incorporated by reference to Exhibit E to the Company's definitive proxy statement filed on April 11, 1991.

(3) Incorporated by reference to Exhibit (4)(D)(i) filed with the Company's Annual Report on Form 10-K for the year ended December 31, 1992. Amendments thereto are incorporated by reference to Exhibits
         (4)(D)(ii), (4)(D)(iii) and (4)(D)(iv) to the Company's Form 8-K filed on December 9, 1993.

(4) Incorporated by reference to Exhibit A to the Company's definitive proxy statement filed on March 30, 1995.

(5) Incorporated by reference to an exhibit of the same number filed with the Company's Annual Report on Form 10-K for the year ended
         December 31, 1993.

(6) Incorporated by reference to an exhibit of the same number filed with the Company's Form 8-K dated November 19, 1993.

(7) Incorporated by reference to an exhibit of the same number filed with the Company's Annual Report on Form 10-K for the year ended
         December 31, 1992.

(8) Incorporated by reference to Exhibit A to the Company's definitive proxy statement with respect to an annual meeting of stockholders held on May 5, 1994.

(9) Incorporated by reference to such Exhibit filed with Registration Statement No. 33-22200.

(10) Incorporated by reference to such Exhibit filed with Registration Statement No. 34501 or Pre-Effective Amendment No. 1 thereto.


(11) Incorporated by reference to the Company's quarterly report on Form 10-Q for the quarter ended September 30, 1995, (File No. 814-97), filed with the Commission on November 14, 1995.



(12) Incorporated by reference to the Company's initial registration statement on Form N-2 (File No. 33-64629), filed with the Commission on November 29, 1995.


ITEM 25.  MARKETING ARRANGEMENTS

         None.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The expenses in connection with the distribution of the securities being offered hereby, other than underwriting discounts and commissions, are estimated as follows:

Securities and Exchange Commission Registration Fee . . . . . . . . . . . . $3,980.31
Blue Sky Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . .
Federal Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
State Taxes and Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . .
Transfer Agent's and Registrar's Fees and Expenses  . . . . . . . . . . . .
Expenses of Nominees  . . . . . . . . . . . . . . . . . . . . . . . . . . .
Printing Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Legal Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . .
Auditor's Fees and Expenses   . . . . . . . . . . . . . . . . . . . . . . .
Miscellaneous   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

         Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $________

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Allied Capital Corporation (the Registrant)* - Maryland
  Subsidiaries:
  ------------
         Allied Investment Corporation - Maryland                         100%
         Allied Capital Financial Corporation - Maryland                  100%
         Allied Development Corporation - District of Columbia            100%

Allied Capital Corporation II* - Maryland
  Subsidiaries:
  ------------
         Allied Investment Corporation II - Maryland                      100%
         Allied Financial Corporation II - Maryland                       100%

Allied Capital Commercial Corporation* - Maryland
  Subsidiaries:
  ------------
         ALCC Holdings, Inc. - Maryland                                   100%
         ALCC Acceptance Corporation - Maryland                           100%

Allied Capital Lending Corporation* - Maryland
  Subsidiary:
  ----------
         ACLC Limited Partnership - Maryland                               99%

Business Mortgage Investors, Inc.* - Maryland
  Subsidiaries:
  ------------
         BMI Holdings, Inc. - Maryland                                    100%
         BMI Acceptance Corporation - Maryland                            100%

Allied Capital Funding, L.L.C.** - Delaware

Allied Capital Mortgage Corporation* - Maryland

Allied Capital Advisers, Inc. - Maryland
  Subsidiary:
  ----------
         Allied Capital Property Corporation - Maryland                   100%

-------------
* Each of these entities is, like the Registrant, advised by Allied Capital Advisers, Inc. ("Advisers"). By so including these entities herein, the Registrant does not concede, however, that it and such other entities are controlled by Allied Advisers.

**       The members of Allied Capital Funding, L.L.C. are ALCC Acceptance
Corporation and BMI Acceptance Corporation.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES


         The following table presents the number of record holders of each class of securities of the Company outstanding as of December 31, 1995:


                                                                Number of
 Title of Class                                               Record Holders
 --------------                                               --------------
 Common Stock                                                      1,400*

 Non-Redeemable 3% Cumulative Preferred Stock                          1
          (Allied Financial)

 Redeemable 4% Cumulative Preferred Stock                              1
          (Allied Financial)

 10-Year Subordinated Debentures                                       1
          (Allied Investment and Allied Financial)

 LIBOR +2.5% Revolving Line of Credit                                  1

 10-Year 9.15% Senior Notes                                            1
         (The Company, Allied Investment and Allied Financial)

 --------------------
 * Estimate. The Company also estimates that there are a total of 9,000 beneficial owners of its common stock.


ITEM 29.  INDEMNIFICATION

         The Annotated Code of Maryland, Corporations and Associations, Section 2-418 provides that a Maryland corporation may indemnify any director of the corporation and any person who, while a director of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise or employee benefit plan, made a party to any proceeding by reason of service in that capacity unless it is established that the act or omission of the director was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or the director actually received an improper personal benefit in money, property or services; or, in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding, but if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. Such indemnification may not be made unless authorized for a specific proceeding after a determination has been made, in the manner prescribed by the law, that indemnification is permissible in the circumstances because the director has met the applicable standard of conduct. On the other hand, the director must be indemnified for expenses if he has been successful in the defense of the proceeding or as otherwise ordered by a court. The law also prescribes the circumstances under which the corporation may advance expenses to, or obtain insurance or similar cover for, directors.

         The law also provides for comparable indemnification for corporate officers and agents.

         The Articles of Incorporation of the Company provide that its directors and officers shall, and its agents in the discretion of the Board of Directors may, be indemnified to the fullest extent permitted from time to time by the laws of Maryland. The Company's Bylaws also, however, provide that the Company may not indemnify any director or officer against liability to the Registrant or its security holders to which he might otherwise be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of such disabling conduct.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described above, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of the court of the issue.

         The Registrant, in conjunction with its investment adviser and other entities managed thereby, carries liability insurance for the benefit of its directors and officers on a claims-made basis of up to $2,500,000, subject to a $200,000 retention and the other terms thereof.


ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Allied Capital Advisers, Inc., the investment adviser of the Registrant, is engaged in the business of identifying, evaluating, structuring, closing, and monitoring the investments made by the Registrant as well as other public and private entities engaged in small business finance. Certain information about the activities of each director or executive officer of Allied Capital Advisers, Inc., at any time during the past two fiscal years is set forth below:


                                                            NAME AND PRINCIPAL BUSINESS ADDRESS*
                                                            OF EACH COMPANY WITH WHICH THE
                                                            NAMED PERSON HAS HAD ANY CONNECTION,
                                                            AND THE NATURE OF SUCH
                 NAME                                       CONNECTION.
                 ----                                       --------------------------------------
                 David Gladstone                            Chairman of the Board and Chief Executive
                                                            Officer, Allied Capital Advisers, Inc.,
                                                            Allied Capital Corporation, Allied Capital
                                                            Corporation

                                                            II, Allied Capital Lending Corporation, and
                                                            Allied Capital Commercial Corporation; Director,
                                                            President and Chief Executive Officer, Business
                                                            Mortgage Investors, Inc.; Director, Riggs National
                                                            Corporation, 808 17th Street, N.W., Washington,
                                                            DC 20006.

                 George C. Williams                         Vice Chairman of the Board, Allied Capital Advisers,
                                                            Inc., Allied Capital Corporation, Allied Capital
                                                            Corporation II, Allied Capital Lending Corporation,
                                                            and Allied Capital Commercial Corporation; Chairman,
                                                            Business Mortgage Investors, Inc.; Director, Golden
                                                            Eagle/Satellite Archery, Inc., 1111 Corporate Drive,
                                                            Farmington, NY 14425.

                 Brooks H. Browne                           Director, Allied Capital Advisers, Inc.; President,
                                                            Environmental Enterprises Assistance Fund, 1901
                                                            N. Moore Street, Suite 1004, Arlington, VA 22209
                                                            (since 1993).

                 Robert E. Long                             Director, Allied Capital Advisers, Inc.; Chairman
                                                            and Chief Executive Officer, Southern Starr
                                                            Broadcasting Group, Inc., 99 Canal Center Plaza,
                                                            Suite 220, Alexandria, VA 22314; Director, American
                                                            Heavy Lift Shipping Company, 365 Canal Street, New
                                                            Orleans, LA 70130, Global Travel, Inc., 1911 N.
                                                            Fort Meyer Drive, Arlington, VA 22209, CSC Scientific,
                                                            Inc., 8315 Lee Highway, Fairfax, VA 22031, Outer
                                                            Seal Building Products, Inc., 5114 College Avenue,
                                                            College Park, MD 20740, Business News Network, Inc.,
                                                            99 Canal Center Plaza, Suite 220, Alexandria, VA
                                                            22314, and Ambase Corporation, 51 Weavers Street,
                                                            Greenwich, CT 06831.

                 William L. Walton                          Director, Allied Capital Advisers, Inc.;
                                                            Director and President, Education Partners,
                                                            Inc.; Director, Odyssey Publishing Co.; Chairman,
                                                            Success Lab, Inc.; and President, Language Odyssey
                                                            (all located at 401 N. Michigan Avenue, Suite 3370,
                                                            Chicago, IL 60611).

                 Joan M. Sweeney                            Director, President, and Chief Operating Officer,
                                                            Allied Capital Advisers, Inc.; Executive Vice
                                                            President, Allied Capital Corporation, Allied
                                                            Capital Corporation

                                                            II, Allied Capital Lending Corporation, Allied
                                                            Capital Commercial Corporation, and Business
                                                            Mortgage Investors, Inc.


                 William F. Dunbar                          Executive Vice President, Allied Capital
                                                            Advisers, Inc.; President and Chief Operating
                                                            Officer, Allied Capital Corporation II;
                                                            Executive Vice President, Allied Capital
                                                            Corporation, Allied Capital Commercial
                                                            Corporation, Allied Capital Lending
                                                            Corporation, and Business Mortgage Investors, Inc.

                 Katherine C. Marien                        Executive Vice President, Allied Capital Advisers,
                                                            Inc.; President and Chief Operating Officer,
                                                            Allied Capital Lending Corporation; Executive
                                                            Vice President, Allied Capital Corporation,
                                                            Allied Capital Corporation II, Allied Capital
                                                            Commercial Corporation, and Business Mortgage
                                                            Investors, Inc.

                 John M. Scheurer                           Executive Vice President, Allied Capital Advisers,
                                                            Inc.; President and Chief Operating Officer,
                                                            Allied Capital Commercial Corporation; Executive
                                                            Vice President, Allied Capital Corporation, Allied
                                                            Capital Corporation II, and Allied Capital
                                                            Lending Corporation; Executive Vice President
                                                            and Chief Operating Officer, Business Mortgage
                                                            Investors, Inc.

                 George Stelljes III                        Executive Vice President, Allied Capital Advisers,
                                                            Inc.; Senior Vice President, Allied Capital
                                                            Corporation, Allied Capital Corporation II, Allied
                                                            Capital Commercial Corporation, Allied Capital
                                                            Lending Corporation, and Business Mortgage
                                                            Investors, Inc.; Director, Total Foam, Inc., 80
                                                            Rowe Avenue, Unit B, Milford, CT 06460, Visu-Com,
                                                            Inc., 1207 Bernard Drive, Baltimore, MD 21203,
                                                            and Centennial Media Corporation, 6061 S. Willow
                                                            Drive, Suite 232, Englewood, CO 80111.

                 G. Cabell Williams III                     Executive Vice President, Allied Capital Advisers,
                                                            Inc.; President and Chief Operating Officer,
                                                            Allied Capital Corporation; Executive Vice President,
                                                            Allied Capital Corporation II, Allied Capital
                                                            Commercial Corporation, Allied Capital Lending
                                                            Corporation and Business

                                                            Mortgage Investors, Inc.  Director, President,
                                                            and Treasurer, Broadcast Holdings, Inc., 1025
                                                            Vermont Avenue, N.W., Suite 1030, Washington,
                                                            DC 20005 and Georgetown Broadcasting Company, Inc.,
                                                            1416 Highmarket Street, Georgetown, SC 29442;
                                                            Director, Garden Ridge Corporation, 19411 Atrium
                                                            Place, Suite 170, Houston, TX 77084; Director,
                                                            Environmental Enterprises Assistance Fund, 1901
                                                            N. Moore Street, Suite 1004, Arlington, VA 22209.

                 Jon A. DeLuca                              Senior Vice President, Treasurer and Chief
                                                            Financial Officer, Allied Capital Advisers,
                                                            Inc., Allied Capital Corporation, Allied Capital
                                                            Corporation II, Allied Capital Lending Corporation,
                                                            Allied Capital Commercial Corporation, and Business
                                                            Mortgage Investors, Inc.  Manager, Entrepreneurial
                                                            Services, Coopers & Lybrand (1986-1994).

                 Thomas R. Salley                           General Counsel and Secretary, Allied Capital
                                                            Advisers, Inc., Allied Capital Corporation,
                                                            Allied Capital Corporation II, Allied Capital
                                                            Lending Corporation, Allied Capital Commercial
                                                            Corporation, and Business Mortgage Investors, Inc.

----------------
* The business address of Allied Capital Advisers, Inc., Allied Capital Corporation, Allied Capital Corporation II, Allied Capital Lending Corporation, Allied Capital Commercial Corporation, and Business Mortgage Investors, Inc., is c/o Allied Capital Advisers, Inc., 1666 K Street, N.W., Ninth Floor, Washington, D.C. 20006-2803.

ITEM 31.  LOCATIONS OF ACCOUNTS AND RECORDS

         All of the accounts and records of the Registrant, including all the accounts, books and documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder, are maintained by Allied Capital Advisers, Inc., 1666 K Street, N.W., Ninth Floor, Washington, D.C. 20006-2803.

ITEM 32.  MANAGEMENT SERVICES

         Other than with its investment adviser, the Registrant is not a party to any contract pursuant to which any person performs management-related services to the Registrant.

ITEM 33.  UNDERTAKINGS

         1. The Registrant undertakes to suspend the offering of shares until the Prospectus is amended if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the Registration Statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

         2.      Not Applicable.

         3. The Registrant undertakes in the event that the securities being registered are to be offered to existing shareholders pursuant to warrants or rights and any securities are to be offered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. The Registrant further undertakes that if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall file a post-effective amendment to set forth the terms of such offering.


         4.      a.       The Registrant undertakes to file, during any period
in which offers or sales are being made, a post-effective amendment to this registration statement:



                 (1) To include any prospectus required by Section 10(a)(3) of the 1933 Act;



                 (2) To reflect in the prospectus any fact or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and



                 (3) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;



                 b. The Registration undertakes that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and



                 c. The Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.


         5.      a.       The Registrant undertakes that, for the purpose of
determining any liability under the 1933 Act, the information omitted from the form of Prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of Prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective;

                 b. The Registrant undertakes that for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of Prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

         6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES



       Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, and District of Columbia, on the 11th day of January , 1996.


                                        ALLIED CAPITAL CORPORATION


                                        By: /s/ T.R. Salley
                                            -----------------------------
                                            Thomas R. Salley
                                            General Counsel and Secretary

       Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


 Signature                                            Title                              Date
 ---------                                            -----                              ----


 *                                                    Chairman of the Board and Chief
--------------------------                            Executive Officer (Principal       ---------
 David Gladstone                                      Executive Officer) and Director


 *                                                    Vice Chairman of the Board and
--------------------------                            Director                           ---------
 George C. Williams


 *                                                    President and Chief Operating
--------------------------                            Officer and Director               ---------
 G. Cabell Williams III


 *                                                    Director                           ---------
--------------------------
 Joseph A. Clorety III


 *                                                    Director                           ---------
--------------------------
 Michael I. Gallie


 *                                                    Director                           ---------
--------------------------
 Warren K. Montouri


 *                                                    Director
--------------------------                                                               ---------
 Guy T. Steuart II


 *                                                    Director
--------------------------                                                               ---------
 T. Murray Toomey


 *                                                    Vice President, Treasurer and
--------------------------                            Chief Financial Officer            ---------
 Jon A. DeLuca                                        (Principal Financial Officer and
                                                      Principal Accounting Officer)

* By: /s/ T.R. Salley
      --------------------


Thomas R. Salley, Attorney-in-Fact and Agent, on January 11, 1996, pursuant to the Powers of Attorney filed on November 29, 1995, as Exhibit (s) to the initial registration statement.

                                 EXHIBIT INDEX



Exhibit
Number                                                                                                                   Page
------                                                                                                                   ----

d.2      Form of Subscription Form by which beneficial owners of the Registrant's Common Stock may exercise their non-transferable Subscription Rights and Over-Subscription Privilege

h        Form of Soliciting Dealer Agreement between the Registrant and Dealers

n        Consent of Matthews, Carter and Boyce, independent accountants